UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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Brighthouse Financial, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2026

Annual Meeting and Proxy Statement

Brighthouse
FINANCIAL®

2026

Notice of Annual Meeting of Stockholders	i

Notice of Annual Meeting of Stockholders

On behalf of the Board of Directors, I am honored to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”).

Brighthouse Financial® will hold its Annual Meeting solely by means of remote communication via the internet (a “virtual meeting”). All stockholders as of April 6, 2026 (the “Record Date”) will be able to attend, vote, and participate in the meeting by remote communication. For additional information about participating in the Annual Meeting, see “Attending the Annual Meeting” in the accompanying Proxy Statement.

Date and Time

Tuesday, June 2, 2026, at 8:00 a.m., Eastern Time

Meeting Website

www.virtualshareholdermeeting.com/BHF2026

Agenda

At the Annual Meeting, stockholders will consider and vote on the following matters:

1.	Proposal 1: Election of nine (9) Directors each to serve a one-year term ending at the 2027 Annual Meeting of Stockholders;
2.	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2026;
3.	Proposal 3: Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers; and
4.	Any such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees named in Proposal 1 and “FOR” Proposals 2 and 3. Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

Voting Your Shares

Stockholders of record who hold shares of Brighthouse Financial common stock, par value $0.01 per share (“shares”), as of the close of business on the Record Date are entitled to vote at the Annual Meeting.

You may submit a proxy to vote your shares in advance of the Annual Meeting by any of the following means:

Internet
Please log on to www.ProxyVote.com and submit a proxy to vote your shares by 11:59 p.m., Eastern Time, on Monday, June 1, 2026.

Telephone
Please call 1-800-690-6903 to submit a proxy to vote your shares until 11:59 p.m., Eastern Time, on Monday, June 1, 2026.

Mail
If you received printed copies of the proxy materials and prefer to submit a proxy to vote your shares by mail, please complete, sign, date, and return your proxy card by mail so that it is received by Brighthouse Financial, Inc., c/o Broadridge Financial Solutions, Inc., prior to the Annual Meeting.

2026 Proxy Statement | Brighthouse Financial

ii	Notice of Annual Meeting of Stockholders

You may also attend and vote at the Annual Meeting.

Annual Meeting
You may attend the Annual Meeting virtually and cast your vote at www.virtualshareholdermeeting.com/BHF2026.

Beneficial owners whose shares are held at a brokerage firm, or by a bank or other nominee, should follow the voting instructions that they received from the nominee (see information in the Proxy Statement under “Beneficial Owners or Holders in Street Name”). Participants in retirement and savings plans should refer to the voting instructions in the Proxy Statement under “Voting by Participants in Retirement Plan.”

This notice is being delivered to the holders of shares as of the close of business on April 6, 2026, the record date fixed by the Board of Directors for the purposes of determining the Brighthouse Financial stockholders entitled to receive notice of, and to vote at, the Annual Meeting, and constitutes notice of the Annual Meeting under Delaware law.

By Order of the Board of Directors,

Allie Lin

Executive Vice President, General Counsel and Corporate Secretary

Charlotte, North Carolina

April 14, 2026

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on June 2, 2026, at 8:00 a.m., Eastern Time

The accompanying Proxy Statement, our 2025 Annual Report to Stockholders, and additional information about our Annual Meeting are available at http://investor.brighthousefinancial.com by selecting the appropriate link under “Financial Information” or “News & Events.”

Brighthouse Financial | 2026 Proxy Statement

Chairman’s Letter to Our Stockholders	iii

Chairman’s Letter to Our Stockholders

Dear Fellow Stockholders:

On behalf of the Board of Directors (the “Board”), I am honored to present the 2026 Proxy Statement of Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) and to invite you to our 2026 Annual Meeting of Stockholders (the “Annual Meeting”).

This year’s Annual Meeting follows the announcement of our entry on November 6, 2025 into an Agreement and Plan of Merger (the “Merger Agreement”) under which an affiliate of Aquarian Capital LLC (with its affiliates, “Aquarian”) will acquire Brighthouse Financial for $70.00 per common share in cash (the “Merger”). The Merger Agreement was adopted by Brighthouse Financial stockholders at a special meeting held on February 12, 2026. The Merger is expected to close in 2026 and is subject to customary closing conditions, including receipt of insurance regulatory approvals. At the closing of the Merger, the Company will become a wholly-owned subsidiary of Aquarian.(1) As a Board, our focus has always been to help management grow the long-term value of the Company for our stockholders, and we are excited for this new chapter for the Company, as it continues its mission to help people achieve financial security.

Exploration of a sale. A significant focus of the Board’s work in 2025 was our oversight of a process to explore a potential sale of the Company. The Board and management regularly review the Company’s strategy and financial performance, and over the course of 2024, the Board discussed with management a number of potential strategic alternatives to enhance stockholder value, which included a sale of the Company. We are proud that, after a comprehensive and rigorous process, aided by outside legal and financial advisors, the Board unanimously approved the Company’s entry into the Merger Agreement. At a special meeting held on February 12, 2026, stockholders adopted the Merger Agreement.

Oversight of strategy and risk. While we were engaged in the exploration of a sale of the Company, we remained diligent in the oversight of the Company’s strategy. As we do every year, we discussed with management the Company’s strategic plan, risks and opportunities, including financial strategy and initiatives to protect and grow the Company’s capital; investments strategy; the competitive landscape; product and distribution strategy; human capital matters; as well as operations and technology. For more information on the Board’s oversight of the Company, see “Board Oversight of Strategy” and “Risk Oversight” in this Proxy Statement. In 2025, despite economic uncertainty, the Company continued to execute its growth strategy and achieved strong results, including a year-end combined risk-based capital ratio of 456%; annuity and life sales that exceeded 2024 results; and corporate expenses (excluding expenses related to the pending acquisition) that were better than plan.

Looking ahead. Since the announcement of the signing of the Merger Agreement, the Board has maintained a dual focus – continuing to support the Company’s activities in anticipation of the closing of the Merger while also maintaining oversight of the Company’s ongoing operations and monitoring risk. As we prepare for the anticipated closing of the Merger in 2026, the Board expresses its sincere appreciation for your investment, support, and engagement over the years. It has been our privilege to oversee the Company on your behalf.

2026 Proxy Statement | Brighthouse Financial

iv	Chairman’s Letter to Our Stockholders

We encourage you to review the accompanying proxy materials carefully and to vote your shares in accordance with the Board’s recommendations. We look forward to your participation in the Annual Meeting.

Sincerely,

Chuck Chaplin

Chairman of the Board

Brighthouse Financial, Inc.

April 14, 2026

(1)  For more information about the Merger, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 7, 2026.

Brighthouse Financial | 2026 Proxy Statement

Proxy Statement; Contents	1

Proxy Statement

The Board of Directors (the “Board” or the “Board of Directors”) of Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) is providing this Proxy Statement in connection with the Annual Meeting of Stockholders to be held on June 2, 2026, at 8:00 a.m., Eastern Time (the “Annual Meeting”) and at any adjournment or postponement thereof. Stockholders holding shares of common stock, par value $0.01 per share, of the Company (“shares”) as of the close of business on April 6, 2026 (the “Record Date”) are entitled to vote at the Annual Meeting. Proxy materials or a Notice of Internet Availability were first made available, sent, or given to the Company’s stockholders on or about April 14, 2026.

Contents

3	Proxy Summary
	3	Proposals for Your Vote
	3	The Brighthouse Financial Story
	4	2025 Highlights
	5	Our Board of Directors: Composition and Qualifications
	8	Corporate Governance Highlights
	9	Executive Compensation Program Overview

11	Proposal 1 – Election of nine (9) Directors each to serve a one-year term ending at the 2027 Annual Meeting of Stockholders
	12	The Board of Directors

17	Board and Corporate Governance Practices
	17	Commitment to Effective Corporate Governance
	18	Building Our Board of Directors
	20	Board Leadership Structure
	21	Director Independence
	21	Executive Sessions
	22	Succession Planning and Talent Management
	22	Board Oversight of Our Strategy
	22	Risk Oversight
	24	Information About Our Board Committees
	25	Director Compensation
	26	2025 Director Compensation Table
	27	Director Stock Ownership Guidelines
	27	Codes of Conduct

28	Our Sustainability Journey

30	Proposal 2 – Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2026
	31	Fees Paid to Deloitte & Touche LLP
	31	Audit Committee Pre-Approval Policy
	32	Audit Committee Report

34	Proposal 3 – Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers

35	Compensation Discussion and Analysis
	35	Named Executive Officers
	35	CD&A Contents
	35	Section 1 – Executive Summary
	35	The Brighthouse Financial Story and 2025 Highlights
	35	Compensation Philosophy
	36	Our 2025 Compensation Program
	37	2025 Say-on-Pay Vote
	37	Compensation Highlights
	38	CEO Compensation
	38	Section 2 – 2025 Executive Compensation Program
	38	2025 Compensation Planning Process
	39	Elements of 2025 Compensation
	40	2025 Target Total Direct Compensation
	43	2025 Short-Term Incentive Awards
	45	2025 Long-Term Incentive Awards
	48	2023 PSU Payouts

2026 Proxy Statement | Brighthouse Financial

2	Contents

	49	Role of the Compensation and Human Capital Committee and Others in Determining Compensation
	49	Section 3 – Additional Compensation Practices and Policies
	49	Stock Ownership and Retention Guidelines
	50	Benefit Plans
	52	Termination and Change of Control Benefits
	52	Stock-Based Award Timing Practices
	53	Tax Deductibility of Executive Compensation
	53	Hedging and Pledging Prohibition
	53	Risk Assessment
	53	Compensation Recovery Policies
	54	Section 4 – 2026 Compensation Program Overview
	54	2025 Say-on-Pay Vote
	54	2026 STI Program
	54	2026 LTI Program
	55	2026 Target Total Direct Compensation
	55	Compensation Committee Report

56	Compensation Tables
	56	Summary Compensation Table for 2025
	58	Grants of Plan-Based Awards in 2025
	59	Outstanding Equity Awards at 2025 Fiscal Year End
	62	Option Exercises and Stock Vested in 2025
	62	Nonqualified Deferred Compensation in 2025
	64	Potential Payments Upon Termination or Change in Control
	67	Equity Compensation Plan Information as of December 31, 2025

67	CEO Pay Ratio

68	Pay Versus Performance

71	Certain Relationships and Related Person Transactions
	71	Related Person Transaction Approval Policy
	71	Security Ownership of Certain Beneficial Owners and Management

74	The Annual Meeting, Voting, and Other Information
	74	Overview
	74	Attending the Annual Meeting
	75	Directors’ Attendance at the Annual Meeting
	75	Shares Outstanding and Holders of Record Entitled to Vote at the Annual Meeting
	75	Your Vote is Important
	76	Quorum Requirement
	76	Voting Your Shares
	77	Changing Your Vote or Revoking Your Proxy
	78	Vote Required for Each Proposal
	78	Matters to be Presented
	78	Delivery of Proxy Materials
	79	Proxy Solicitation Costs
	79	Vote Tabulation
	79	Inspector of Election
	79	Results of the Vote
	79	Pending Merger
	80	Other Information

82	Forward-Looking Statements

82	Website References

83	Other Financial Disclosures

Brighthouse Financial | 2026 Proxy Statement

Proxy Summary	3

Proxy Summary

This section summarizes important information contained in this Proxy Statement and in our 2025 Annual Report to Stockholders (the “2025 Annual Report”), but it does not contain all the information that you should consider when casting your vote. Please review the entire Proxy Statement and 2025 Annual Report carefully before voting.

Proposals for Your Vote

Proposal	Board Recommendation	Page

1. Election of nine (9) Directors each to serve a one-year term ending at the 2027 Annual Meeting of Stockholders	FOR each of the Board’s nominees	11

2. Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2026	FOR	30

3. Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers (the “Say-on-Pay” vote)	FOR	34

The Brighthouse Financial Story

Who We Are

Brighthouse Financial is one of the largest providers of annuities and life insurance in the United States(1), trusted by over 2 million customers(2). Brighthouse Financial became an independent, publicly traded company in August 2017, following our separation (the “Separation”) from MetLife, Inc. (“MetLife”) and the listing of our common stock on The Nasdaq Stock Market LLC (“Nasdaq”). On November 6, 2025, Brighthouse Financial entered into an Agreement and Plan of Merger (the “Merger Agreement”) under which an affiliate of Aquarian Capital LLC (with its affiliates, “Aquarian”), a diversified global holding company with a strategic portfolio of insurance and asset management solutions, will acquire Brighthouse Financial in an all-cash transaction valued at approximately $4.1 billion (the “Merger”). The Merger Agreement, under which Brighthouse Financial’s common stockholders will receive $70.00 in cash per share upon the closing of the Merger, was adopted by Brighthouse Financial stockholders at a special meeting held on February 12, 2026. The Merger is expected to close in 2026 and is subject to customary closing conditions, including receipt of insurance regulatory approvals. At the closing, the Company will become a wholly-owned subsidiary of Aquarian.

Our Purpose

We are on a mission to help people achieve financial security. We specialize in products that are designed to help people protect what they’ve earned and ensure it lasts. We are built on a foundation of experience and knowledge, which allows us to keep our promises and provide value to our distribution partners and the clients they serve.

Our Strategy

Throughout 2025, we continued to execute our focused strategy, consisting of the following core elements which are fully aligned with our risk appetite:

•

Offering a targeted set of products that are simpler, more transparent, and provide value to our distribution partners and the clients they serve. We aim to continue to shift our business mix profile over time, with the addition of more cash flow-generating and less capital-intensive new business, along with the runoff of less profitable legacy business.

•

Selling our products through a diverse, well-established network of distribution partners and continuing to build strategic distribution relationships as we further expand our distribution footprint in the United States.

•

Effectively managing our expenses by adopting and maintaining an operating model designed to drive our statutory expense ratio down over time.

•

Maintaining our focus on prudent financial and risk management to protect our balance sheet through a variety of market conditions.

(1) Ranked by 2024 admitted assets. Best’s Review®: Top 200 U.S. Life/Health Insurers. AM Best, 2025. (2) Customer count data is as of December 31, 2025.

2026 Proxy Statement | Brighthouse Financial

4	Proxy Summary

2025 Highlights – Significant Progress on Strategic Initiatives

On November 6, 2025, we entered into the Merger Agreement, which was adopted by Brighthouse Financial’s stockholders at a special meeting held on February 12, 2026. The Merger is expected to close in 2026 and is subject to customary closing conditions, including receipt of insurance regulatory approvals.

Throughout 2025, we continued to execute our focused strategy by maintaining our robust liquidity position, delivering record sales of Shield® Level Annuities (“Shield”) and life insurance products while continuing to focus on expense discipline. 2025 also marked significant transformation. As we previously shared, we began simplifying our hedging strategy in early 2024, which included hedging new Shield business on a stand-alone basis, and in the third quarter of 2025 we successfully completed our initiative to establish a standalone hedging program for our variable annuities (“VA”) and first-generation Shield businesses (“VA/Shield separation”), allowing us to more effectively manage the risks related to these two products.

Financial and Capital Strength

Prudent Financial Management – our financial and risk management strategy is focused on protecting our statutory balance sheet in adverse market scenarios.

Capital and Liquidity Management – our holding company liquid assets remained robust at $0.9 billion as of year-end 2025. In addition, we ended 2025 with $5.3 billion of combined statutory total adjusted capital and a combined risk-based capital (“RBC”) ratio of 456%, which is above our target range of 400% to 450% in normal market conditions.

Normalized Statutory Earnings – for full year 2025, we had normalized statutory earnings of $1.0 billion, largely driven by the successful completion of the VA/Shield separation.

Capital Return – we repurchased $102 million of our common stock in 2025, reducing shares outstanding by over 52% since we began our common stock repurchase program in August 2018. There were no additional share repurchases following the expiration of our most recent Rule 10b5-1 plan in May 2025. Pursuant to the Merger Agreement, we have agreed that during the period beginning the date of the Merger Agreement through the earlier of the closing of the Merger and the termination of the Merger Agreement, we will not, subject to certain exceptions, purchase directly or indirectly any of the Company’s or its subsidiaries’ capital stock or other equity or voting interests of the Company or any of its subsidiaries.

Capital-Focused Strategic Initiatives – in 2025, we continued to execute on our strategic initiatives designed to improve capital efficiency, unlock capital, and remain within our target combined RBC range in normal market conditions. We simplified our VA and Shield risk management strategy with the completion of the VA/Shield separation in the third quarter, and in the fourth quarter we entered into a reinsurance transaction with a third party to reinsure certain universal life policies with secondary guarantees, as well as certain term life policies.

Products and Sales

Annuities – we achieved total annuity sales of approximately $10.3 billion, an increase of 3% over 2024. The strong results in 2025 were driven by another record year of Shield sales, which increased 4% over 2024. We continue to be a leader in the registered index-linked annuity marketplace and remain focused on meeting clients’ evolving needs.

Life Insurance – we had record life insurance sales in 2025 of $143 million, an increase of 19% over 2024.

BlackRock’s LifePath Paycheck™ – in 2024 we expanded into the institutional space with BlackRock’s LifePath Paycheck (“LPP”) solution becoming available in defined contribution plans. As of year-end 2025, our account value for LPP totaled $569 million. We remain excited about LPP, which will enable Brighthouse Financial to reach new customers through the worksite channel.

Expenses

Corporate Expenses – we remained focused on our disciplined approach to expense management. Corporate expenses were $880 million for full year 2025, which included $31.6 million of costs incurred in connection with the pending acquisition of the Company. Excluding the acquisition-related costs, corporate expenses were better than plan.

For the definition of certain terms and metrics used here and in this Proxy Statement, see “Other Financial Disclosures.”

Brighthouse Financial | 2026 Proxy Statement

Proxy Summary	5

Our Board of Directors: Composition and Qualifications

Our Board is composed of Directors (“Directors”) whose diverse range of skills, experience, backgrounds, and perspectives enables the Board to effectively oversee the Company’s development and execution of the Company’s strategy to deliver long-term value for our stockholders. The Board also believes that it is important to refresh the Board from time to time. Our Board is composed of Directors with a mix of tenures of service. The following table and charts present the composition of our currently serving Board.

Board Composition Summary

Name	Age	Demographic Information	Selected Skills and Qualifications	Principal Professional Experience	Independent	Committee Memberships

Chuck Chaplin Chairman of the Board Director since 2017	69	• Male • Black/ African American	• Senior Leadership • Insurance • Financial Services • Accounting/Financial Reporting • Public Company Board Experience	President, Chief Financial Officer, and Chief Administrative Officer, MBIA Inc. (Retired)	Yes	• Compensation and Human Capital • Executive • Finance and Risk • Nominating and Corporate Governance (Chair)

Stephen Hooley Director since 2020	63	• Male • White/Caucasian	• Senior Leadership • IT/Cybersecurity • Financial Services • Accounting/Financial Reporting • Public Company Board Experience	Chairman, Chief Executive Officer, and President, DST Systems (Retired)	Yes	• Audit (Chair) • Executive • Investment

Michael Inserra Director since 2024	64	• Male • White/Caucasian	• Senior Leadership • Insurance • Financial Services • Investments	Partner, Ernst & Young, LLP (Retired)	Yes	• Audit • Investment

Carol Juel Director since 2021	53	• Female • White/Caucasian	• IT/Cybersecurity • Financial Services • Risk Management • Regulation	Executive Vice President, Chief Technology and Operating Officer, Synchrony Financial	Yes	• Audit • Investment

Eileen Mallesch Director since 2018	70	• Female • White/Caucasian	• Accounting/Financial Reporting • Insurance • Financial Services • Investments	Senior Vice President and Chief Financial Officer, Nationwide Mutual Insurance Company (Retired)	Yes	• Compensation and Human Capital • Investment (Chair) • Nominating and Corporate Governance

Diane Offereins Director since 2017	68	• Female • White/Caucasian	• IT/Cybersecurity • Financial Services • Human Capital Management • Regulation	Executive Vice President and President – Payment Services, Discover Financial Services (Retired)	Yes	• Compensation and Human Capital (Chair) • Finance and Risk • Nominating and Corporate Governance

Eric Steigerwalt Director since 2016	64	• Male • White/Caucasian	• Senior Leadership • Insurance • Financial Services • Investments • Risk Management	President and Chief Executive Officer, Brighthouse Financial, Inc.	No	• Executive (Chair)

2026 Proxy Statement | Brighthouse Financial

6	Proxy Summary

Name	Age	Demographic Information	Selected Skills and Qualifications	Principal Professional Experience	Independent	Committee Memberships

Paul Wetzel Director since 2017	66	• Male • White/Caucasian	• Senior Leadership • Financial Services • Regulation • Risk Management	Chairman of the Global Financial Institutions Group, Deutsche Bank Securities Inc. (Retired)	Yes	• Compensation and Human Capital • Finance and Risk (Chair) • Nominating and Corporate Governance

Lizabeth Zlatkus Director since 2024	67	• Female • White/Caucasian	• Senior Leadership • Insurance • Financial Services • Public Company Board Experience • Risk Management	Executive Vice President and Chief Risk Officer, The Hartford Financial Services Group (Retired)	Yes	• Audit • Finance and Risk

Brighthouse Financial | 2026 Proxy Statement

Proxy Summary	7

Board Skills and Experience

Our Board is composed of Directors who possess a mix of skills and experience that we believe align with, and facilitate effective oversight of, Brighthouse Financial’s strategy and risks, including skills and experience related to the financial services and insurance industries; senior leadership; accounting/financial reporting; information technology and cybersecurity; brand and marketing; public company board service; risk management; investments; human capital management; and regulation. The following charts present the number of Director nominees who possess substantive skills or experience in these areas and are based on each Director’s self-evaluation.

Senior Leadership Provides Directors with valuable organizational, strategic planning, and risk management skills to oversee and advise management	Insurance Aids in Director oversight of our strategy, including product development, sales, distribution, and financial management

Financial Services Supports Director oversight of various aspects of our business, including product development, marketing, and distribution	Accounting/Financial Reporting Enables Directors to oversee our financial reporting processes and controls

Brand and Marketing Supports oversight of the development and execution of our strategy to build our brand and market our products	Human Capital Management Supports oversight of our talent management, succession planning, and executive compensation practices, as well as activities that support our culture

Information Technology/Cybersecurity Enables Directors to manage and oversee our technology-related strategic objectives and to oversee cybersecurity risk	Investments Facilitates effective management and oversight of our investment portfolio to drive returns and manage investment risk

Regulation Enables Director oversight of our compliance programs and assists the Company in navigating the complex and highly regulated environment in which we operate	Risk Management Facilitates Director oversight of management’s policies and practices to identify, monitor, and manage the complex risks facing our Company

Other Public Company Board Experience Exposes Directors to diverse perspectives, trends, and governance practices that can enhance oversight

2026 Proxy Statement | Brighthouse Financial

8	Proxy Summary

Corporate Governance Highlights

Brighthouse Financial is committed to good governance practices that are intended to protect and promote the long-term value of the Company for our stockholders. The Board regularly reviews our governance profile to ensure that it reflects the evolving governance landscape and appropriately supports and serves the best interests of the Company and our stockholders.

Independent Oversight	Independent Chairman of the Board
Majority of our Board is independent (eight of nine Directors)
All committees of the Board (other than the Executive Committee) (each a “Committee” and collectively, the “Committees”) are composed solely of Independent Directors (as defined below, see “Director Independence”)

Board Effectiveness	Directors possess a deep and diverse set of skills and experience relevant to oversight of our business strategy
Proactive assessment of Director skills and commitment to Director refreshment to ensure the Board continues to meet the Company’s evolving oversight needs
Robust risk oversight framework to assess and manage risks
Comprehensive annual self-assessment of the Board and Committees, including an action plan to implement Directors’ suggestions
Regular executive sessions of the Independent Directors

Responsiveness and Accountability	Our Restated Certificate of Incorporation (“Charter”) and Amended and Restated Bylaws (“Bylaws”) do not include supermajority voting requirements to amend certain provisions of our Charter and Bylaws
Majority vote standard for uncontested Director elections
Development and regular review of succession plans for the Chief Executive Officer (the “CEO”) and other members of senior management
Annual assessment of Committee charters and the Board’s Corporate Governance Principles
Annual election of Directors

Brighthouse Financial | 2026 Proxy Statement

Proxy Summary	9

Executive Compensation Program Overview

2025 Executive Compensation Program

The Compensation and Human Capital Committee considered stockholder feedback and the results of our 2024 Say-on-Pay vote in designing our 2025 executive compensation program. Our program is guided by our pay-for-performance philosophy and aligns the compensation opportunities of our Named Executive Officers (“NEOs”) with achievement of the Company’s short- and long-term business goals, as approved by the Board as part of its annual review of Brighthouse Financial’s strategy. Our 2025 executive compensation program remained largely consistent with our 2024 program. Changes to the program are described in the “Compensation Discussion and Analysis.”

Key Components of Our 2025 Executive Compensation Program

Base Salary	• Fixed compensation for service during the year.

Short-Term Incentive Awards

•

Annual cash award based on Company and individual performance.

•

Short-Term Incentive (“STI”) performance metrics measure our achievement of three strategically important corporate goals for the 2025 performance period (weighting):

•

Corporate Expenses (40%) – aligns with our strategic goal of adopting and maintaining an operating model that emphasizes disciplined expense management.

•

Sales (40%) – key driver of revenues and an important indicator of our growth prospects and the strength of our franchise.

•

Normalized Statutory Earnings (20%) – indicator of financial strength that is used by management to measure our insurance subsidiaries’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business.

•

Qualitative assessment of individual performance includes human capital management achievements.

Long-Term Incentive Awards

•

Long-Term Incentive (“LTI”) vehicle mix is weighted more toward performance-based compensation – 70% Performance Share Units (“PSUs”) and 30% Restricted Stock Units (“RSUs”) for the CEO; 60% PSUs and 40% RSUs for our other NEOs.

•

PSU metrics measure our achievement of two strategic goals over the 2025-2027 performance period (weighting):

•

Net Cash Flow to the Holding Company (60%) – measures net capital distributions from Brighthouse Financial’s operating companies, which strengthen our holding company balance sheet and provide management with flexibility to deploy our capital for various purposes, including return of capital to stockholders.

•

Statutory Expense Ratio (40%) – operating efficiency metric that measures both expense management and sales growth, two of our key strategic drivers.

•

Relative total shareholder return (“rTSR”) modifier (±10 percentage points) further aligns PSUs to long-term stockholder value – the sum of our achievement against the PSU metrics over the 2025-2027 performance period may be modified up or down by 10 percentage points.

2026 Proxy Statement | Brighthouse Financial

10	Proxy Summary

Executive Compensation Practices

We are committed to building a compensation program with strong governance features that reflect best practices in the market and are responsive to stockholder feedback. The table below provides a summary of our executive compensation governance practices.

What We Do

Pay-for-Performance. A substantial portion of our NEOs’ Target Total Direct Compensation (“TDC”) is in the form of variable, at-risk elements that reward our executives only if we achieve performance goals that we believe are linked to long-term value creation.

Stock Ownership Guidelines. We have established stock ownership and retention guidelines that require our NEOs to maintain significant stock ownership, thereby aligning their interests with those of our stockholders.

Clawback Policies. We maintain robust compensation recoupment policies (the “Compensation Recovery Policies”) that provide for the mandatory recoupment of erroneously awarded compensation from covered officers in the event of a financial restatement (in accordance with Nasdaq listing standards) and that also allow for the recoupment of incentive and equity compensation earned by executive officers or other employees in the event of certain misconduct or the material inaccuracy of performance metrics.

Minimum Vesting Periods. Equity awards that are subject to achievement of performance goals or that vest based solely on continued service generally have three-year vesting periods (the latter generally at a rate not greater than one-third per year).

Independent Compensation Consultant. Our Compensation and Human Capital Committee has retained Semler Brossy Consulting Group (“Semler Brossy”) as its independent compensation consultant to advise it on our executive compensation program.

Double-Trigger Vesting of Equity Awards Upon a Change of Control. Outstanding awards that are substituted or assumed in a change of control only vest if the NEO is terminated or resigns with good reason.

What We Don’t Do	Gross-ups on Excise Taxes. We do not provide tax gross-up benefits in connection with payments upon a change of control.
Reprice Stock Options. Our equity incentive plans prohibit us from repricing stock options or stock appreciation rights without stockholder approval.
Excessive Perquisites. We provide limited perquisites to our executive officers.
Hedging and Pledging. Our insider trading policy prohibits all employees and Directors from engaging in hedging or pledging transactions in Brighthouse Financial securities.

Brighthouse Financial | 2026 Proxy Statement

Proposal 1 — Election of Directors	11

Proposal 1

Election of nine (9) Directors each to serve a one-year term ending at the 2027 Annual Meeting of Stockholders

Our Board has been carefully and thoughtfully built with a mix of individuals who possess the necessary skills and experience to effectively oversee our business. The Board has nominated the following nine currently serving Directors for election at the Annual Meeting: C. Edward Chaplin; Stephen C. Hooley; Michael J. Inserra; Carol D. Juel; Eileen A. Mallesch; Diane E. Offereins; Eric T. Steigerwalt; Paul M. Wetzel; and Lizabeth H. Zlatkus.

Biographical information for each nominee, including a description of each Director’s skills and qualifications, follows this proposal. For information about our policies and practices related to our Board, see “Board and Corporate Governance Practices.” All nominees serving at the time of our 2025 annual meeting of stockholders attended that meeting.

If elected, the nominee will serve a one-year term that expires at the next annual meeting of stockholders. Unless otherwise instructed, the proxyholders will vote proxies “FOR” each of the nominees of the Board. Each nominee has consented to being named in this Proxy Statement and agreed to serve if elected. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. However, if any of the Board’s nominees is unable to serve as Director at any point prior to the Annual Meeting or any adjournment or postponement thereof, the Board may reduce the size of the Board or nominate another candidate for election. If the Board nominates a new candidate, unless otherwise provided, the form of proxy attached to this Proxy Statement permits the proxyholders to use their discretion to vote for that candidate.

The Board recommends that you vote “FOR” the election of each of the Director nominees.

2026 Proxy Statement | Brighthouse Financial

12	Proposal 1 — Election of Directors

The Board of Directors

Nominees for Election as Directors for Terms Expiring in 2027

Age: 69 Director since: 2017 Committees: • Compensation and Human Capital • Executive • Finance and Risk • Nominating and Corporate Governance (Chair)

C. Edward (“Chuck”) Chaplin

Chairman of the Board

Independent Director

Skills and Qualifications

Mr. Chaplin is qualified to serve on our Board on the basis of his leadership skills, financial expertise, and deep experience in the insurance industry.

Career Highlights

•  MBIA, Inc., a provider of financial guarantee insurance (2006 – 2017)

•

President, Chief Financial Officer, and Chief Administrative Officer (2008 – 2016)

•

Vice President and Chief Financial Officer (2006 – 2008)

•  Prudential Financial, Inc., a global insurance and financial services firm (1983 – 2006)

•

Positions of increasing responsibility, culminating with Senior Vice President and Treasurer

Other Public Company Directorships

•

MGIC Investment Corp. (2014 – present)

Past Public Company Directorships

None

Other Experience and Service

•

Rutgers University, Trustee

•

Executive Leadership Council, Member

•

Newark School of the Arts, Trustee Emeritus

Education

•

BA, Rutgers College

•

Master of City and Regional Planning, Harvard University

Age: 63 Director since: 2020 Committees: • Audit (Chair) • Executive • Investment

Stephen C. Hooley

Independent Director

Skills and Qualifications

Mr. Hooley is qualified to serve on our Board on the basis of his experience as a chief executive officer, expertise in technology and financial services, and public company board experience.

Career Highlights

•  DST Systems, Inc., a provider of information processing software and services (2009 – 2018)

•

Chairman, Chief Executive Officer and President (2014 – 2018)

•

President and Chief Executive Officer (2012 – 2014)

•

President and Chief Operating Officer (2009 – 2012)

•  State Street Corporation, a financial services company (1992 – 2009)

•

Various leadership positions, culminating as Chief Executive Officer and President, Boston Financial Data Services Corporation, a financial services company which was a joint venture between State Street Corporation and DST Systems (2004 – 2009)

Other Public Company Directorships

•

Q2 Holdings, Inc. (2020 – present)

•

Renaissance Re (nominee for election on May 5, 2026)

Past Public Company Directorships

•

Stericycle Inc. (2019 – 2024)

•

Legg Mason Inc. (2019 – 2020)

•

DST Systems, Inc. (2012 – 2018)

Education

•

BS, Worcester Polytechnic Institute

Brighthouse Financial | 2026 Proxy Statement

Proposal 1 — Election of Directors	13

Age: 64 Director since: 2024 Committees: • Audit • Investment

Michael J. Inserra

Independent Director

Skills and Qualifications

Mr. Inserra is qualified to serve on our Board on the basis of his deep experience in the financial services industry and accounting and audit services as well as his strong leadership skills and operational expertise.

Career Highlights

•  Independent consultant (2021 – present)

•  Ernst & Young LLP, an accounting and professional services firm (1983 – 2008, 2010 – 2021)

•

Partner (1993 – 2021)

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Americas Deputy Managing Partner (2015 – 2020)

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Vice Chair and Managing Partner, Financial Services Organization (2013 – 2015)

•  Moore Capital Management, a private global investment firm (2008 – 2010)

Other Public Company Directorships

None

Past Public Company Directorships

None

Other Experience and Service

•

Berkeley Research Group, Board of Directors (2025 – present)

•

Baker Tilly, Board of Directors (2024 – present)

•

Brighthouse Life Insurance Company of NY, an indirect wholly-owned subsidiary of Brighthouse Financial (2021 – 2024)

•

Certified Public Accountant

•

American Institute of Certified Public Accountants, Member

•

New York State Society of Certified Public Accountants, Member

•

Fordham University Gabelli School of Business, Advisory Board

Education

•

BS, Fordham University

Age: 53 Director since: 2021 Committees: • Audit • Investment

Carol D. Juel

Independent Director

Skills and Qualifications

Ms. Juel is qualified to serve on our Board on the basis of her background as a senior technology and operations executive with deep technology, cybersecurity, and financial services experience.

Career Highlights

•  Synchrony Financial, a financial services company (2014 – present)

•  Executive Vice President, Chief Technology and Operating Officer (2021 – present)

•

Executive Vice President, Chief Information Officer (2014 – 2021)

•  General Electric Company, a multinational conglomerate (2004 – 2014)

•  Chief Information Officer, GE Capital Retail Finance (2011 – 2014)

•

Vice President, Information Technology, GE Money (2004 – 2011)

•  Accenture, a professional services and consulting company (1995 – 2004)

•

Senior Manager, Financial Services

Other Public Company Directorships

None

Past Public Company Directorships

None

Other Experience and Service

•

Girls Who Code, Chair, Board of Directors

•

College of the Holy Cross, Trustee

Education

•

BA, College of the Holy Cross

2026 Proxy Statement | Brighthouse Financial

14	Proposal 1 — Election of Directors

Age: 70 Director since: 2018 Committees: • Compensation and Human Capital • Investment (Chair) • Nominating and Corporate Governance

Eileen A. Mallesch

Independent Director

Skills and Qualifications

Ms. Mallesch is qualified to serve on our Board on the basis of her financial expertise, experience in the insurance industry, and public company board experience.

Career Highlights

•  Nationwide Mutual Insurance Company, a U.S. insurance and financial services company
(2005 – 2009)

•

Senior Vice President and Chief Financial Officer of property and casualty insurance business

•  General Electric, a multinational conglomerate (1998 – 2005)

•

Senior Vice President and Chief Financial Officer of Genworth Financial Life Insurance Company
(2003 – 2005)

•

Vice President and Chief Financial Officer of GE Financial Employer Services Group
(2000 – 2003)

•

Controller, GE Americom (1998 – 2000)

•  Asea Brown Boveri, Inc., a multinational power and automation technologies company (1993 – 1998)

•

International Business Area Controller, Energy Ventures

•

PepsiCo, Inc., a multinational food and beverage company (1988 – 1993)

•

Arthur Andersen, a professional services firm (1985 – 1988)

Other Public Company Directorships

•

Arch Capital Group Ltd. (2021 – present)

•

Fifth Third Bancorp (2016 – present)

Past Public Company Directorships

•

State Auto Financial Corporation (2010 – 2021)

•

Libbey Inc. (2016 – 2020)

•

Bob Evans Farms, Inc. (2008 – 2018)

Other Experience and Service

•

American Institute of Certified Public Accountants, Member

Education

•

BS, City University of New York (CUNY)

Age: 68 Director since: 2017 Committees: • Compensation and Human Capital (Chair) • Finance and Risk • Nominating and Corporate Governance

Diane E. Offereins

Independent Director

Skills and Qualifications

Ms. Offereins is qualified to serve on our Board on the basis of her deep financial services, information technology, and cybersecurity experience.

Career Highlights

•  Discover Financial Services, a direct banking and payment services company (1998 – 2023)

•

Executive Vice President and President, Payment Services
(2010 – 2023)

•

Executive Vice President, Payment Services (2008 – 2010)

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Executive Vice President and Chief Technology Officer (1998 – 2008)

Other Public Company Directorships

•

Flywire Corporation (2023 – present)

Past Public Company Directorships

•

West Corporation (2015 – 2017)

Other Experience and Service

•

Lendbuzz Inc., Board of Directors (2024 – present)

•

Bluecode, Board of Directors
(2023 – present)

•

The Chicago Network, former Chair

•

Children’s Home + Aid, Member, Board of Trustees

Education

•

BBA, Loyola University, New Orleans

Brighthouse Financial | 2026 Proxy Statement

Proposal 1 — Election of Directors	15

Age: 64 Director since: 2016 Committees: • Executive (Chair)

Eric T. Steigerwalt

President and Chief Executive Officer

Skills and Qualifications

Mr. Steigerwalt is qualified to serve on our Board on the basis of his deep knowledge of our business, extensive experience in the insurance industry, leadership skills, and broad knowledge of corporate strategy, finance, and investments.

Career Highlights

•  Brighthouse Financial, Inc. (2016 – present)

•

President and Chief Executive Officer

•  MetLife, Inc., a global insurance and financial services company (1998 – 2017)

•

Executive Vice President, U.S. Retail (2012 – 2017)

•

Executive Vice President and Interim Chief Financial Officer (2011 – 2012)

•

Executive Vice President, Chief Financial Officer of U.S. Business (2010 – 2011)

•

Senior Vice President and Chief Financial Officer of U.S. Business (2009 – 2010)

•

Senior Vice President and Treasurer (2007 – 2009)

•

Senior Vice President and Chief Financial Officer of Individual Business (2003 – 2007)

•  AXA S.A., a financial services and insurance company (1993 – 1998)

Other Public Company Directorships

•

FTI Consulting, Inc. (March 2025 – present)

Past Public Company Directorships

None

Other Experience and Service

•  American Council of Life Insurers (various positions 2018 – present)

•

Board of Directors

•

CEO Steering Committees on Consumer Issues, Taxation, and Prudential Issues

•

PAC Board of Directors

Education

•

BA, Drew University

2026 Proxy Statement | Brighthouse Financial

16	Proposal 1 — Election of Directors

Age: 66 Director since: 2017 Committees: • Compensation and Human Capital • Finance and Risk (Chair) • Nominating and Corporate Governance

Paul M. Wetzel

Independent Director

Skills and Qualifications

Mr. Wetzel is qualified to serve on our Board on the basis of his extensive experience advising financial services firms and knowledge of investment banking and corporate strategy.

Career Highlights

•  Deutsche Bank Securities Inc., a subsidiary of global investment bank and financial services firm Deutsche Bank AG (“Deutsche Bank”) (2009 – 2016)

•

Chairman, Global Financial Institutions Group (2013 – 2016)

•

Head of the Japan Investment Banking Coverage and Advisory Group
(2011 – 2013)

•

Other positions of increasing responsibility at Deutsche Bank or its subsidiaries

•  Merrill Lynch & Co., Inc., a global investment bank and financial services firm (1992 –2009)

•

Positions of increasing responsibility in investment banking with a focus on financial institutions

Other Public Company Directorships

None

Past Public Company Directorships

None

Other Experience and Service

•

Eleven Canterbury, Consultant (2021 – present)

•

Rockefeller Capital Management, Consultant (2018 – present)

•

National Association of Corporate Directors, Board Leadership Fellow

Education

•

BS, Business Administration, State University of New York at Buffalo

•

MBA, Finance and Accounting, University of Chicago Graduate School of Business

Age: 67 Director since: 2024 Committees: • Audit • Finance and Risk

Lizabeth H. Zlatkus

Independent Director

Skills and Qualifications

Ms. Zlatkus is qualified to serve on our Board on the basis of her deep experience in the insurance industry, financial expertise, and public company board experience.

Career Highlights

•

The Hartford Financial Services Group, an investment and insurance company (1983 – 2011)

•

Various leadership positions, culminating as Executive Vice President and Chief Risk Officer (2010 – 2011), Executive Vice President and Chief Financial Officer (2008 – 2010), and President, International and Group Benefits Divisions (2006 – 2008)

Other Public Company Directorships

•

Pathward Financial, Inc. (f/ Meta Financial Group) (2021 – present)

•

AXIS Capital Holdings Limited
(2019 – present)

Past Public Company Directorships

•

Boston Private Financial Holdings, Inc.
(2015 – 2021)

•

Indivior PLC (2016 – 2019)

•

DXC Technology Company
(2016 – 2017)

•

Legal & General Group plc (2013 – 2016)

Other Experience and Service

•

The Connecticut Science Center, Member, Board of Trustees, former Chair
(2011-2025)

Education

•

BS, Penn State University

Brighthouse Financial | 2026 Proxy Statement

Board and Corporate Governance Practices — Commitment to Effective Corporate Governance	17

Board and Corporate Governance Practices

We believe effective corporate governance policies and practices will help Brighthouse Financial deliver sustainable, long-term value for our stockholders.

These policies and practices are contained in our governance documents, including our Charter, Bylaws, Corporate Governance Principles, and Committee charters. This section describes the key features of our Board practices and corporate governance program. The Board believes a balanced governance profile will help the Company deliver sustainable long-term value for our stockholders. The Board continually assesses our governance profile to ensure that it remains appropriate as we continue to evolve over time. Our practices are aligned with the corporate governance principles set out by the Investor Stewardship Group for U.S. listed companies.

Commitment to Effective Corporate Governance

Board Accountability to Stockholders

Annual Director Election – All Directors are elected annually for one-year terms.

Majority Voting Standard – We have a majority voting standard for uncontested Director elections.

No Poison Pill – We do not have a shareholder rights plan (“poison pill”).

Board Oversight – The Chairman’s letter to stockholders provides our stockholders with insight into the Board’s oversight objectives and priorities (see “Chairman’s Letter to Our Stockholders”).

Independence – Eight of our nine currently serving Directors (all except the Director who also serves as our President and CEO) are independent.

Stockholder Rights

Supermajority Requirement – Our Charter and Bylaws do not contain a supermajority vote requirement to amend certain provisions of the Charter and Bylaws.

One Share, One Vote – We have one class of common stock, and all stockholders have one vote per share.

Strong, Independent Leadership Structure

Board Leadership – The Board is led by an independent Chairman, with robust and clearly defined duties and responsibilities (see “Board Leadership Structure”).

Independent Committee Leadership – All Committees (other than the Executive Committee) are chaired by Independent Directors.

Annual Review – On an annual basis, the Board evaluates and considers the appropriateness of its leadership structure as Brighthouse Financial evolves over time.

2026 Proxy Statement | Brighthouse Financial

18	Board and Corporate Governance Practices — Building Our Board of Directors

Board Effectiveness

Director Skills – Directors possess a deep and diverse set of skills and experience relevant to oversight of our strategy.

Committee Composition and Responsibilities – All Committees (except for the Executive Committee) are composed solely of Independent Directors and have written charters that set forth robust and clearly defined oversight responsibilities.

Overboarding Policy – Our Board overboarding policy helps ensure that all Directors are able to commit the time necessary to meet their duties and responsibilities (see “– Building Our Board of Directors – Director Criteria and Nomination Process – Other Directorships”).

Board Succession Planning and Refreshment – Proactive assessment of Director skills, mandatory retirement policy, and a commitment to Director refreshment help facilitate succession planning and ensure that the Board meets the Company’s evolving oversight needs.

Annual Board and Committee Assessments – The Board conducts an annual self-assessment process that considers the effectiveness of the Board (collectively), each Committee, and each individual Director.

Attendance – In 2025, each Director attended at least 75% of the aggregate of the total number of meetings of the Board and the Committees on which he or she served.

Align Management Incentive Structures with the Company’s Long-Term Strategy

Pay-for-Performance – Our compensation program is rooted in a pay-for-performance philosophy that incentivizes and rewards our management for achievement of performance metrics that are aligned with key strategic goals (see “Compensation Discussion and Analysis”).

Alignment with Company Strategy – Short- and long-term incentive programs are designed to reward financial and operational performance that supports our strategic objectives.

Say-on-Pay Results – Our Say-on-Pay proposal received 93.1% stockholder support in 2025 (including abstentions).

Annual Review of Compensation Program – The Compensation and Human Capital Committee annually reviews and approves our incentive program design, goals, and objectives for alignment with compensation and business strategies.

Alignment with Financial Plan – Our incentive compensation performance metrics are directly tied to, and derived from, our financial plan.

Building Our Board of Directors

The Board oversees Brighthouse Financial on behalf of our stockholders. The Board has adopted the following key policies and practices to guide it in building a skilled and well-qualified body that we believe is able to effectively fulfill its duties and responsibilities to our stockholders.

Brighthouse Financial | 2026 Proxy Statement

Board and Corporate Governance Practices — Building Our Board of Directors	19

Director Criteria and Nomination Process

•

Board Membership Criteria – The Nominating and Corporate Governance Committee leads the search for, and recommends, candidates to serve on the Board based on their skills, professional experience, judgment, and background. All candidates must possess high integrity and be able to meet the demands of serving on our Board.

•

Director Qualifications – In seeking qualified director candidates, the Nominating and Corporate Governance Committee, which is chaired by our Chairman, in consultation with the CEO and the other members of the Board, seeks individuals who possess the skills, experience, and background appropriate for overseeing the development and execution of Brighthouse Financial’s business strategy. The Board has identified the following qualifications, among others, in considering director candidates: financial services or insurance industry experience; senior management leadership experience; accounting and financial reporting experience; information technology and cybersecurity expertise; brand management and marketing experience; public company board experience; risk management expertise, including in the areas of market, liquidity, and cybersecurity risk; investments expertise, including oversight of strategic asset allocation and portfolio construction; experience in human capital management; regulatory expertise; commitment to Brighthouse Financial’s values; and diversity of experience and backgrounds.

•

Director Independence – At least a majority of the Board must be Directors who satisfy applicable independence standards. To determine independence, the Nominating and Corporate Governance Committee and the Board consider independence requirements under Nasdaq listing rules, applicable rules promulgated by the U.S. Securities and Exchange Commission (“SEC”), as well as other factors that contribute to effective oversight and decision-making by the Board.

•

Other Directorships – The Board believes that Directors must have requisite time to devote sufficient attention to their duties and responsibilities. Our overboarding policy (as described in our Corporate Governance Principles) provides that: (1) Directors should not serve on more than three other public company boards; (2) Independent Directors who serve as chief executive officer of another public company and also serve on that company’s board of directors should not serve on any additional public company board other than our Board; and (3) Directors who serve on more than three public company audit committees should not serve on our Audit Committee if their ability to effectively serve on our Audit Committee is impaired, as determined by the Chair of the Nominating and Corporate Governance Committee and the Board. Directors must confirm the absence of, or disclose, any material actual or potential conflict of interest, and receive the consent of the Chair of the Nominating and Corporate Governance Committee before accepting an invitation to serve on the board or committee of another public company. Directors are also required to inform the Chair of the Nominating and Corporate Governance Committee before joining the board of a private, non-profit, or other type of organization. Each of our Directors is in compliance with the limits set forth within our Corporate Governance Principles.

•

Director Nomination Process – Nominations for election as a Director at our annual meetings may be made by our Board in the Company’s notice of meeting or any supplement thereto, or by a stockholder or stockholders in compliance with the stockholder nomination requirements set forth in our Bylaws. Our Board nominates Director nominees upon the recommendation of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Board may identify potential nominees through a variety of means, including recommendations and referrals from current Directors, management, and stockholders. The Nominating and Corporate Governance Committee also uses professional search firms to help identify and assess potential nominees. In recommending candidates for nomination by the Board, the Nominating and Corporate Governance Committee takes into consideration the candidate’s skills, professional experience, judgment, and background, Nasdaq listing requirements, the ability of candidates to enhance the effectiveness of our Board as a whole, and any other criteria the Board may establish from time to time. The Nominating and Governance Committee will consider candidates recommended by stockholders, and our stockholders may bring Director nominations before an annual meeting of our stockholders by following the procedures described in our Bylaws. For more information on how and when to submit a nomination for future annual meetings, see “Other stockholder proposals and director nominations.”

2026 Proxy Statement | Brighthouse Financial

20	Board and Corporate Governance Practices — Board Leadership Structure

Board Refreshment, Assessment, and Ongoing Education

•

Board Refreshment – The Board recognizes the value of refreshing its composition to address Brighthouse Financial’s oversight needs as the Company evolves over time. Our Board consists of Directors with a mix of tenures of service. The Board believes that long-serving directors bring valuable experience based on their familiarity with the successes and challenges the Company has faced over the years, while newer directors contribute new and diverse perspectives. The Nominating and Corporate Governance Committee and Board annually review the skills and experience the Board needs to best oversee Brighthouse Financial’s strategy. The Nominating and Corporate Governance Committee leads a Director self-evaluation process in which each Director ranks his or her expertise and experience in a number of key areas that are relevant to service on our Board. The Nominating and Corporate Governance Committee considers the Directors’ self-evaluations in analyzing the aggregate representation of skills on the Board.

•

Assessing the Board’s Performance – The Board views its annual self-assessment process as an important tool for candid evaluation of its composition, performance, and proper functioning, as well as an important component of our Board refreshment strategy. The Nominating and Corporate Governance Committee oversees the assessment process, including the topics and areas to be addressed during the process. For 2025, Mr. Chaplin, Chairman of the Board and Chair of the Nominating and Corporate Governance Committee, conducted an interview with each of the Directors regarding the Board’s and each Committee’s effectiveness, including with respect to Board and Committee composition; the quality of meeting materials and discussions during Board and Committee meetings; appropriateness of meeting agenda topics; and interactions with management. Each Director was also given the opportunity to provide feedback on the other Directors. The results of the assessment were discussed during an executive session of the Board. Key aspects discussed as part of the 2025 self-assessment process included focus areas of oversight relevant to, among other things, the Merger, the Company’s evolving risks and opportunities, as well as Board succession planning. The Board continues to address any issues and implement constructive suggestions raised in the self-assessments to further enhance its effectiveness.

•

Mandatory Retirement Age – Our Corporate Governance Principles state that Directors may not stand for reelection or be appointed to the Board after reaching the age of 72. The Board may approve exceptions to this policy. We have not adopted term limits for our Directors.

•

Director Orientation and Continuing Education – The Board views orientation and continuing education as vital tools for building an effective Board. We provide all new Directors with an orientation program when they join the Board. The orientation consists of presentations by our senior management to familiarize the Directors with our business, operations, financial condition, risk management, and governance, as well as Directors’ legal duties and requirements. We also encourage, and will provide funding for, both new and longer-serving Directors to attend continuing education programs delivered by third parties to develop and enhance their skills and knowledge. We also incorporate continuing education into our regular Board and Committee meetings from time to time.

•

Attendance at Meetings – Directors are expected to regularly attend meetings of the Board and the Committees of which they are members, and to spend the time needed outside of meetings to keep themselves informed about Brighthouse Financial’s business and operations. In 2025, the Board held 24 meetings, and the Committees held a total of 35 meetings. Each Director attended at least 75% of the aggregate of the total number of meetings of the Board and the Committees on which he or she served.

Board Leadership Structure

The Board has determined that having an independent Chairman leading the Board is the best board leadership structure for Brighthouse Financial at this time. This structure enhances the Board’s ability to exercise independent oversight of Brighthouse Financial’s management on behalf of its stockholders. Separating the roles of the Chairman and the CEO allows each to focus on their respective duties. The Board believes it is important to retain its flexibility to allocate the responsibilities of the Chairman and will continue to evaluate the best leadership structure for Brighthouse Financial as it evolves.

Brighthouse Financial | 2026 Proxy Statement

Board and Corporate Governance Practices — Director Independence; Executive Sessions	21

The Board has elected Mr. Chaplin to serve as Chairman on the basis of his independence from management; experience as president, chief financial officer, and chief administrative officer of a major financial services company; experience as a director of a public company; leadership skills; and ability to devote the time and effort to effectively oversee Brighthouse Financial. Mr. Steigerwalt, Brighthouse Financial’s President and CEO, also serves as a Director. Mr. Steigerwalt works closely with the Chairman to help focus the Board on matters of strategic importance for Brighthouse Financial.

Our Chairman’s duties and responsibilities focus on promoting sound corporate governance practices, fostering a culture of effective oversight on behalf of our stockholders, and overseeing management’s development and execution of the Company’s business strategies as well as the Company’s enterprise risk program. These duties and responsibilities include:

•	providing thought leadership for the Board through understanding the views of our Directors, stockholders, and management;
•	representing the Board in engagements with our stockholders;
•	setting the agenda for Board meetings, with input from the CEO;
•	presiding over Board meetings and executive sessions of the Independent Directors;
•	promoting effective communication and serving as the primary conduit among the Board as well as the CEO and other members of management;
•	setting the tone of Board discussions to promote a Board culture of the highest level of integrity, active engagement, open communication, constructive debate, and effective decision-making;
•	establishing a close relationship of trust with the CEO by providing support and advice while respecting the executive responsibility of the CEO;
•	consulting with the Compensation and Human Capital Committee in its oversight of CEO and senior management succession planning; and
•

as Chair of the Nominating and Corporate Governance Committee, reviewing Committee and Committee chair assignments, leading recruitment of Director candidates, and overseeing annual evaluations for the Board and its Committees.

Director Independence

Our Board annually considers whether our Directors are independent in accordance with applicable Nasdaq and SEC rules. An “Independent Director” is a Director whom the Board has affirmatively determined (i) is independent of management and free from any material relationship with the Company and its subsidiaries (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company or its subsidiaries) that would interfere with the exercise of the Director’s independent judgment as a member of the Board and (ii) meets the independence standards for directors set forth in the Nasdaq listing standards and applicable SEC rules. Our Board has determined that all our Directors, with the exception of Mr. Steigerwalt, our President and CEO, are Independent Directors. In making this determination, the Board considers relevant information provided by the Directors about their and their family members’ business and professional relationships with Brighthouse Financial and with entities that conduct business with Brighthouse Financial.

Executive Sessions

As part of our Board meetings, the Independent Directors meet regularly (and at least twice annually) in executive session without management present. The Chairman presides over these executive sessions. In addition, each Committee typically holds an executive session as part of its regular meeting, which is presided over by the Committee Chair.

2026 Proxy Statement | Brighthouse Financial

22	Board and Corporate Governance Practices — Succession Planning and Talent Management; Board Oversight of Our Strategy; Risk Oversight

Succession Planning and Talent Management

Succession planning and oversight of our talent management practices, including our efforts to promote inclusion and belonging at all levels of the organization, are central to the Board’s responsibilities. The Compensation and Human Capital Committee oversees the Company’s succession plans for the CEO and other members of senior management, including management’s development of a strong pipeline of potential successors for leadership positions. The full Board discusses, at least annually, the Company’s succession plans for the CEO and other key executives, including identifying potential candidates to succeed the CEO, both in cases of orderly succession and in the event of an emergency or unexpected departure. To support talent development and allow the Board to meet and assess potential successors, non-executive officers and mid-level management regularly participate and make presentations in Board and Committee meetings. The Board also meets in executive session to discuss whether the Company has the managerial talent to replace current executives should the need arise.

Board Oversight of Our Strategy

One of the Board’s most important duties is to oversee our strategy to grow the Company and deliver long-term value for our stockholders. The Board regularly reviews the Company’s operations, financial condition, financial performance and long-term strategic plans and objectives, as well as industry trends, regulatory developments and other factors and their potential impact on the Company’s long-term strategic plan and objectives. Beginning in 2024, the Board considered various strategic initiatives to enhance stockholder value, including a potential sale of the Company. Throughout 2025, the Board oversaw a comprehensive process to explore a potential sale, which included a rigorous analysis of the benefits and risks of a potential sale. On November 5, 2025, the Board unanimously approved the Company’s entry into the Merger Agreement.

While engaged in oversight of the sale process, the Board also continued to oversee the Company’s corporate strategy, discussing with management the key strategy topics, including:

•	our product, sales, and marketing and distribution strategy and plans, as well as the competitive landscape in which we operate;
•	our financial plan, including capital return and other financial drivers and goals;
•	human capital matters, including our workforce strategy, talent development, succession planning, and maintaining our strong culture;
•	our operations and technology platform;
•	our investment strategy; and
•	our financial and risk profile in various market scenarios.

Risk Oversight

We believe effective risk oversight is fundamental to our strategy to deliver sustainable, long-term value for our stockholders. Our Board, with the assistance of the Committees, oversees the development and execution of our business strategies to help ensure that risks are appropriately managed and that our business plans align with our risk appetite. The Board and the Committees review and approve our risk appetite statement, review our significant risk policies, and regularly discuss with management our performance against risk targets and limits.

Our Board and committees use an integrated approach to overseeing risk and share oversight of certain risks, including the following:

•

Strategic Risk – in connection with its annual review of our strategy and ongoing oversight of our performance against such strategy, the Board oversees the management of strategic risks. In its discussions with the Board, senior management, including the CEO, Chief Financial Officer (“CFO”), Chief Operating Officer (“COO”), Chief Investment Officer, and Chief Risk Officer (“CRO”), reviews the key risks relating to the execution of our strategy and describes management’s activities to identify, assess, and mitigate such risks.

•

Enterprise Risk – in connection with each regular meeting of the Board and the Committees, the CRO prepares an enterprise risk report that communicates our risk profile and our performance against targets and limits in key risk areas, including macro, credit, market, liquidity, operational, model, information technology and cybersecurity, third-party, and emerging risks. The CRO, or the CRO’s designee, also periodically reports to the Board on key risks and to the Committees on risk topics within the scope of the Committees’ respective responsibilities.

Brighthouse Financial | 2026 Proxy Statement

Board and Corporate Governance Practices — Risk Oversight	23

•

Cybersecurity Risk – the Audit Committee is primarily responsible for overseeing information technology and cybersecurity risks (as part of its oversight of operational risk), and the Board continues to be actively engaged with respect to these risks. The Audit Committee and/or the Board generally meet with our Chief Technology Officer (“CTO”) and Chief Information Security Officer (“CISO”) on a quarterly basis to review our information technology and cybersecurity risk profile and to discuss our activities to manage the related risks, including risk assessments, mitigation strategies, areas of emerging risks, incidents and industry trends, tabletop exercises, and other areas of importance. In addition to these regular meetings, we have an escalation process in place to timely inform the Board of any significant cybersecurity incidents, including any updates relating thereto, to ensure that the Board’s oversight is proactive and responsive. Our Chief Compliance Officer also regularly reports to the Audit Committee regarding the Company’s compliance with applicable regulations relating to cybersecurity. Our CTO has overall responsibility for our information technology program, which includes the Company’s cybersecurity program. Our CISO is directly responsible for the Company’s cybersecurity program, which is designed to protect and preserve the integrity, confidentiality, and continued availability of the information owned by, or in the care of, the Company. The Company’s cybersecurity team has also established company-wide policies and procedures that cover cybersecurity matters, which are designed to enable the Company to effectively identify, evaluate, and respond to events that have the potential to impact our business.

•

Human Capital Management – the Board recognizes the importance of maintaining a highly skilled and engaged workforce, guided by a strong corporate culture and set of values. As described in its charter, the Compensation and Human Capital Committee has broad oversight of the Company’s human capital matters, including pay equity; talent and leadership development; the Company’s efforts to attract, engage and retain talent; culture; the development and execution of the Company’s inclusion and belonging strategy; and succession planning. At least annually, the Board discusses human capital issues with our Human Resources organization, including succession planning for the CEO and certain executive positions, and key human capital metrics. The Board and Committees discuss with management its activities to attract, engage, develop and retain high-performing employees. The Board and Committees also assess employee engagement, turnover, and workloads to help ensure that the Company has adequate resources to execute its strategy.

The Board has delegated oversight of certain risk areas to the Committees, as follows:

•

Audit Committee – risks relating to financial statements, including, but not limited to, financial reporting processes, internal control over financial reporting, compliance, and auditing; and operational risks, including, but not limited to, risks related to cybersecurity and information technology.

•

Compensation and Human Capital Committee – broad oversight of human capital matters, including pay equity; talent and leadership development; the Company’s efforts to attract, engage and retain talent; culture; inclusion and belonging; succession planning; the design and operation of Brighthouse Financial’s compensation arrangements to confirm that incentive compensation does not encourage unnecessary risk-taking, as well as the relationship between risk management policies and practices, corporate strategy, and the compensation of senior executives.

•

Finance and Risk Committee – broad oversight of capital and risk management, including regular review of reports from management regarding significant risks, including, but not limited to, macro, capital, liquidity, market (which includes equity, interest rate, and asset-liability management risks), product, reinsurance, enterprise, and emerging risk, as well as the Company’s risk governance framework; review of the Company’s hedging strategy; approval of Brighthouse Financial’s risk appetite statement; and coordination with the Compensation and Human Capital Committee Chair to oversee compensation-related risk matters.

•

Investment Committee – risks associated with our investment portfolio, including credit risk, portfolio allocation, and diversification risk; counterparty risk; the potential implications of our investment portfolio’s exposure to sustainability-related risks, including climate-related physical and transition risks; as well as risks associated with our investments operating model and the selection and monitoring of our external asset managers.

•

Nominating and Corporate Governance Committee – risks relating to Brighthouse Financial’s governance, our sustainability program (including environmental stewardship and corporate social responsibility), related person transaction policy, government relations, and the development and implementation of Brighthouse Financial’s codes of conduct. The Office of Sustainability updates the Nominating and Corporate Governance Committee annually regarding sustainability topics that are relevant to our business, including climate risk, human capital matters, and culture, as well as our communications and disclosures regarding our sustainability program.

2026 Proxy Statement | Brighthouse Financial

24	Board and Corporate Governance Practices — Information About Our Board Committees

Information About Our Board Committees

The Board has established six standing Committees to assist it in carrying out its duties: Audit; Compensation and Human Capital; Executive; Finance and Risk; Investment; and Nominating and Corporate Governance. Each Committee has a Board-approved, written charter that describes such Committee’s roles and responsibilities. Copies of the charters of the Audit, Compensation and Human Capital, and Nominating and Corporate Governance Committees are posted on Brighthouse Financial’s website at http://investor.brighthousefinancial.com/corporate-governance/governance-overview. The Audit, Compensation and Human Capital, and Nominating and Corporate Governance Committees all comply with applicable SEC and Nasdaq requirements, and are chaired by, and consist solely of, Independent Directors. The Committee Chairs approve the meeting agendas for their respective Committees.

Each Committee regularly reports on the matters discussed during its meetings to the full Board and presents recommendations on actions requiring Board approval. On an annual basis, each Committee conducts an evaluation of its performance and reviews the adequacy of, and proposes any applicable changes to, its charter for Board approval. Each Committee has full authority to retain, at Brighthouse Financial’s expense, independent advisors or consultants.

Additional information about our Committees follows, including their composition, the number of meetings they held in 2025, and their primary roles and responsibilities.

Committee	Members	Description

Audit Committee (1) Meetings held in 2025: 13	Stephen Hooley (Chair) Michael Inserra Carol Juel Lizabeth Zlatkus	The Audit Committee oversees the Company’s accounting and financial reporting processes; internal control over financial reporting and disclosure and controls procedures; and the work of internal audit and the independent auditor, including their respective audit plans and results. The Audit Committee also oversees the engagement and continued independence of the Company’s independent auditor, assesses its performance, and approves its compensation. The Audit Committee oversees our legal and regulatory compliance processes and programs; information technology, data privacy, and cybersecurity; and issues relating to the integrity of management and compliance with the Company’s codes of conduct.

Compensation and Human Capital Committee (2) Meetings held in 2025: 6	Diane Offereins (Chair) Chuck Chaplin Eileen Mallesch Paul Wetzel	The Compensation and Human Capital Committee oversees the Company’s compensation and benefits policies and programs for our executives, including equity and non-equity incentive compensation plans and arrangements, awards under such plans, severance benefits, stock ownership guidelines, and hedging, pledging, and compensation recovery policies. The Compensation and Human Capital Committee also oversees human capital matters, including pay equity; talent and leadership development; the Company’s efforts to attract, engage and retain talent; culture; our inclusion and belonging strategy; and succession planning for the CEO and other executives. For additional information on the responsibilities and activities of the Compensation and Human Capital Committee, including the Committee’s processes for determining executive compensation, see “Compensation Discussion and Analysis.”

Executive Committee Meetings held in 2025: None	Eric Steigerwalt (Chair) Chuck Chaplin Stephen Hooley	The Executive Committee acts on behalf of the entire Board with respect to certain exigent matters between meetings of the Board.

Finance and Risk Committee (3) Meetings held in 2025: 6	Paul Wetzel (Chair) Chuck Chaplin Diane Offereins Lizabeth Zlatkus	The Finance and Risk Committee oversees the Company’s financial plan, policies, and strategies (including capital and liquidity management strategies, the capitalization of Brighthouse Financial and its subsidiaries, and our hedging strategy) and measures Brighthouse Financial’s performance against its business and financial plans; and the Company’s risk management policies and practices. The Finance and Risk Committee oversees and approves actions and policies relating to equity and debt issuances, share repurchase programs, dividends, and mergers and acquisitions.

Brighthouse Financial | 2026 Proxy Statement

Board and Corporate Governance Practices — Director Compensation	25

Committee	Members	Description

Investment Committee (3) Meetings held in 2025: 5	Eileen Mallesch (Chair) Stephen Hooley Michael Inserra Carol Juel	The Investment Committee oversees, on a consolidated basis, the activities and performance of Brighthouse Financial and its subsidiaries’ general accounts and consolidated separate accounts. The Investment Committee also oversees the enterprise investment strategy, including the review and approval of Enterprise Investment Authorities (“EIAs”) relating to our general accounts and consolidated separate accounts, and the compliance of our investments with our EIAs. In addition, the Investment Committee oversees the execution of our investments operating model, which includes oversight of our engagement of external asset managers.

Nominating and Corporate Governance Committee (3) Meetings held in 2025: 5	Chuck Chaplin (Chair) Eileen Mallesch Diane Offereins Paul Wetzel	The Nominating and Corporate Governance Committee oversees the Company’s corporate governance policies and practices, including the Board and Committees’ structure and composition, recruitment and recommendation of Director nominees, Committee assignments, and determinations of Director independence. The Nominating and Corporate Governance Committee develops and oversees the annual self-evaluations for the Board and Committees, as well as the Director orientation process and continuing education programs. The Nominating and Corporate Governance Committee also oversees Brighthouse Financial’s codes of conduct, related person transaction policy (coordinating with the Audit Committee where appropriate), our government relations activities, and our sustainability program, including our approach to environmental issues and corporate responsibility.

(1)

All Audit Committee members are independent under applicable SEC and Nasdaq rules and are “financially literate.” The Board has determined that Stephen Hooley, Michael Inserra, and Lizabeth Zlatkus each qualifies as an “audit committee financial expert” under applicable SEC rules.

(2)

All Compensation and Human Capital Committee members are independent under applicable SEC and Nasdaq rules and are “non-employee directors” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)	All Finance and Risk Committee, Investment Committee, and Nominating and Corporate Governance Committee members are independent under applicable SEC and Nasdaq rules.

Director Compensation

Our director compensation program is designed in a manner intended to fairly compensate our non-management Directors for their work as members of the Board and to align their interests with those of our stockholders by delivering over half of the annual retainer in the form of equity-based awards. In designing the Director compensation program, compensation was targeted at the median of the same comparator group we used for our NEOs (see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program – 2025 Compensation Planning Process – Compensation Comparator Group”). The Nominating and Corporate Governance Committee regularly reviews director compensation and recommends changes to the Board as necessary. The following table sets forth the compensation program for our non-management Directors.

Description	Amount	Form

Pay for Board Service

Annual retainer	$285,000	$120,000 cash and $165,000 equity

Additional Pay for Service as Chairman or Committee Chair

Chairman of the Board	$200,000	50% cash and 50% equity

Audit Committee Chair	$ 35,000	100% cash

Other Committee Chairs (Compensation and Human Capital; Nominating and Corporate Governance; Finance and Risk; Investment)	$ 22,000	100% cash

2026 Proxy Statement | Brighthouse Financial

26	Board and Corporate Governance Practices — 2025 Director Compensation Table

Annual Equity Awards

The Board approved annual RSU awards as part of our director compensation program. Annual awards to non-management Directors generally vest on the earlier of the one-year anniversary of the grant date or the date of the next annual meeting of stockholders. The number of RSUs to be granted to each non-management Director is determined by dividing the intended value of the equity award by the closing price of the Company’s common stock on the grant date, rounded down to the nearest whole number of RSUs. In the case of a new Director appointed in between annual meetings of stockholders, the RSU award is prorated. The RSU grants are made pursuant to the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan, as amended (the “Director Plan”), which was approved by stockholders at the 2018 Annual Meeting. If the Merger closes after June 1, 2026, non-management Directors will receive a prorated portion of their 2026 annual equity award, prorated based on the period elapsed from the grant date through the closing.

Compensation paid to our non-management Directors in 2025 is presented in the following table.

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total

Chuck Chaplin	$242,000	$264,932	$506,932

Stephen Hooley	$155,000	$164,972	$319,972

Michael Inserra	$120,000	$164,972	$284,972

Carol Juel	$120,000	$164,972	$284,972

Eileen Mallesch	$142,000	$164,972	$306,972

Diane Offereins	$142,000	$164,972	$306,972

Paul Wetzel	$142,000	$164,972	$306,972

Lizabeth Zlatkus	$120,000	$164,972	$284,972

(1)

Fees Earned or Paid in Cash. Each non-management Director is entitled to receive an annual cash retainer of $120,000, or a prorated amount for a shorter period of service. We provide additional retainers to the Chairman and to each Director who serves as the Chair of a standing Committee, the amounts of which are set forth above under the heading “Director Compensation.” All cash retainers are paid in quarterly installments, unless deferred.

(2)

Stock Awards. As part of their annual retainers for 2025, each non-management Director was granted an equity award of 2,837 RSUs on June 12, 2025, with an aggregate grant date fair value equal to $164,972. For his service as Chairman, Mr. Chaplin was granted an additional equity award of 1,719 RSUs on June 12, 2025, with an aggregate grant date fair value equal to $99,960. Amounts in this column represent the aggregate grant date fair value of each applicable award of RSUs, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For a description of the methodology and assumptions made in determining the aggregate grant date fair value of equity awards, see Note 12 of the Notes to the Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”). As of December 31, 2025, the Directors listed in the above table held the following number of outstanding, unvested RSUs: Chaplin (4,556); Hooley (2,837); Inserra (2,837); Juel (2,837); Mallesch (2,837); Offereins (2,837); Wetzel (2,837); and Zlatkus (2,837). Pursuant to the Merger Agreement, if the Merger closes, unvested RSUs granted before November 6, 2025 will immediately vest and, unless deferred pursuant to the Director Deferred Compensation Plan (as defined below), become payable.

Brighthouse Financial | 2026 Proxy Statement

Board and Corporate Governance Practices — Director Stock Ownership Guidelines; Codes of Conduct	27

Deferred Compensation Plan

The Board adopted the Brighthouse Services, LLC Deferred Compensation Plan for Non-Management Directors (the “Director Deferred Compensation Plan”), effective December 1, 2019. The purpose of the Director Deferred Compensation Plan is to provide Directors with the opportunity to defer receipt of all or a portion of their cash or equity compensation to a later date, at which time payment of the compensation will be made after adjustment for the simulated investment experience of such compensation. Directors were able to make their initial deferral elections in 2019 with respect to compensation earned in 2020 and later years. Some non-management Directors have chosen to defer the receipt of all or part of their annual retainer fees under the Director Deferred Compensation Plan.

Director Stock Ownership Guidelines

In February 2018, the Board, on the recommendation of the Nominating and Corporate Governance Committee, established stock ownership and retention guidelines for Independent Directors. Pursuant to these guidelines, each Independent Director is expected to acquire a number of shares equal to at least four times the equity portion of the Director’s annual retainer. For Mr. Chaplin this includes the portion of his annual retainer for service as Chairman that is paid in the form of RSUs. Directors are expected to achieve the applicable ownership level within five years from the later of the date the guidelines became effective (January 1, 2018) or the date the Director commences service. For Directors who have elected to participate in the Director Deferred Compensation Plan, deferred shares count toward the applicable ownership level. Directors are required to retain at least 50% of the net shares acquired upon vesting of equity awards until the ownership guidelines are satisfied. All Directors who have served on the Board for more than five years are currently in compliance with the Company’s stock ownership and retention guidelines, and all other Directors are on track to satisfy the ownership requirement within the compliance period. As of the Record Date, no Director has sold any vested equity.

Codes of Conduct

Brighthouse Financial’s strength depends on the trust of our employees, distribution partners, customers, and stockholders. We strive to adhere to the highest standards of business conduct at all times, and put honesty, fairness, and trustworthiness at the center of all that we do. We have adopted three codes of conduct that reflect these values and sustain them in our corporate culture: the Code of Conduct for Financial Management, which is a “code of ethics” (as defined under SEC rules) that applies to Brighthouse Financial’s CEO, CFO, Chief Accounting Officer, Chief Auditor, Corporate Controller, and all other Brighthouse Financial employees who perform similar functions or who may obtain access to any financial records covered by the Code of Conduct for Financial Management; the Code of Conduct for Employees, which applies to all Brighthouse Financial employees, including officers; and the Code of Conduct for Directors, which applies to members of the Board. Current versions of these codes of conduct are available on Brighthouse Financial’s website at http://investor.brighthousefinancial.com/corporate-governance/governance-overview. We will post on our website all disclosures that are required by law or Nasdaq’s listing standards concerning any amendments to, or waivers from, any provision of the foregoing Codes of Conduct.

2026 Proxy Statement | Brighthouse Financial

28	Our Sustainability Journey

Our Sustainability Journey

We believe that sustainability is inherent to our mission to help people achieve financial security. We recognize that we have an obligation to operate our business in a responsible way. This includes our ongoing commitment to the integration of relevant sustainability practices throughout our organization and culture in order to enhance business resiliency, which we believe will better position us to deliver sustainable, long-term value for our stockholders and keep our promises to our customers. To inform our sustainability strategy, the Company’s Chief Sustainability Officer and members of the Office of Sustainability conduct ongoing research, stakeholder engagement, and analysis of the sustainability landscape, enabling the Board and management to respond to the sustainability issues considered most relevant to the Company and our stakeholders, including stockholders, employees, community partners, policymakers, and our distribution partners and their clients.

Reflecting our commitment to transparency and accountability, we seek to provide our stakeholders with an accurate and balanced view of the Company’s sustainability performance through the annual publication of our Corporate Sustainability Report. This report highlights key accomplishments; provides comprehensive insights related to our sustainability priorities and practices; and includes data that is aligned with the Sustainability Accounting Standards Board and Task Force on Climate-related Financial Disclosures reporting frameworks.

Sustainability Priorities

•

Being a Great Place to Work: We view our employees as one of our most valuable assets. Our ability to successfully execute our business strategy and deliver on our mission to help people achieve financial security starts with our culture and values, which are brought to life every day by our employees. We are committed to fostering inclusion and belonging through various business policies and practices.

•

Advancing Financial Security: We believe that annuities and life insurance play an essential role in financial security. Recognizing the various risks that can surface across our Company’s value chain – from our marketing practices to our product disclosures – we are committed to responsible product governance, creating streamlined products designed to uphold three core pillars: simplicity, transparency, and competitive value for our customers.

•

Promoting Business Resilience: Our ability to deliver on our commitments to our stakeholders begins with responsible business practices. Through effective corporate governance and risk management; cybersecurity and data privacy programs; supplier management; responsible investment strategy; and climate risk management practices, we believe our approach to operating sustainably helps to promote business resilience and continuity across our corporate value chain.

Board and Committee Oversight. The Board has delegated to the Nominating and Corporate Governance Committee broad oversight of our sustainability program. Our Chief Sustainability Officer reports on an annual basis to each of the Board and the Nominating and Corporate Governance Committee, providing updates on enhancements to our sustainability strategy, assessment and management of sustainability factors, and our disclosure initiatives. Due to the fact that sustainability issues can manifest as business risks and opportunities in different ways, oversight of specific sustainability topics is distributed across various Board committees, depending on the nature of the issue and potential impacts. For example, our other Committees oversee the following aspects of Brighthouse Financial’s sustainability program:

•

Compensation and Human Capital Committee – oversees Brighthouse Financial’s human capital matters, including pay equity, talent and leadership development, culture, and succession planning for the CEO and other executives as well as the development and execution of the Company’s inclusion and belonging strategy.

•	Audit Committee – oversees Brighthouse Financial’s regulatory compliance and cybersecurity program.
•	Finance and Risk Committee – oversees Brighthouse Financial’s enterprise risk program, including climate risk and its related impacts on the Company’s risk profile.
•	Investment Committee – oversees Brighthouse Financial’s investment portfolio, including assessment and management of our exposures to sustainability risk in our asset management program.

Brighthouse Financial | 2026 Proxy Statement

Our Sustainability Journey	29

The full Board continues to be engaged on certain sustainability issues, including the Company’s culture and other human capital matters; supplier management; cybersecurity; and the Company’s sustainability initiatives. The Audit Committee and/or the Board generally meet on a quarterly basis with our CTO and CISO to review our information technology and cybersecurity risk profile and to discuss our activities to manage those risks. In addition, our Chief Compliance Officer regularly reports to the Audit Committee and the Board regarding the Company’s compliance with applicable regulations relating to information technology and cybersecurity.

Human Capital Management

Our culture is rooted in three core values – collaboration, adaptability, and passion. We believe these values help us build an organization where talented people from all backgrounds can make meaningful contributions to our success while growing their careers. Our culture is also built on our deep commitment to ethics and integrity, and we recognize that the continued success of the Company is dependent upon the trust of our employees, distribution partners, customers, and stockholders. We strive to adhere to the highest standards of business conduct at all times and put honesty, fairness, and trustworthiness at the center of all that we do. For more about our human capital management practices and policies, please refer to the 2025 Form 10-K and our Corporate Responsibility webpage, including our Corporate Sustainability Report.

2026 Proxy Statement | Brighthouse Financial

30	Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Proposal 2

Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2026

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm (“independent auditor”). To execute this responsibility, the Audit Committee annually evaluates the independent auditor’s qualifications, performance, and independence. In considering the appointment of the independent auditor, the Audit Committee annually evaluates the independent auditor’s performance relative to various qualifications, including (i) the quality of services and sufficiency of resources provided by the independent auditor firm and engagement team, (ii) communication and interaction with the independent auditor, and (iii) the independent auditor’s independence, objectivity, and professional skepticism.

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent auditor for the fiscal year ending December 31, 2026. Deloitte’s background knowledge of Brighthouse Financial and its subsidiaries, combined with its industry expertise, has enabled it to carry out its audits of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interest of the Company and its stockholders.

In addition, the Audit Committee is involved in the selection of the lead audit partner and ensures that the lead partner’s engagement is limited to no more than five consecutive years of service (in accordance with SEC rules). The current lead Deloitte partner’s engagement began with the 2022 audit, and he is eligible to serve in that capacity through the end of the 2026 audit. In 2027, pursuant to the mandated rotation, a new lead engagement partner will assume responsibilities with respect to the Company’s financial statements and other services provided to the Company. The process for selecting the Company’s lead audit partner includes the vetting of the independent auditor’s candidates by management and the Audit Committee Chair (in consultation with the Audit Committee), including one-on-one meetings with the lead engagement partner candidate prior to the final selection.

We request that our stockholders ratify the appointment of Deloitte as the Company’s independent auditor for fiscal year 2026. If the stockholders do not ratify such appointment, the Audit Committee will take note and may reconsider its retention of Deloitte. If such appointment is ratified, the Audit Committee will still have the discretion to replace Deloitte at any time during the year. Representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement. They will also be available to respond to questions from stockholders regarding their audit of our consolidated financial statements for fiscal year 2025.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2026.

Brighthouse Financial | 2026 Proxy Statement

Proposal 2 — Ratification of the appointment of independent registered public accounting firm — Fees Paid; Audit Committee Pre-Approval Policy	31

Fees Paid to Deloitte & Touche LLP

The following table shows the fees incurred by the Company for professional services rendered by Deloitte for the fiscal years ended December 31, 2025 and December 31, 2024. All services provided to the Company were approved by the Audit Committee.

Fees (in thousands)	2025	2024

Audit Fees (1)	$13,694	$13,666

Audit-Related Fees (2)	902	495

Tax Fees (3)	182	134

All Other Fees (4)	2	2

Total	$14,780	$14,297

(1)

Audit Fees. Fees and related expenses billed for professional services for the integrated audit of the consolidated financial statements of the Company and its subsidiaries (as required), including the annual financial statement audit, the reviews of the interim financial statements included in quarterly reports on Form 10-Q for the Company and its subsidiaries (as required), statutory audits or other financial statement audits of subsidiaries, the audit of the effectiveness of our internal control over financial reporting, assistance with and review of documents filed with the SEC, and other services that enable the independent auditor to form an opinion of the consolidated financial statements of the Company and its subsidiaries (as required).

(2)

Audit-Related Fees. Fees and related expenses billed for assurance and related services that are reasonably related to the audit or review of the financial statements of the Company and its subsidiaries (as required) and for other services that are traditionally performed by the independent auditor. Such services consist of fees for merger and acquisition due diligence requests, employee benefit plan audits, assessments and testing of internal controls, comfort letters, accounting advisory services and accounting consultations not directly associated with the annual audit or quarterly reviews.

(3)	Tax Fees. Fees billed for permitted tax services, including tax compliance, tax advice, and tax planning.

(4)	All Other Fees. Fees billed for this category primarily represent accounting research subscription fees.

Audit Committee Pre-Approval Policy

The Audit Committee has established a policy requiring its pre-approval of all audit and non-audit services provided by the independent auditor, and this policy is designed to ensure that the independent auditor’s independence is not impaired. In considering whether to pre-approve the provision of non-audit services by the independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of the independent auditor’s independence.

The pre-approval policy provides for the Audit Committee’s general pre-approval, on an annual basis, of audit, audit-related, and permissible non-audit services up to amounts reasonably determined by the Audit Committee to be appropriate. The Audit Committee must specifically pre-approve (i) any proposed services that exceed such general pre-approval limits, (ii) tax services, and (iii) any additional services that have not been generally pre-approved by the Audit Committee. The independent auditor is required to periodically report to the Audit Committee the extent of the services that it has provided to the Company and the fees for the services performed to date. The Audit Committee annually reviews the policy to ensure its continued appropriateness and compliance with applicable laws and Nasdaq listing standards.

The policy delegates to the Audit Committee Chair the authority to pre-approve audit, audit-related, or non-audit services between meetings for individual projects up to $250,000 (up to a total annual maximum of $750,000) if management deems it reasonably necessary to begin the services before the next scheduled meeting of the Audit Committee. The Audit Committee Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

2026 Proxy Statement | Brighthouse Financial

32	Proposal 2 — Ratification of the appointment of independent registered public accounting firm — Audit Committee Report

Audit Committee Report

The Audit Committee consists of four Independent Directors and operates under a written charter adopted by the Board. The Board has determined that Stephen Hooley, Michael Inserra and Lizabeth Zlatkus each have the requisite experience to be designated an audit committee financial expert as such term is defined under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), and the applicable Nasdaq standards.

Management is responsible for the preparation and presentation of the Company’s financial statements, the reporting process, the accounting policies and procedures, and the establishment of effective internal controls and procedures.

The primary duties of the Audit Committee are to assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s internal controls regarding finance, accounting, legal compliance, and ethics, (iv) the independence and qualifications of the Company’s independent auditor, (v) the Company’s operational risks, including information technology and cybersecurity risks, and (vi) the performance of the Company’s internal audit function and independent auditor. As part of its meetings, the Audit Committee regularly meets in executive session without management present. Prior to the filing of each quarterly report on Form 10-Q, annual report on Form 10-K, and earnings press release, the Audit Committee discusses such documents with management, the Company’s Chief Auditor, and the Company’s independent auditor. The Audit Committee also discusses the Company’s combined statutory financial results and reviews the Company’s internal control over financial reporting.

The Chief Auditor regularly attends meetings of the Audit Committee and reports directly to the Audit Committee Chair, which supports her independence from management and the objectivity of her work. The Audit Committee regularly discusses with the Chief Auditor, both in general session and executive session, the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting, and disclosure controls and procedures, as well as the performance of the internal audit function.

The independent auditor is responsible for performing an independent audit of our financial statements and, as required, of our internal control over financial reporting, in each case, in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”), and the independent auditor issues a report with respect to each of the foregoing items. The independent auditor must also express an opinion as to the conformity of the Company’s financial statements with generally accepted accounting principles (which includes the critical audit matters required to be reported and communicated to the Audit Committee) and the effectiveness of its internal control over financial reporting. The independent auditor regularly affirms to the Audit Committee that it remains independent from the Company. The Audit Committee regularly meets with the independent auditor, both in general session and in executive session, to discuss the Company’s financial reporting processes, internal control over financial reporting, disclosure controls and procedures, required communications to the Audit Committee, fraud risks, and any other matters that the Audit Committee or the independent auditor deem appropriate.

More information on the Audit Committee and its responsibilities is included in the Audit Committee Charter, which is available on our website at http://investor.brighthousefinancial.com/corporate-governance/governance-overview. In accordance with the requirements set forth in the Audit Committee Charter, the Audit Committee has (i) reviewed the Audit Committee Charter, (ii) approved the charter governing the internal audit function, and (iii) established the procedures for the confidential submission of complaints to the Audit Committee regarding accounting, internal control over financial reporting, or audit matters (the “Audit Committee Complaint Procedures”). A copy of the Audit Committee Complaint Procedures is also available on our website.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2025 with each of management and the independent auditor. The Audit Committee and the independent auditor have also discussed the matters required to be discussed by them under the applicable PCAOB rules.

Brighthouse Financial | 2026 Proxy Statement

Proposal 2 — Ratification of the appointment of independent registered public accounting firm — Audit Committee Report	33

The Audit Committee has received from the independent auditor the written disclosures and the letters required by the applicable PCAOB rules, as currently in effect, regarding the firm’s communications with the Audit Committee relating to independence, and has discussed the independent auditor’s independence with the independent auditor.

Based on the review and discussions described in this Audit Committee Report, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2025 be included in our 2025 Form 10-K, for filing with the SEC.

Audit Committee

Stephen Hooley (Chair)

Michael Inserra

Carol Juel

Lizabeth Zlatkus

2026 Proxy Statement | Brighthouse Financial

34	Proposal 3 — Advisory vote to approve NEO compensation

Proposal 3

Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers

In accordance with the requirements of Section 14A of the Exchange Act, we are providing our stockholders with an advisory (non-binding) Say-on-Pay vote on the compensation paid to our NEOs. Our compensation approach is described in the “Compensation Discussion and Analysis”, including the compensation tables and accompanying narrative discussion contained therein.

The Compensation Discussion and Analysis summarizes our executive compensation program. Our Board and the Compensation and Human Capital Committee have implemented an executive compensation program that is intended to align the interests of our executive officers with those of our stockholders. The vast majority of our NEOs’ compensation is in the form of variable, at-risk compensation and utilizes metrics in our short- and long-term incentive programs that are tied to strategic goals that we believe will enhance stockholder value.

We are asking stockholders to approve the following resolution:

RESOLVED, that the compensation paid to Brighthouse Financial’s NEOs, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative disclosure, is hereby APPROVED.

Although this vote is advisory, the Board and the Compensation and Human Capital Committee intend to consider the results of the vote, as well as other relevant factors, as we continue to develop our executive compensation program. At our 2025 annual meeting of stockholders, a majority of stockholders voted to have an annual advisory Say-on-Pay vote. The Board considered the stockholder vote on Say-on-Pay frequency and determined to conduct an advisory Say-on-Pay vote annually at least until the next stockholder advisory vote on Say-on-Pay frequency, which will take place no later than our 2030 annual meeting.

The Board of Directors recommends that stockholders vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

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Compensation Discussion and Analysis — Section 1 – Executive Summary	35

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy, policies, practices, and objectives in the context of our compensation decisions for our NEOs for 2025.

Named Executive Officers

For 2025, our NEOs are our CEO, CFO, and next three most highly compensated executive officers as of the end of 2025.

Name	Title

Eric Steigerwalt	President and Chief Executive Officer

Ed Spehar	Executive Vice President and Chief Financial Officer

Myles Lambert	Executive Vice President and Chief Operating Officer (1)

Allie Lin	Executive Vice President, General Counsel and Corporate Secretary(2)

John Rosenthal	Executive Vice President and Chief Investment Officer

(1)	Mr. Lambert was appointed Executive Vice President and Chief Operating Officer effective August 30, 2025. He previously served as Executive Vice President and Chief Marketing and Distribution Officer.

(2)	Ms. Lin was appointed Corporate Secretary effective March 25, 2026.

CD&A Contents

Our CD&A is organized into four sections:

•	Section 1 – Executive Summary
•	Section 2 – 2025 Executive Compensation Program
•	Section 3 – Additional Compensation Practices and Policies
•	Section 4 – 2026 Compensation Program Overview

Section 1 – Executive Summary

The Brighthouse Financial Story and 2025 Highlights

Brighthouse Financial is on a mission to help people achieve financial security. As one of the largest providers of annuities and life insurance in the U.S., we specialize in products designed to help people protect what they’ve earned and ensure it lasts. For additional information, see “Proxy Summary – The Brighthouse Financial Story” and “– 2025 Highlights.”

Compensation Philosophy

The Compensation and Human Capital Committee has established a compensation program rooted in a pay-for-performance philosophy and guided by the following general principles and objectives:

•	Paying for performance: a majority of executive compensation is in the form of variable elements that are based on individual and Company performance results that drive increases in stockholder value;
•

Providing competitive target total compensation opportunities: we aim to offer total compensation, inclusive of incentives, that enables Brighthouse Financial to attract, motivate, and retain high-performing employees;

•

Aligning executives’ interests with stockholders’ interests: a majority of our CEO’s Target TDC and a significant portion of our other NEOs’ Target TDC is delivered in the form of stock-based incentives;

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36	Compensation Discussion and Analysis — Section 1 – Executive Summary

•	Encouraging long-term decision-making: our LTI compensation program includes awards with multiyear, overlapping performance or restriction periods;
•

Avoiding problematic pay practices: we do not provide excessive perquisites, excessive change-of-control severance pay, or excise tax gross-ups, and we will not reprice stock options without stockholder approval; and

•	Reinforcing strong risk management: our compensation program is designed to avoid providing our employees with incentives to take excessive risks.

Our 2025 Compensation Program

Our 2025 compensation program is substantially the same as our 2024 compensation program, as described in the tables below.

STI Program
STI Metric	Weighting	Performance Link

Corporate Expenses	40%	Effectively managing our expenses by adopting and maintaining an operating model that emphasizes disciplined expense management is a core element of our strategy.

Sales	40%	Key driver of revenues and an important indicator of our growth prospects and the strength of our franchise.

Normalized Statutory Earnings	20%	Metric used by management to measure our insurance subsidiaries’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business.

LTI Program
LTI Metric	Weighting/ Modifier	Performance Link

Net Cash Flow to the Holding Company	60%

Measures net capital distributions from Brighthouse Financial’s operating companies, which strengthen our holding company balance sheet and provide management with flexibility to deploy our capital for various purposes, including return of capital to stockholders.

Statutory Expense Ratio	40%

An operating efficiency metric that reflects the ratio of statutory operating expenses to statutory premiums and fee income, and which measures our performance in key strategic areas of expense management and sales growth.

rTSR Modifier	±10%	At the end of the three-year measurement period, the PSUs may be adjusted upwards or downwards by 10 percentage points depending on the Company’s total shareholder return (“TSR”) relative to the TSR of a comparator group of companies with high correlation to our industry.

STI awards and LTI awards were issued under the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan, as amended (the “Employee Plan”), and any subplans. For more detailed information about our 2025 Compensation Program, see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program.”

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Compensation Discussion and Analysis — Section 1 – Executive Summary	37

2025 Say-on-Pay Vote

Our stockholders have expressed strong support for our compensation program as demonstrated by their strong approval of our 2025 Say-on-Pay proposal, with a vote of 93.1% in favor, including abstentions. The Compensation and Human Capital Committee considered stockholder feedback and the Say-on-Pay vote results in reviewing our 2025 executive compensation program and making compensation decisions for our NEOs.

Compensation Highlights

2025 STI Awards. The table below presents our 2025 metrics for STI awards (“STI Metrics”), which measure our performance in the areas that are critical to meeting our strategic goals for the year. Brighthouse Financial performance in 2025 resulted in an aggregate Company Performance Factor of 115%. For additional information about our STI awards, see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program – Elements of 2025 Compensation” and “– 2025 Short-Term Incentive Awards.” STI awards are made under the Amended and Restated Brighthouse Services, LLC Short-Term Incentive Plan.

2025 STI Metrics (weighting)	Results	Payout Percentage (1)

Corporate Expenses (40%) (2)	$848.7M	111%

Sales (40%)		101%

Annuity (80%)	$10.334B	99%

Life (20%)	$142.8M	109%

Normalized Statutory Earnings (20%)	$1,037M	150%
2025 Company Performance Factor		115%

(1)	Rounded up to the nearest whole number.

(2)	Excludes $31.6 million of costs incurred in connection with the pending acquisition of the Company, as determined by the Compensation and Human Capital Committee.

2025 LTI Awards. In the first quarter of 2025, the Independent Directors (with respect to the CEO) and the Compensation and Human Capital Committee (with respect to the other NEOs) awarded LTI awards to each of the NEOs at their respective Target LTI levels. The 2025 LTI awards were a mix of RSUs and PSUs. The 2025 PSUs will reward our NEOs for Brighthouse Financial’s performance over the 2025-2027 performance period. The number of shares issued, if any, at the end of the performance period will depend on the Company’s performance. For information about our 2025 LTI awards, see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program – Elements of 2025 Compensation” and “– 2025 Long-Term Incentive Awards.”

2023 PSU Payouts. In the first quarter of 2026, the NEOs received payouts with respect to PSUs granted as part of the 2023 LTI program. The value of these PSUs was based on the Company’s performance for the 2023-2025 performance period against PSU metrics approved by the Compensation and Human Capital Committee and described below. For information about our 2023 PSU Payouts, see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program – 2023 PSU Payouts.”

2023 PSU Metrics (weighting)	Results	Payout Percentage (1)

Statutory Expense Ratio (40%)	7.78%	150%

Net Cash Flow to the Holding Company (60%)	$250M	75%
2023 PSU Payout		105%

(1)	Rounded up to the nearest whole number.

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38	Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program

CEO Compensation

2025 Target TDC. Mr. Steigerwalt’s 2025 Target TDC (which was unchanged from his 2024 Target TDC) as approved by the Independent Directors on the recommendation of the Compensation and Human Capital Committee, is presented in the following table. As discussed further below in “Compensation Discussion and Analysis – Section 4 – 2026 Compensation Program Overview,” there are no planned increases for Mr. Steigerwalt’s Target TDC for 2026.

Name	Base Salary	Target STI (as % of Base Salary)	Target LTI (as % of Base Salary)	Target TDC

Eric Steigerwalt	$1,050,000	210%	625%	$9,817,500

2025 STI Award. Mr. Steigerwalt’s individual goals for 2025 were a mix of strategic and operational objectives that measured his performance in leading Brighthouse Financial, developing and executing Brighthouse Financial’s strategy, and delivering positive financial results. In setting Mr. Steigerwalt’s STI payout percentage at the Company Performance Factor of 115%, the Independent Directors considered Brighthouse Financial’s performance against the 2025 STI Metrics and Mr. Steigerwalt’s performance against his 2025 goals. The following table highlights Mr. Steigerwalt’s 2025 STI award for performance in 2025, as approved by the Independent Directors in the first quarter of 2026.

Name	2025 STI Target	2025 STI Payout Percentage	2025 STI Award

Eric Steigerwalt	$2,205,000	115%	$2,535,750

2025 LTI Award. In the first quarter of 2025, the Independent Directors approved a 2025 LTI award for Mr. Steigerwalt at his LTI target of $6,562,500, consisting of 70% PSUs and 30% RSUs. The number of PSUs earned, if any, will depend on Brighthouse Financial’s performance against the PSU compensation metrics (“PSU Metrics”) over the 2025-2027 performance period. Additional information about Mr. Steigerwalt’s STI and LTI awards is presented in “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program” and “Compensation Tables.”

Section 2 – 2025 Executive Compensation Program

2025 Compensation Planning Process

Benchmarking Process. Our Human Resources organization (“HR”) led our 2025 market benchmarking process. We use benchmarking to provide context for the 2025 compensation recommendations for our Senior Leadership Management Group (the “SLMG”), which includes our NEOs and other members of our senior management team. In developing its recommendations, HR consulted with Willis Towers Watson (“WTW”), which serves as management’s compensation consultant.

In setting Target TDC for the members of the SLMG, we have adopted a pay positioning strategy that generally seeks to position Target TDC in reference to market median. We modify the pay positioning of individual SLMG members due to a variety of factors, including criticality of role, performance, experience, and retention. We also review the positioning of discrete elements of SLMG members’ compensation, including base salary, target STI, total cash compensation (base salary plus target STI), and LTI. To determine pay positioning, we primarily use WTW’s proprietary database of executive compensation at large diversified insurers, which we supplement with a select compensation comparator group, as described below.

Compensation Comparator Group. For compensation benchmarking purposes, we also used a group of peer companies within our industry that are similar to us in terms of assets and revenues and with which we compete for executive talent (the “Comparator Group”). HR, with input from WTW, constructed the Comparator Group and used the companies in the Comparator Group as a second market reference for benchmarking and setting context for pay

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Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program	39

recommendations for our NEOs and other members of the SLMG. In constructing the Comparator Group, we aimed to select the most appropriate companies against which Brighthouse Financial’s compensation-related performance should be measured. The Comparator Group consists of thirteen publicly traded companies in the insurance industry with assets and/or revenues between approximately 0.15 to 2.15 times those of Brighthouse Financial. As Brighthouse Financial exclusively sells individual life and annuities products in the United States, comparably sized insurers with a meaningfully different business mix or with significant global operations were excluded from the Comparator Group.

Applying these criteria, the Compensation and Human Capital Committee, in consultation with the Committee’s independent compensation consultant, Semler Brossy, determined to use the companies set forth below as its Comparator Group:

• Ameriprise Financial, Inc.	• Lincoln National Corporation
• Assurant, Inc.	• Principal Financial Group, Inc.
• CNO Financial Group, Inc.	• Reinsurance Group of America, Incorporated
• Corebridge Financial, Inc.	• Sun Life Financial Inc.
• Equitable Holdings, Inc.	• Unum Group
• Globe Life Inc.	• Voya Financial, Inc.
• Jackson Financial Inc.

For 2026 compensation planning, the Compensation and Human Capital Committee did not make any changes to the peer group. The Compensation and Human Capital Committee will continue to annually review the Comparator Group to include companies of a similar size and business mix and with which Brighthouse Financial competes in the talent market.

Elements of 2025 Compensation

Component	Form	Purpose

Base Salary	Cash (Fixed)	Base salary provides a fixed amount of compensation for service during the year. Base salary is determined based upon a variety of factors, including scope of responsibilities, individual performance, and market data. In line with our pay-for-performance philosophy, Target TDC has been structured so that base salary is the smallest component of pay for our NEOs.

Short-Term Incentive (STI) Awards	Cash (Variable)	STI awards are annual cash incentive awards that reward NEOs for their performance in 2025. Payout amounts were based both upon the Company’s performance against the 2025 STI Metrics approved by the Compensation and Human Capital Committee and upon the NEO’s individual performance.

Long-Term Incentive (LTI) Awards	Equity (Variable)	LTI awards are stock-based awards that reward NEOs for their contributions to Brighthouse Financial’s long-term success. 2025 LTI awards consisted of PSUs, which will be paid out at the end of a three-year performance period based on Brighthouse Financial’s performance against quantitative goals, and RSUs, which vest annually in thirds. For the CEO, the LTI award mix is 70% PSUs and 30% RSUs. For all other NEOs, the LTI award mix is 60% PSUs and 40% RSUs.

In exceptional circumstances, the Compensation and Human Capital Committee may offer special incentive or retention awards if such action is determined to be necessary to achieve the Company’s goals. In connection with the appointment of Mr. Lambert as the Company’s COO in August 2025, he was granted a special cash award of $1.0 million payable on July 1, 2027 subject to, among other things, his continued employment with the Company and satisfaction of management’s expectations for his new role through July 1, 2027.

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40	Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program

2025 Target Total Direct Compensation

In November 2024 and January 2025, as part of the annual compensation planning process, the Independent Directors (in the case of the CEO) and the Compensation and Human Capital Committee (in the case of the other NEOs) approved the Target TDC for all NEOs, which included an increase to the Target TDC for Ms. Lin. Subsequently, in August 2025, the Compensation and Human Capital Committee approved increases to the Target TDC for Mr. Spehar and Mr. Lambert. The 2025 Target TDC increases were made to better align compensation with the median compensation levels among our peer companies. 2025 Target TDC for our NEOs is described in the following table.

Name	Base Salary (1)	Target STI (as % of Base Salary)	Target LTI (as % of Base Salary)	Target TDC

Eric Steigerwalt	$1,050,000	210%	625%	$9,817,500

Ed Spehar (2)	$ 700,000	150%	290%	$3,780,000

Myles Lambert (3)	$ 700,000	140%	305%	$3,815,000

Allie Lin (4)	$ 590,000	125%	190%	$2,448,500

John Rosenthal	$ 575,000	195%	250%	$3,133,750

(1)	The increase for Ms. Lin was effective March 1, 2025. The increases for Mr. Spehar and Mr. Lambert were effective August 30, 2025.

(2)	Changes from Mr. Spehar’s 2024 Target TDC included a salary increase from $650,000 to $700,000, resulting in an increase in Target TDC from $3,510,000 to $3,780,000.

(3)

Changes from Mr. Lambert’s 2024 Target TDC included (i) a salary increase from $650,000 to $700,000 and (ii) an increase to Target LTI from 200% to 305% of base salary, resulting in an increase in Target TDC from $2,860,000 to $3,815,000.

(4)

Changes from Ms. Lin’s 2024 Target TDC included (i) a salary increase from $525,000 to $590,000 and (ii) an increase to Target LTI from 175% to 190% of base salary, resulting in an increase in Target TDC from $2,100,000 to $2,448,500.

As shown in the following graphs, our CEO’s and other NEOs’ Target TDC, on average, is heavily weighted toward variable, at-risk elements.

2025 STI Metrics. The Compensation and Human Capital Committee established metrics for the 2025 STI awards that are linked to Brighthouse Financial’s strategic goals. This is consistent with our pay-for-performance philosophy

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Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program	41

and helps ensure that the NEOs are compensated for their contributions to the Company’s achievement of the business goals set forth in the strategic plan. In establishing the STI Metrics, the Compensation and Human Capital Committee was guided by the following principles:

•	metrics should consist of operational or financial drivers of financial performance that are aligned with Brighthouse Financial’s long-term strategy;
•	metrics should be objective and measurable;
•	executive officers should have the ability to directly impact Brighthouse Financial’s performance; and
•	metrics should not incentivize management to engage in inappropriately risky behavior.

Selection of the STI Metrics was based on the Board’s review of the Company’s strategy and approval of the financial plan. In connection with this review, the Finance and Risk Committee recommended, for the Compensation and Human Capital Committee’s approval, metrics and performance levels that are aligned with the Company’s strategy and financial plan. In setting the performance levels, the Finance and Risk Committee and Compensation and Human Capital Committee considered the Company’s historical performance, risks and opportunities to achieving the goals, and other factors. The Compensation and Human Capital Committee set performance levels that it believes were appropriately rigorous and challenging for management to achieve.

A summary of our 2025 STI Metrics and the rationale for their selection follows.

2025 STI Metrics	Weighting	Definition	Performance Link

Corporate Expenses	40%	Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding, and incentive compensation.	Effectively managing our expenses is a core element of our strategy. Key challenges to meeting our expense target included navigating inflationary conditions and other macroeconomic factors while making investments to support the Company’s growth.

Sales	40%

Annuity sales (80%) – measured as total deposits for annuity products.

Life sales (20%) – includes annualized new premium for term life; first-year paid premium for whole life, universal life, and variable universal life; and total paid premium for indexed universal life.

			Since our establishment, annuity and life sales have been key drivers of our revenues and value. Annuities represent the greatest portion of our business. Meeting our sales goals involves achievement by organizations across the Company. Key challenges to achieving our sales goals included the uncertain macroeconomic environment and increased competition in certain product classes.

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42	Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program

2025 STI Metrics	Weighting	Definition	Performance Link

Normalized Statutory Earnings	20%	This metric is calculated as follows (as described in our 2025 Form 10-K): statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses) before capital gains tax (excluding gains (losses) and taxes transferred to the interest maintenance reserve), (ii) the change in total asset requirement at CTE98*, net of the change in our variable annuity reserves, which are calculated at CTE70*, and (iii) pre-tax unrealized gains (losses) associated with our variable annuities and Shield hedges, net of reinsurance, and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate, and forecast those results.	Normalized Statutory Earnings is used by management to measure our insurance subsidiaries’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business. It reflects factors that a broad population of STI participants directly impact and influence. This metric is the product of performance across key aspects of management’s strategy, including sales, capital, and expenses. In the long term, normalized statutory earnings contribute to our capacity to generate statutory free cash flow from our operating companies to the parent holding company. Key challenges to achieving our normalized statutory earnings goals included managing the volatility of market performance and interest rates, prudently managing our hedging strategy, and corporate expenses.

*	See “Other Financial Disclosures” for a definition of Conditional Tail Expectation (“CTE”).

For each STI Metric, the Compensation and Human Capital Committee approved a payout curve based on its evaluation of the likelihood of management achieving those performance levels, as outlined below:

•	Threshold: results in payout of 50% of target value
•	Target: results in payout of 100% of target value
•	Maximum: results in payout of 150% of target value
•	0% payout if the Company does not achieve the threshold performance level

STI awards are based upon the Company’s achievement of the STI Metrics, as well as qualitative factors the Compensation and Human Capital Committee deemed appropriate, including each NEO’s performance and accomplishments during 2025. The Compensation and Human Capital Committee retains discretion to adjust payout levels upward or downward if such adjustment is aligned with the Company’s strategic goals. The Compensation and Human Capital Committee expects to exercise its discretion to make any such adjustment infrequently. While there is no limitation on the Compensation and Human Capital Committee’s authority to make negative adjustments, the Compensation and Human Capital Committee’s authority to make positive adjustments to payout amounts is limited, as follows:

•	if threshold performance level is not achieved, then the payout can only be adjusted up to 55% of a metric’s target
•	if threshold performance is achieved, then the payout can only be adjusted up to 20% above the Company’s actual performance against that metric

The Compensation and Human Capital Committee did not adjust any such payouts for fiscal 2025 performance.

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Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program	43

The following table reflects the Company’s performance against each STI Metric (payout percentages were rounded up to the nearest whole number) and the 2025 Company Performance Factor approved by the Compensation and Human Capital Committee.

	Performance Level

STI Metrics (weighting)	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Results		Payout Percentage (1)

Corporate Expenses (40%)	$ 910M	$860M	$820M	$848.7M	(2)	111%
Sales (40%)						101%
Annuity (80%)	$ 6.2B	$10.4B	$13.7B	$10.334B		99%
Life (20%)	$ 78M	$130M	$182M	$142.8M		109%
Normalized Statutory Earnings (20%) (2)	$(1.0)B	$200M	$600M	$1,037M		150%

2025 Company Performance Factor						115%

(1)	Rounded up to the nearest whole number.

(2)	Excludes $31.6 million costs incurred in connection with the pending acquisition of the Company, as determined by the Compensation and Human Capital Committee.

2025 Short-Term Incentive Awards

CEO Compensation. Mr. Steigerwalt, with input from HR and Finance, developed corporate performance goals (“CEO Goals”), which consisted of a mix of strategic and operational objectives, that would be used to assess his performance during 2025. In February 2025, the Compensation and Human Capital Committee reviewed the quantitative and qualitative metrics to measure the CEO’s performance and approved the CEO Goals. In January 2026, the Compensation and Human Capital Committee and the Independent Directors considered the Company’s performance overall, Mr. Steigerwalt’s performance against the CEO Goals, his other accomplishments in 2025, and Mr. Steigerwalt’s self-assessment of his performance. The following table describes the 2025 CEO Goals and Mr. Steigerwalt’s key accomplishments.

CEO Goal	2025 Performance

Reduce corporate expenses	• Managed corporate expenses of $848.7 million (excluding expenses associated with the pending acquisition of the Company) which was $11 million better than plan.

Increase annuity and life insurance sales	• Generated $10.334 billion in annuity sales, which was 99.4% of plan. • Generated $142.8 million in life insurance sales, exceeding plan.

Deliver normalized statutory earnings	• Delivered normalized statutory earnings of $1,037 million for full-year 2025, which was significantly above plan.

Achieve focus on growth priorities and operational capabilities

•

Led the exploration of a sale of the Company and successful execution of the Merger Agreement.

•

Executed key annuity and life insurance initiatives to expand our complementary product portfolio and enable our growth ambitions.

•

Completed the remaining life systems conversions, which will facilitate substantial expense reductions and support the exit from several outstanding transition service agreements.

•

Drove cost-effective and efficient policy administration and improved service experience via execution against correspondence and online servicing initiatives.

Maintain strong culture and enhance inclusion and belonging

•

Completed succession plans for all SLMG members and critical roles.

•

Achieved 100% compliance rate for goal-setting and development plan requirements for officers.

•

Drove talent initiatives to foster our inclusive culture through employee network groups and learning and development programs.

•

Sustained strong engagement among employees, as demonstrated by results of the Company’s employee engagement survey.

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44	Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program

The Compensation and Human Capital Committee determined that Mr. Steigerwalt delivered meaningful achievements against the 2025 CEO Goals. Based on the Company’s performance and Mr. Steigerwalt’s accomplishments, the Compensation and Human Capital Committee recommended, and the Independent Directors approved, the following STI award to Mr. Steigerwalt.

Name	2025 STI Target	2025 STI Payout Percentage	2025 STI Award

Eric Steigerwalt	$2,205,000	115%	$2,535,750

Compensation of the Other NEOs. In January 2026, the Compensation and Human Capital Committee considered each NEO’s individual overall performance and achievements in 2025 in relation to Brighthouse Financial’s goals. Mr. Steigerwalt also provided the Compensation and Human Capital Committee with his assessment of the other NEOs’ 2025 performance. While each NEO’s performance was assessed on an individual basis against goals established early in 2025, the Compensation and Human Capital Committee generally aims to recognize that Brighthouse Financial’s performance is the result of the SLMG’s collective efforts to drive performance. Our other NEOs’ 2025 performance highlights are summarized below.

Ed Spehar, Executive Vice President and Chief Financial Officer

•	Supported the Board’s exploration of a sale of the Company and successful execution of the Merger Agreement.
•

Completed various capital optimization and other actions, supporting the Company’s achievement of a combined RBC ratio of 456%, which is above our target range of 400% to 450% in normal market conditions, including:

◇	Completed execution of the VA/Shield separation, strengthening the Company’s capital position and enhancing transparency and operational management.
◇	Completed reinsurance transaction with a third party to reinsure legacy block of universal life with secondary guarantees, as well as term life insurance products.

Myles Lambert, Executive Vice President and Chief Operating Officer

•	Supported the Board’s exploration of a sale of the Company and successful execution of the Merger Agreement.
•	Achieved annuity sales of $10.334 billion, which was 99.4% of plan.
•	Exceeded life sales plan, generating $142.8 million in life insurance sales.
•	Led strategic direction and execution of corporate strategy.
•	Reorganized Operations organization to align with the Company’s go-to-market strategy and reduce expenses.

Allie Lin, Executive Vice President, General Counsel and Corporate Secretary

•	Supported the Board’s exploration of a sale of the Company and successful execution of the Merger Agreement.
•	Supported capital and liquidity arrangements, reinsurance transactions, institutional spread margin business activities, and asset management and derivatives initiatives.
•	Advised on product and distribution strategy, including various enhancements to products, digital platforms, and advisor experience.
•	Managed and mitigated risk through overseeing litigations, customer complaints, compliance programs, and regulatory exams.

John Rosenthal, Executive Vice President and Chief Investment Officer

•	Supported the Board’s exploration of a sale of the Company and successful execution of the Merger Agreement.
•	Exceeded institutional spread margin business plan.
•	Managed credit losses below target while credit portfolio upgrades exceeded downgrades by more than market.
•	Secured renewal of advisory/sub-advisor agreements for Brighthouse Investment Advisers, LLC.

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As part of its assessment of each NEO’s individual performance, the Compensation and Human Capital Committee considered their human capital achievements, including talent management and succession planning; talent development; fostering an inclusive environment; and other actions to support and advance Brighthouse Financial’s strategy. Our NEOs contributed to our high employee engagement and inclusive culture through team building and engagement activities, leadership meetings and podcasts, talent acquisition and development programs, branding initiatives, employee network groups, as well as external volunteer activities and partnerships with industry groups.

The Compensation and Human Capital Committee considered the foregoing accomplishments and, based on Mr. Steigerwalt’s recommendations, approved the following STI awards to our other NEOs (STI Payout Percentage may be rounded up to the nearest whole number).

Name	2025 STI Payout Percentage	2025 STI Award

Ed Spehar	115%	$1,157,187

Myles Lambert	115%	$1,080,041

Allie Lin	115%	$ 848,125

John Rosenthal	115%	$1,289,438

The 2025 STI amounts paid to all of our NEOs are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table for 2025.”

Accelerated Vesting and Payments of Certain Awards and Other Compensation

If the Merger closes, certain of our employees (including certain NEOs and other executives) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”). To mitigate the potential impact of Section 280G and Section 4999 of the Code, the Compensation and Human Capital Committee, on December 9, 2025, approved the acceleration into December 2025 of partial payments of STI awards, that otherwise would have been payable to Mr. Spehar, Mr. Lambert, and Ms. Lin (each, a “Covered NEO”) in March 2026. The approved accelerated payment to a Covered NEO represented payment of the Covered NEO’s 2025 STI award that otherwise would be payable in March 2026, with performance for this purpose deemed to be at least equal to 80% of target. The accelerated payment reduced the corresponding payment a Covered NEO would have otherwise been entitled to receive in March 2026, thereby precluding duplication of payments. Such accelerated payments were reduced by applicable taxes and withholdings.

Actual performance under the STI. The 2025 STI performance factor ultimately determined to be applicable for 2025 STI plan participants exceeded 80% of target performance (the minimum performance for purposes of determining the accelerated payment). Therefore, at the time the 2025 STI award was paid to 2025 annual incentive plan participants in March 2026, the Company paid each Covered NEO an amount equal to the difference between the 2025 STI performance factor and 80% with respect to the Covered NEO’s 2025 STI award, less applicable taxes and withholdings.

2025 Long-Term Incentive Awards

On February 7, 2025, the Independent Directors, on the recommendation of the Compensation and Human Capital Committee, approved an LTI award for Mr. Steigerwalt, and the Compensation and Human Capital Committee approved LTI awards for our other NEOs. The following table shows the breakdown of award vehicles chosen for the 2025 LTI awards.

Type of Award	Percentage of LTI Award	Vesting Schedule

Performance Share Units (PSUs)	CEO: 70% Other NEOs: 60%	Cliff vest after year 3; the number of shares issued, if any, is subject to achievement of preestablished performance goals over the 2025-2027 performance period

Restricted Stock Units (RSUs)	CEO: 30% Other NEOs: 40%	Ratable vesting over 3 years (1/3rd vests at each anniversary)

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46	Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program

Our 2025 LTI awards were granted on March 1, 2025 (the “Grant Date”). The number of RSUs and PSUs awarded were determined by multiplying the dollar amount of the 2025 LTI award by (i) 70% in the case of PSUs for the CEO or 60% for the other NEOs or (ii) 30% in the case of RSUs for the CEO or 40% for the other NEOs, and then dividing each product by the closing price of a share on the Grant Date (rounded down to the nearest whole share). The following table shows each NEO’s target 2025 LTI award based on the value (rounded) of the LTI award on the Grant Date.

Name	LTI Award Value	Number of PSUs	Number of RSUs

Eric Steigerwalt	$6,562,500	77,453	33,194

Ed Spehar	$1,885,000	19,069	12,712

Myles Lambert	$1,300,000	13,151	8,767

Allie Lin	$1,121,000	11,340	7,560

John Rosenthal	$1,437,500	14,542	9,694

Detailed information on the 2025 LTI award for each NEO is reported in the “Grants of Plan-Based Awards in 2025” table.

The 2025 PSUs will reward our NEOs for Brighthouse Financial’s performance over the 2025-2027 performance period. The number of shares issued, if any, at the end of the performance period will depend on the Company’s performance. This is consistent with our pay-for-performance philosophy and helps ensure that the NEOs are compensated for their contributions to the Company’s achievement of the business goals set forth in the strategic plan. In establishing the 2025 PSU Metrics, the Compensation and Human Capital Committee was guided by the following principles:

•	metrics should consist of key results-oriented financial measures that reflect the success of Brighthouse Financial’s long-term strategy;
•	metrics should be objective and measurable;
•	executive officers should have the ability to directly impact Brighthouse Financial’s performance; and
•	metrics should not incentivize management to engage in inappropriately risky behavior.

Selection of the PSU Metrics was based on the Board’s review of the Company’s strategy and approval of the financial plan. In connection with this review, the Finance and Risk Committee recommended, for the Compensation and Human Capital Committee’s approval, metrics and performance levels that are aligned with the Company’s strategy and financial plan. In setting the performance levels, the Finance and Risk Committee and Compensation and Human Capital Committee considered the Company’s historical performance, risks and opportunities to achieving the goals, and other factors. The Compensation and Human Capital Committee set performance levels that it believes were appropriately rigorous and challenging for management to achieve.

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Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program	47

The following table presents a summary of our 2025 PSU Metrics.

2025 PSU Metrics	Weighting/ Modifier	Definition	Performance Link

Net Cash Flow to the Holding Company	60%	Net cash flow to the holding company measures net capital distributions from Brighthouse Financial’s operating companies.	Key metric that measures our cash flow, which strengthens our balance sheet and provides management with flexibility to deploy our capital for various purposes, including return of capital to stockholders.

Statutory Expense Ratio	40%	Statutory expense ratio is calculated by dividing expenses by direct premiums, assumed premiums (from sales of our fixed indexed annuities by third parties), and fee income. Statutory expense ratio may reflect certain infrequent and/or unpredictable adjustments unrelated to current period performance that are one-time or non-recurring in nature that adhere to our guidelines for normalizing adjustments.	An operating efficiency metric that reflects the ratio of statutory operating expenses to statutory premiums and fee income, which measures our performance in key strategic areas of expense management and sales growth.

rTSR Modifier	±10%	TSR is calculated by comparing the average of the applicable company’s closing stock prices over the 20 trading days immediately preceding the first day of the performance period with the average of the applicable company’s closing stock prices over the last 20 trading days of the performance period, including dividends (if any) when actually paid on a reinvested basis during the applicable period.	At the end of the three-year measurement period, the PSUs may be adjusted upwards or downwards by 10 percentage points depending on the Company’s TSR relative to the TSRs of a comparator group of comparable companies in the life insurance and annuities industry. See below for additional detail.

The treatment of outstanding equity awards upon a termination of employment or a change of control is described below under the heading “Termination and Change of Control Benefits” and in the table “Potential Payments Upon Termination or Change in Control.”

Under the terms of the Employee Plan, if an outstanding award will not be assumed or an alternative award provided in connection with a change of control of the Company, the then-outstanding awards will vest and immediately become payable, with outstanding PSUs vesting at target. If the Merger closes, under the terms of the Merger Agreement and the Employee Plan, the 2025 PSU Award will be canceled at the closing and the number of shares of Common Stock subject to each 2025 PSU Award will be determined assuming achievement of the PSU metric at the target level; provided that, if the performance period ends prior to closing, the determination will be based on the actual level of achievement of the PSU metric.

For each PSU Metric, the Compensation and Human Capital Committee approved a payout curve based on its evaluation of the likelihood of management achieving those performance levels, as outlined below:

•	Threshold: results in payout of 50% of target value
•	Target: results in payout of 100% of target value
•	Maximum: results in payout of 150% of target value
•	0% payout if the Company does not achieve the threshold performance level

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48	Compensation Discussion and Analysis — Section 2 – 2025 Executive Compensation Program

The Compensation and Human Capital Committee retains discretion to adjust payouts only where performance has been impacted by a significant, non-recurring event and such adjustment is aligned with the Company’s strategic goals. The Compensation and Human Capital Committee expects to exercise this discretion infrequently, if at all.

rTSR Modifier. The 2025 PSUs include an rTSR modifier. At the end of the three-year measurement period, the PSUs may be adjusted upwards or downwards by 10 percentage points depending on the Company’s TSR relative to the TSR of a comparator group of companies (the “rTSR Comparator Group”). The following table illustrates how the rTSR Modifier will be applied:

TSR Ranking Relative to the rTSR Comparator Group	Modifier Application

≥75th percentile	Add 10 percentage points

>25th percentile and <75th percentile	No adjustment

≤25th percentile	Subtract 10 percentage points

The rTSR Comparator Group is different from the Compensation Peer Group because we considered industry comparability as well as company size and other characteristics, such as market risk (beta) and asset leverage, that the Compensation and Human Capital Committee believes are more relevant for measuring TSR.

CNO Financial Group, Inc.	Lincoln National Corporation

Corebridge Financial, Inc.	Principal Financial Group, Inc.

Equitable Holdings, Inc.	Prudential Financial. Inc.

Jackson Financial Inc.	Unum Group

If the Compensation and Human Capital Committee determines, in its informed judgment, that a significant event has occurred that the Compensation and Human Capital Committee expects to have, or the Compensation and Human Capital Committee determines has had, a substantial effect on the business or TSR of any company in the rTSR Comparator Group, the Compensation and Human Capital Committee will remove that company from the rTSR Comparator Group. A company that is removed from the rTSR Comparator Group before the end of the performance period will be excluded from the calculation of TSR ranking relative to the rTSR Comparator Group.

2023 PSU Payouts

In March 2026, the NEOs received payouts with respect to PSUs granted as part of the 2023 LTI program. The value of these PSUs was based on the Company’s performance for the 2023-2025 performance period against PSU metrics approved by the Compensation and Human Capital Committee, as described below.

2023 PSU Metric (weighting)	Performance Level			Actual Results	Payout Percentage (1)
	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)

Statutory Expense Ratio (60%)	10.90%	9.10%	8.50%	7.78%	150%

Net Cash Flow to the Holding Company (40%)	$0B	$0.5B	$1.1B	$250M	75%

2023 PSU Payout					105%

(1)	Rounded up to the nearest whole number.

Brighthouse Financial | 2026 Proxy Statement

Compensation Discussion and Analysis — Section 3 – Additional Compensation Practices and Policies	49

Role of the Compensation and Human Capital Committee and Others in Determining Compensation

Management’s Role. As discussed above, HR, in consultation with WTW, is primarily responsible for preparing Target TDC recommendations for our SLMG. As part of our year-end compensation planning process, our CEO led the review of each SLMG member’s performance during 2025, participated in developing recommendations for all elements of pay for the members of the SLMG (other than himself), and discussed these recommendations with the Compensation and Human Capital Committee. Based on the CEO’s assessment of each SLMG member’s performance, HR prepared compensation recommendations for each SLMG member (other than the CEO) and presented them for Compensation and Human Capital Committee approval. With respect to CEO compensation, the Compensation and Human Capital Committee and the Independent Directors reviewed the Company’s and Mr. Steigerwalt’s performance, as well as Mr. Steigerwalt’s self-assessment of his performance. The Compensation and Human Capital Committee recommended the CEO’s compensation, including Target TDC and STI and LTI awards, for approval by the Independent Directors.

Compensation and Human Capital Committee’s Role. The Compensation and Human Capital Committee is responsible for establishing and implementing our executive compensation philosophy and structure. Pursuant to its charter, the Compensation and Human Capital Committee:

•	assisted the Board in fulfilling its responsibility to oversee the development and administration of compensation programs for our executives and certain other employees;
•

approved the goals and objectives relevant to our CEO’s compensation, evaluated our CEO’s performance in light of such goals and objectives, and recommended, for approval by the Independent Directors, the CEO’s annual compensation based on such evaluation;

•	reviewed and approved the compensation of Brighthouse Financial’s other executive officers;
•

reviewed and approved our equity and non-equity incentive compensation plans and arrangements and, where appropriate or required, recommended such plans and arrangements for approval by the Board and/or our stockholders; and

•

reviewed our incentive compensation arrangements to confirm that incentive pay does not encourage our executive officers to take unnecessary risks, as well as reviewed and discussed the relationship between our risk management policies and practices, corporate strategy, and senior executive compensation.

Compensation Consultant to the Compensation and Human Capital Committee’s Role. Under its written charter, the Compensation and Human Capital Committee has the authority to retain advisers to assist in the discharge of its duties. The Compensation and Human Capital Committee has retained Semler Brossy as its independent compensation consultant since November 2017. The Compensation and Human Capital Committee annually assesses Semler Brossy’s independence in accordance with SEC standards and has determined that no conflicts of interest or independence concerns exist. Semler Brossy reports directly to the Compensation and Human Capital Committee, and the Compensation and Human Capital Committee has the sole authority to approve the fees and other terms of the retention of Semler Brossy as its independent compensation consultant. Semler Brossy generally attends all Compensation and Human Capital Committee meetings. Semler Brossy advises the Compensation and Human Capital Committee on all aspects of the Company’s executive compensation program, including our compensation philosophy, policies, and practices; the form, mix, and amount of Target TDC; our STI and LTI programs, including the STI and LTI metrics for 2025 and the forms of equity-based incentives awarded to members of the SLMG in 2025; and trends and best practices relating to executive compensation.

Section 3 – Additional Compensation Practices and Policies

Stock Ownership and Retention Guidelines

Our stock ownership and retention guidelines apply to all members of the SLMG, which includes our NEOs. The guidelines are intended to align the interests of SLMG members with those of our stockholders by requiring SLMG members to achieve and maintain significant ownership in our stock. The ownership guidelines were set by the Compensation and Human Capital Committee as a multiple of the officer’s current base salary. SLMG members must

2026 Proxy Statement | Brighthouse Financial

50	Compensation Discussion and Analysis — Section 3 – Additional Compensation Practices and Policies

achieve their ownership levels within five years of becoming an SLMG member. For purposes of calculating the value of an SLMG member’s current ownership, the value of a share is based on the unweighted average of the closing prices of our common stock over the prior twelve-month period. Ownership includes shares owned outright (or jointly with a spouse or in a trust over which an executive has investment control), shares received through any Company award (e.g., option exercises, RSUs, and PSUs), unvested RSUs, and shares purchased through the Brighthouse Financial Employee Stock Purchase Plan. PSUs are not included in determining an officer’s ownership level until they are converted to shares based on the Company’s performance at the end of the applicable performance period. SLMG members must retain at least 50% of the net after-tax shares acquired from settlement or exercise of stock-based awards until the applicable ownership level is achieved. All of our NEOs are in compliance with the Company’s stock ownership and retention guidelines as of April 6, 2026. The ownership guidelines applicable to our NEOs are described in the following table.

	Ownership Guideline		Status
Name	Multiple of Base Salary	Ownership Level

Eric Steigerwalt	6x	$6,300,000	Achieved

Ed Spehar	3x	$2,100,000	Achieved

Myles Lambert	3x	$2,100,000	Achieved

Allie Lin	1x	$ 619,000	Achieved

John Rosenthal	3x	$1,725,000	Achieved

Benefit Plans

Brighthouse Savings Plan and Auxiliary Plan. Our employees, including our NEOs, are eligible to participate in the Brighthouse Services, LLC Savings Plan and Trust (the “Brighthouse Savings Plan”), which is a tax-qualified 401(k) plan. In addition, certain employees, including our NEOs, are eligible to participate in the Brighthouse Services, LLC Auxiliary Savings Plan (the “Auxiliary Plan”), which is a nonqualified deferred compensation plan. Participants in the Auxiliary Plan receive Company matching and Company non-discretionary contributions that cannot be made to the Brighthouse Savings Plan because a participant’s compensation exceeds certain tax-qualified plan contribution limits imposed under the Code. For the Company matching and Company non-discretionary contributions under the Brighthouse Savings Plan and Auxiliary Plan earned in 2025, see the “All Other Compensation” column in the Summary Compensation Table for 2025. Company matching and Company non-discretionary contributions in the Brighthouse Savings Plan and the Auxiliary Plan become 100% vested after the participant completes two years of service. Under the Auxiliary Plan, in the event of a change of control, all participants will be fully vested in all contributions, including earnings, under the Auxiliary Plan. In addition, no amendments can be made to the Auxiliary Plan after a change of control that would decrease the value of benefits accrued to any participant under the Auxiliary Plan as of the date of the change of control or change the time or form of distribution under the Auxiliary Plan to eliminate lump sum distributions or further defer the timing of payment. See the narrative following the “Nonqualified Deferred Compensation in 2025 ” table for additional information about the Auxiliary Plan.

Voluntary Deferred Compensation Plan. The Brighthouse Services, LLC Voluntary Deferred Compensation Plan (“VDCP”), a nonqualified deferred compensation plan, allows a select group of highly compensated employees the opportunity to defer between 10% and 50% of eligible base salary and from 10% to 70% of STI awards. Amounts deferred are notionally invested in investment tracking funds selected by the participant. Participants can elect to have deferred compensation accounts paid, or begin to be paid, in a specific year, which cannot be earlier than May of the third calendar year following the year the compensation was earned, and can elect to receive distributions in either a single lump sum or up to 15 annual installments. In the event of a participant’s death before distributions commence or are completed, the participant’s account balance will be paid in a single lump sum to the participant’s beneficiary. In the event of a change of control, no amendments can be made to the VDCP after a change of control that would

Brighthouse Financial | 2026 Proxy Statement

Compensation Discussion and Analysis — Section 3 – Additional Compensation Practices and Policies	51

decrease the amount in a participant’s deferred compensation account accrued under the VDCP as of the date of the change of control or modify the time or form of distributions under the VDCP. The only NEO currently participating in the VDCP is Ms. Lin. See the narrative following the “Nonqualified Deferred Compensation in 2025” table for additional information about the VDCP.

Limited Death Benefit Plan. Brighthouse Services, LLC (“Brighthouse Services”), a Brighthouse Financial subsidiary, maintains the Brighthouse Services, LLC Limited Death Benefit Plan (the “Limited Death Benefit Plan”) to provide a benefit to the participants who die while employed by Brighthouse Services or its designated affiliates. The participants are employees of Brighthouse Financial who are entitled to a “traditional formula” benefit upon retirement under the MetLife, Inc. Auxiliary Retirement Plan (the “MetLife ARP”) and whose employment transferred from MetLife Group, Inc. to Brighthouse Services in connection with the Separation from MetLife, Inc. Participants who die while employed by Brighthouse Financial are not entitled to a traditional formula benefit under the MetLife ARP. The Limited Death Benefit Plan provides the participants with a benefit in the form of a final wage payment that approximates the MetLife ARP benefit that would be lost should they die while employed by Brighthouse Financial. As of December 31, 2025, the Limited Death Benefit Plan had seven participants, one of whom, Mr. Rosenthal, is an NEO. The potential amount of the benefit to be paid to Mr. Rosenthal is described in the “Potential Payments Upon Termination or Change in Control” table. As an offset to Brighthouse Services’ potential liabilities under the Limited Death Benefit Plan, Brighthouse Services maintains a company-owned life insurance (“COLI”) policy on the life of this NEO participant. Brighthouse Services is the beneficiary under the policy and will receive the COLI proceeds upon the insured’s death.

Supplemental Death Benefit Only Plan. In December 2022, Brighthouse Life Insurance Company purchased an insurance company-owned life insurance (“ICOLI”) policy covering the lives of all eligible employees of Brighthouse Services that consented to such coverage. Brighthouse Life Insurance Company is the beneficiary under the policy and will receive the ICOLI proceeds upon the insured’s death. Effective January 1, 2023, Brighthouse Services established the Brighthouse Services, LLC ICOLI Supplemental Death Benefit Only Plan (“Supplemental Death Benefit Only Plan”) to provide a taxable, single lump sum death benefit of $350,000 to the designated beneficiary of any such consenting employee who dies while employed by Brighthouse Services. Each of the NEOs is covered under the ICOLI policy and the Supplemental Death Benefit Only Plan. The potential amount of the death benefit potentially payable to these beneficiaries is described in the “Potential Payments Upon Termination or Change in Control” table.

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52	Compensation Discussion and Analysis — Section 3 – Additional Compensation Practices and Policies

Termination and Change of Control Benefits
The Brighthouse Services, LLC Executive Severance Pay Plan, as amended and restated (the “
Severance Plan
”), provides severance pay and related benefits to certain terminated executive officers in consideration of a release of employment-related claims and subject to compliance with certain restrictive covenants. See the “
Potential Payments Upon Termination or Change in Control
” table for additional information about amounts that would be payable to our NEOs under the Severance Plan.
The Brighthouse Services, LLC Change of Control Severance Pay Plan, as amended (the “
Change of Control Plan
”) provides a means to help us retain our senior executive officers while a transaction is pending or during the two-year
transition period following the close of a transaction. We believe that the Change of Control Plan aligns the interests of such executives with those of our stockholders and promotes maximum stockholder value without limiting the Company’s flexibility to engage in, or successfully transition after, a transaction. Under the terms of the Change of Control Plan, a covered participant is eligible to receive severance payments if within two years following a change of control the participant (i) is terminated involuntarily without cause or (ii) discontinues employment for “good reason;” or if following the occurrence of a potential change of contr ol th
e participant is terminated involuntarily without cause within six months prior to a change of control. See the “
Potential Payments Upon Termination or Change in Control
” table for additional information about amounts that would be payable to our NEOs under the Change of Control Plan.
As of December 31, 2025, we had no employment agreements or offer letters with any of our currently employed NEOs that provide for individual severance or change of control benefits. Equity awards held by our NEOs may vest and become payable in the event of termination or a change of control in accordance with the terms of the Employee Plan and the applicable award agreement (including the award agreement supplement). In addition, certain amounts credited to our NEOs under the Employee Plan may vest and become payable in the event of the NEO’s death or termination on or following the NEO’s “Rule of 65 Date,” which is the date that the sum of a participant’s age plus years of service (which for Brighthouse Financial employees at the time of the Separation includes MetLife service) equals or exceeds 65, provided the participant has at least five years of service. See the “
Potential Payments Upon Termination or Change in Control
” table for additional information about amounts that would be payable to our NEOs under the Employee Plan.
Stock-Based Award Timing Practices
Stock-based LTI awards are expected to be granted on an annual basis to our executive officers, including the NEOs, in connection with Board and Compensation and Human Capital Committee meetings occurring in the first quarter of each year. The grant date of such awards generally occurs on or around March 1. Other stock-based awards may be granted from time to time in connection with other circumstances, including the hiring or change of responsibilities of an executive officer.
We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. For all stock option awards, the exercise price is the closing price of our common stock on the Nasdaq on the date of the grant. If the grant date falls on a non-trading
day, the exercise price is the closing price of our common stock on the Nasdaq on the last trading day preceding the date of grant.
No stock option awards, including
off-cycle
stock option awards, were granted to our NEOs in fiscal year 2025. We have also not timed the disclosure of material, nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in fiscal year 2025.

Brighthouse Financial
| 2026 Proxy Statement

Compensation Discussion and Analysis — Section 3 – Additional Compensation Practices and Policies	53

Tax Deductibility of Executive Compensation
Section 162(m) of the Code generally provides that compensation payable to any of our NEOs in excess of $1 million will not be deductible, except to the extent paid pursuant to a grandfathered “performance-based compensation” arrangement in place as of November 2, 2017. While the Company and the Compensation and Human Capital Committee consider the availability of Section 162(m) deductions in the design of our executive compensation program, the Company and the Compensation and Human Capital Committee reserve the right to pay non-deductible
compensation if necessary or appropriate to retain and incent key executives whose performance is important to our success. Notwithstanding the absence of the Section 162(m) exclusion for performance-based compensation, the Compensation and Human Capital Committee expects to continue to place performance conditions on our STI and LTI awards
granted to our NEOs consistent with our
pay-for-performance
compensation philosophy.
Hedging and Pledging Prohibition
We have adopted an insider trading policy that governs the purchase, sale, and/or other disposition of our securities by our Directors, officers, and employees, as well as the Company itself, that is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards. Our insider trading policy prohibits all Directors and employees, including our NEOs, from engaging in certain speculative transactions, including short sales, hedging, and trading in put and call options, with respect to Company securities. The insider trading policy also prohibits Directors and employees, including our NEOs, from pledging Company securities.
Risk Assessment
At the Compensation and Human Capital Committee’s March 2026 meeting, Semler Brossy presented a compensation risk assessment report that it prepared and developed in consultation with Brighthouse Financial’s management, including our Chief Risk Officer, based on its review of our compensation programs. Semler Brossy highlighted the compensation governance policies and Board-level controls in place to manage compensation-related risk and the risk-balancing and risk-mitigating features of our 2025 compensation program, including our strong Compensation Recovery Policies, balanced pay mix, caps on incentive payouts, and the Compensation and Human Capital Committee’s ability to exercise discretion. Following a discussion of Semler Brossy’s assessment and findings, the Compensation and Human Capital Committee concluded that the risks arising from the Company’s compensation programs are not reasonably likely to have a material adverse impact on the Company. In addition, our Internal Audit department reviewed and certified the Company’s actual performance results for each metric under our 2025 STI and 2023 PSU Awards as well as the applicable payout factors.
Compensation Recovery Policies
Our Board believes that it is in the best interests of the Company and its stockholders to create and maintain a culture that emphasizes integrity and accountability, and that reinforces the Company’s pay-for-performance
compensation philosophy. We have maintained a method for seeking the recoupment of compensation from executive officers and employees since 2018. In 2023, consistent with SEC rules and Nasdaq listing standards, the Compensation and Human Capital Committee adopted a standalone policy to address such rules and standards and additionally modified our previously existing compensation recoupment policy. One of our Compensation Recovery Policies is designed to provide for the mandatory recoupment of erroneously awarded compensation from covered officers in the event of a financial restatement (in accordance with SEC rules and Nasdaq listing standards), while the other Compensation Recovery Policy continues to allow us to pursue the recoupment of incentive and equity compensation earned by executive officers and other employees in the additional circumstances described in the following table. The Compensation and Human Capital Committee administers our Compensation Recovery Policies.

2026 Proxy Statement |
 Brighthouse Financial

54	Compensation Discussion and Analysis — Section 4 – 2026 Compensation Program Overview

Conduct or Event	Covered Persons	Compensation Subject to Recoupment	Covered Period

Accounting restatement due to material noncompliance with financial reporting requirement (1)	Section 16 officers	Cash incentive and performance-based equity incentive compensation	Three completed years prior to the date the Company is required to prepare an accounting restatement

Conduct, or failure to supervise, which results in material financial or reputational harm (2)	Any employee who engaged in the misconduct	Cash incentive and equity compensation (including time-based equity)	Period of misconduct

Material inaccuracy in performance metrics (2)	Executive officers and any employee who materially contributed to, or failed to supervise with respect to, the material inaccuracy	Excess incentive compensation that was, or will be, paid based on the inaccurate metric	Three years prior to achievement of the performance metric

(1)

The foregoing description of the Brighthouse Financial, Inc. Accounting Restatement Compensation Recovery Policy is qualified in its entirety by reference to the policy, which is filed as Exhibit 97.1 to the 2025 Form 10-K.

(2)	Covered under the Brighthouse Financial, Inc. All-Employee Compensation Recovery Policy.

Section 4 – 2026 Compensation Program Overview

This section provides an overview of our 2026 executive compensation program, including changes we have made from our 2025 executive compensation program. The 2026 executive compensation program will be more fully discussed in next year’s proxy statement (in connection with our 2027 annual meeting of stockholders).

2025 Say-on-Pay Vote

At our 2025 Annual Meeting, 93.1% of the votes cast by our stockholders (including abstentions) were voted “FOR” our Say-on-Pay proposal to approve the compensation paid to our NEOs. The Compensation and Human Capital Committee considered the results of this vote demonstrating strong shareholder support for our executive compensation program in designing our 2026 executive compensation program and making compensation decisions for our NEOs.

2026 STI Program

Our 2026 STI program is generally consistent with our 2025 program. The Compensation and Human Capital Committee continues to believe that our STI Metrics are linked to Brighthouse Financial’s strategic goals and incentivize behaviors that drive the Company’s success.

2026 LTI Program

Our 2026 LTI program is generally consistent with our 2025 program. In anticipation of the pending Merger, 2026 LTI awards wholly consist of RSUs. Pursuant to the Merger Agreement, RSUs granted in 2026 and outstanding at the closing of the Merger will be canceled and converted into cash-settled awards (the “Cash Awards”) equal to the product of the (x) merger consideration, multiplied by (y) the number of shares of common stock subject to such award. The Cash Awards will vest in one-third installments on the first through third anniversaries of the applicable grant date (generally subject to continued employment through the applicable vesting date), and will otherwise be subject to the same vesting terms and payment schedule that would have applied to the RSUs immediately prior to closing (including continued vesting for individuals who have reached their Rule of 65 Date, or following a termination without “cause” or constructive termination, in each case within the meaning of the Employee Plan).

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Compensation Discussion and Analysis — Compensation Committee Report	55

2026 Target Total Direct Compensation

On January 28, 2026, the Independent Directors (in the case of the CEO) and the Compensation and Human Capital Committee (in the case of the other NEOs) approved the Target TDC for each NEO, as described in the following table. There were no changes to the 2026 Target TDC for Mr. Steigerwalt or any other NEO, except for Ms. Lin.

Name	Base Salary	Target STI (as % of Base Salary)	Target LTI (as % of Base Salary)	Target TDC

Eric Steigerwalt	$1,050,000	210%	625%	$9,817,500

Ed Spehar	$ 700,000	150%	290%	$3,780,000

Myles Lambert	$ 700,000	140%	305%	$3,815,000

Allie Lin (1)	$ 619,000 (2)	125%	190%	$2,568,850

John Rosenthal	$ 575,000	195%	250%	$3,133,750

(1)	Changes from Ms. Lin’s 2025 Target TDC include a salary increase from $590,000 to $619,000, resulting in an increase in Target TDC from $2,448,500 to $2,568,850.

(2)	The increase to Ms. Lin’s base salary was effective February 28, 2026.

Compensation Committee Report

The Compensation and Human Capital Committee has reviewed the CD&A and discussed the CD&A with management. Based on the Compensation and Human Capital Committee’s review and discussion with management, the Compensation and Human Capital Committee recommended to the Board that the CD&A be included in the Company’s Proxy Statement.

Compensation and Human Capital Committee

Diane Offereins (Chair)

Chuck Chaplin

Eileen Mallesch

Paul Wetzel

2026 Proxy Statement | Brighthouse Financial

56	Compensation Tables — Summary Compensation Table for 2025

Compensation Tables

The Summary Compensation Table below presents information regarding compensation for each of our NEOs for each of the years they were so designated during 2025, 2024, and 2023. The accompanying footnotes and narrative provide important information regarding our NEOs’ compensation for those periods and describes, among other things, the manner in which the 2025 compensation for our NEOs was calculated.

Summary Compensation Table for 2025

Name and Title	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)

Eric Steigerwalt President and Chief Executive Officer	2025	$1,050,000	$—	$6,562,473	$2,535,750	$312,904	$10,461,127
	2024	$1,040,385	$—	$6,562,428	$2,160,900	$305,120	$10,068,833
	2023	$1,000,000	$—	$5,999,954	$2,680,000	$326,031	$10,005,985

Ed Spehar Executive Vice President and Chief Financial Officer	2025	$ 665,385	$—	$1,884,930	$1,157,187	$182,975	$ 3,890,477
	2024	$ 640,385	$—	$1,884,943	$ 955,500	$151,876	$ 3,632,704
	2023	$ 600,000	$—	$1,739,996	$1,206,000	$160,301	$ 3,706,297

Myles Lambert Executive Vice President and Chief Operating Officer	2025	$ 665,385	$—	$1,299,955	$1,080,041	$176,838	$ 3,222,219
	2024	$ 640,385	$—	$1,299,957	$ 964,600	$149,951	$ 3,054,893
	2023	$ 600,000	$—	$1,199,967	$1,125,600	$153,152	$ 3,078,719

Allie Lin Executive Vice President, General Counsel and Corporate Secretary	2025	$ 577,500	$—	$1,120,958	$ 848,125	$138,992	$ 2,685,575
	2024	$ 515,385	$—	$ 918,721	$ 695,625	$132,695	$ 2,262,426

John Rosenthal Executive Vice President and Chief Investment Officer	2025	$ 575,000	$—	$1,437,437	$1,289,438	$165,851	$ 3,467,726
	2024	$ 575,000	$—	$1,437,467	$1,143,675	$166,955	$ 3,323,097
	2023	$ 570,192	$—	$1,437,451	$1,502,475	$182,551	$ 3,692,669

(1)

Salary. Amounts reported in the Salary column reflect the actual amount of base salary paid to each NEO in that year for services to Brighthouse Financial and its subsidiaries. For the relationship of each NEO’s 2025 base salary to that officer’s 2025 Target TDC, see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program – 2025 Target Total Direct Compensation.”

(2)

Stock Awards. Amounts reported in this column reflect the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures, of the 2025 LTI awards granted as RSUs and PSUs under the Employee Plan. For a description of the methodology and assumptions made in determining the aggregate grant date fair value of equity awards, see Note 12 of the Notes to the Consolidated Financial Statements in our 2025 Form 10-K.

2025 LTI Awards – For further discussion of the performance goals applicable to the PSU awards in 2025, see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program – 2025 Long-Term Incentive Awards.”

Brighthouse Financial | 2026 Proxy Statement

Compensation Tables — Summary Compensation Table for 2025	57

The table below reports the grant date fair value of the RSUs and PSUs (at the target performance level) granted in 2025 to our NEOs.

Name	2025 RSUs (#)	Grant Date Value of 2025 RSUs ($)	2025 PSUs (#)	Grant Date Value of 2025 PSUs ($)

Eric Steigerwalt	33,194	$1,968,736	77,453	$4,593,737

Ed Spehar	12,712	$ 753,948	19,069	$1,130,982

Myles Lambert	8,767	$ 519,970	13,151	$ 779,985

Allie Lin	7,560	$ 448,383	11,340	$ 672,575

John Rosenthal	9,694	$ 574,951	14,542	$ 862,486

The following table reports the hypothetical grant date fair value of the PSUs if maximum performance was achieved. Maximum payout of the PSUs is 160% of target (150% for performance against the two PSU Metrics plus 10 percentage points for performance against the rTSR modifier).

Name	Grant Date Value of 2025 PSUs at Maximum Performance Level ($)

Eric Steigerwalt	$7,349,932

Ed Spehar	$1,809,548

Myles Lambert	$1,247,942

Allie Lin	$1,076,121

John Rosenthal	$1,379,966

(3)

Non-Equity Incentive Plan Compensation. The amounts in this column represent each NEO’s 2025 STI award earned in respect of service in 2025. The terms of the STI awards are summarized under “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program – 2025 Target Total Direct Compensation – 2025 STI Metrics.”

(4)	All Other Compensation. This column includes Company contributions to the Brighthouse Savings Plan and the Auxiliary Plan in respect of each NEO for 2025, in the following amounts.

Name	Brighthouse Savings Plan ($)	Auxiliary Plan ($)

Eric Steigerwalt	$32,007	$280,417

Ed Spehar	$31,523	$150,972

Myles Lambert	$31,523	$144,835

Allie Lin	$28,314	$110,197

John Rosenthal	$32,100	$133,271

In addition, for each NEO, includes an annual stipend of $480 for home office expenses (which is generally available on the same basis to all employees).

2026 Proxy Statement | Brighthouse Financial

58	Compensation Tables — Grants of Plan-Based Awards in 2025

Grants of Plan-Based Awards in 2025

The following table presents individual awards granted to each NEO for 2025. For information about these awards, see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program.”

Name	Grant Type	Grant Date (1)	Approval Date (1)	Estimated possible payouts under non-equity incentive plan awards ($)			Estimated future payouts under equity incentive plan awards (#)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option Awards (3)
				Threshold (2)	Target	Maximum (2)	Threshold (2)	Target	Maximum (2)

Eric Steigerwalt	Short-Term Incentive			$1,102,500	$2,205,000	$3,307,500
	Restricted Stock Units (4)	3/1/25	2/7/25							33,194	$1,968,736
	Performance Share Units (5)	3/1/25	2/7/25				30,981	77,453	123,924		$4,593,737

Ed Spehar	Short-Term Incentive			$525,000	$1,050,000	$1,575,000
	Restricted Stock Units (4)	3/1/25	2/7/25							12,712	$753,948
	Performance Share Units (5)	3/1/25	2/7/25				7,627	19,069	30,510		$1,130,982

Myles Lambert	Short-Term Incentive			$490,000	$980,000	$1,470,000
	Restricted Stock Units (4)	3/1/25	2/7/25							8,767	$519,970
	Performance Share Units (5)	3/1/25	2/7/25				5,260	13,151	21,041		$779,985

Allie Lin	Short-Term Incentive			$368,750	$737,500	$1,106,250
	Restricted Stock Units (4)	3/1/25	2/7/25							7,560	$448,383
	Performance Share Units (5)	3/1/25	2/7/25				4,536	11,340	18,144		$672,575

John Rosenthal	Short-Term Incentive			$560,625	$1,121,250	$1,681,875
	Restricted Stock Units (4)	3/1/25	2/7/25							9,694	$574,951
	Performance Share Units (5)	3/1/25	2/7/25				5,816	14,542	23,267		$862,486

(1)	The 2025 LTI awards of PSUs and RSUs under the Employee Plan were approved by the Compensation and Human Capital Committee on February 7, 2025 and granted effective March 1, 2025.

(2)	For the STI, the Threshold and Maximum reflect 50% and 150% of target, respectively. For the PSUs, the Threshold and Maximum reflect 40% and 160% of target, respectively.

(3)

Amounts reported in this column reflect the grant date fair value of each equity-based award granted to the NEOs in 2025 calculated in accordance with ASC Topic 718, modified to exclude the effect of estimated forfeitures. For a description of the methodology and assumptions made in determining the aggregate grant date fair value of equity-based awards, see Note 12 of the Notes to the Consolidated Financial Statements in our 2025 Form 10-K. The aggregate grant date fair value of the PSUs reflects the probable outcome of the performance conditions on the grant date.

Brighthouse Financial | 2026 Proxy Statement

Compensation Tables — Outstanding Equity Awards at 2025 Fiscal Year End	59

(4)

The Compensation and Human Capital Committee awarded RSUs to our NEOs as part of their 2025 LTI awards under the Employee Plan. RSUs are scheduled to ratably vest at a rate of one-third of the award on the first three anniversaries of the Grant Date listed. The value at vesting will depend on Brighthouse Financial’s stock price at the time of vesting. For additional information about the RSUs, see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program – 2025 Long-Term Incentive Awards.”

(5)

The Compensation and Human Capital Committee awarded PSUs to our NEOs as part of their 2025 LTI awards under the Employee Plan. PSUs cliff vest subject to achievement of specified performance criteria following the conclusion of the three-year performance cycle. Whether any PSUs actually vest and the value at vesting will depend on both Brighthouse Financial’s stock price at the time of vesting and Brighthouse Financial’s actual achievement of metrics approved by the Compensation and Human Capital Committee (Net Cash Flow to the Holding Company (60%) and Statutory Expense Ratio (40%)). Each PSU Metric has a threshold performance level (payout of 50% of target value), target performance level (100% of target value) and maximum performance level (150% of target value). There is also a relative Total Shareholder Return Modifier of +/- 10% that can take the threshold performance level to 40% of target value and the maximum performance level to 160% of target value. For additional information about the PSUs, see “Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program – 2025 Long-Term Incentive Awards.”

Outstanding Equity Awards at 2025 Fiscal Year End

The following table provides information concerning unexercised options and stock-based awards that have not vested for each NEO as of December 31, 2025.

		Option Awards				Stock Awards
Name	Award Date / Award Type	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (2)	Market Value of Shares or Units that Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (5)

Eric Steigerwalt	5/23/18 (NQSO)	92,137	0	$53.47	2/29/28
	3/1/23 (RSU)					10,283	$666,236
	3/1/23 (PSU)					75,577	$4,896,634
	3/1/24 (RSU)					28,433	$1,842,174

	3/1/24 (PSU)							99,517	$6,447,706

	3/1/25 (RSU)					33,194	$2,150,639

	3/1/25 (PSU)							77,453	$5,018,180

2026 Proxy Statement | Brighthouse Financial

60	Compensation Tables — Outstanding Equity Awards at 2025 Fiscal Year End

		Option Awards				Stock Awards
Name	Award Date / Award Type	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (2)	Market Value of Shares or Units that Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (5)

Ed Spehar	3/1/23 (RSU)					3,976	$257,605
	3/1/23 (PSU)					18,786	$1,217,145
	3/1/24 (RSU)					10,889	$705,498
	3/1/24 (PSU)							24,501	$1,587,420
	3/1/25 (RSU)					12,712	$823,610
	3/1/25 (PSU)							19,069	$1,235,481

Myles Lambert	5/23/18 (NQSO)	15,816	0	$53.47	2/29/28
	3/1/23 (RSU)					2,742	$177,654
	3/1/23 (PSU)					12,955	$839,354
	3/1/24 (RSU)					7,510	$486,573

	3/1/24 (PSU)							16,897	$1,094,757

	3/1/25 (RSU)					8,767	$568,014

	3/1/25 (PSU)							13,151	$852,053

Allie Lin	3/1/23 (RSU)					1,899	$123,036
	3/1/23 (PSU)					8,974	$581,425
	3/1/24 (RSU)					5,307	$343,841
	3/1/24 (PSU)							11,942	$773,722
	3/1/25 (RSU)					7,560	$489,812
	3/1/25 (PSU)							11,340	$734,719

Brighthouse Financial | 2026 Proxy Statement

Compensation Tables — Outstanding Equity Awards at 2025 Fiscal Year End	61

		Option Awards				Stock Awards
Name	Award Date / Award Type	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (2)	Market Value of Shares or Units that Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (5)

John Rosenthal	5/23/18 (NQSO)	22,522	0	$53.47	2/29/28
	3/1/23 (RSU)					3,285	$212,835
	3/1/23 (PSU)					15,520	$1,005,541
	3/1/24 (RSU)					8,304	$538,016

	3/1/24 (PSU)							18,685	$1,210,601

	3/1/25 (RSU)					9,694	$628,074

	3/1/25 (PSU)							14,542	$942,176

(1)	Represents non-qualified stock options (“NQSOs”) granted on March 1, 2018, and approved by stockholders on May 23, 2018, of which one-third vested annually on March 1 of each of 2019, 2020, and 2021.

(2)

The following RSUs vest one-third annually as follows: (i) RSUs granted on March 1, 2023 vest on March 1 of 2024, 2025, and 2026; (ii) RSUs granted on March 1, 2024 vest on March 1 of 2025, 2026, and 2027; and (iii) RSUs granted on March 1, 2025 vest on March 1 of 2026, 2027, and 2028.

The PSUs granted on March 1, 2023 were paid out in the first quarter of 2026 at 105% of target value based on actual performance during the 2023-2025 performance period.

(3)	The market value of RSUs was determined by multiplying the number of shares by $64.79, the closing price of the shares on December 31, 2025.

The market value of the 2023 PSUs was determined by multiplying the number of shares earned, determined based on actual performance during the 2023-2025 performance period, by $64.79, the closing price of the shares on December 31, 2025.

(4)

PSUs cliff-vest subject to achievement of specified performance criteria. Shares reported above are based on performance through 2025 as follows: (i) PSUs granted on March 1, 2024 at target and (ii) PSUs granted on March 1, 2025 at target.

(5)	The market value of PSUs was determined by multiplying the number of shares reported above by $64.79 (the closing price of the shares on December 31, 2025).

2026 Proxy Statement | Brighthouse Financial

62	Compensation Tables — Option Exercises and Stock Vested in 2025; Nonqualified Deferred Compensation in 2025

Option Exercises and Stock Vested in 2025

The following table provides information regarding all RSUs and PSUs held by the NEOs that vested during 2025. No options were exercised by any NEO during 2025.

Name	Stock Awards
	Number of Shares Acquired on Vesting	Value Realized on Vesting

Eric Steigerwalt	108,642	$6,443,557

Ed Spehar	32,060	$1,901,479

Myles Lambert	45,578	$2,573,453

Allie Lin	5,617	$ 333,144

John Rosenthal	25,327	$1,502,144

Nonqualified Deferred Compensation in 2025

The following table presents nonqualified deferred compensation paid to our NEOs for 2025.

Name	Plan Name	Executive Contributions in Last Fiscal Year	Company Contributions in Last Fiscal Year (1)	Aggregate Gains (Losses) in Last Fiscal Year (2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End (3)

Eric Steigerwalt	Auxiliary Plan	$ 0	$280,417	$226,266	$0	$2,988,108

Ed Spehar	Auxiliary Plan	$ 0	$150,972	$ 55,789	$0	$ 882,929

Myles Lambert	Auxiliary Plan	$ 0	$144,835	$(11,538)	$0	$ 988,558

Allie Lin	Auxiliary Plan	$ 0	$110,197	$ 19,298	$0	$ 285,419

Allie Lin	VDCP	$245,276	$ 0	$ 79,810	$0	$ 777,929

John Rosenthal	Auxiliary Plan	$ 0	$133,271	$ 89,853	$0	$1,537,840

(1)

Amounts in this column are reported as components of employer contributions to the Auxiliary Plan for Fiscal 2025 in the “All Other Compensation” column of the Summary Compensation Table for 2025 above.

(2)

Amounts represent the change in value based on simulated investments (described under “Auxiliary Plan” and “Voluntary Deferred Compensation Plan”, as applicable, below) selected by the NEO, including dividend equivalents credited to accounts in the year.

(3)

Amounts in this column that were previously reported in the “All Other Compensation” column of the Summary Compensation Table for years prior to 2025 (to the extent that the NEO was a NEO at the time) were, in the aggregate, as follows for Mr. Steigerwalt: $1,749,872; Mr. Spehar: $508,363; Mr. Lambert: $452,654; Mr. Rosenthal: $938,867; and Ms. Lin: $86,569.

Auxiliary Plan

NEOs and other eligible employees who elected to contribute a portion of their eligible compensation under the tax-qualified Brighthouse Savings Plan in 2025 received a Company matching contribution which is equal to 100% of up to the first 6% of their eligible compensation in that plan in 2025. In addition, a non-discretionary Company contribution equal to 3% of eligible compensation was allocated to eligible employees in that plan in 2025. The Code limits compensation that is eligible for employer contributions under the Brighthouse Savings Plan. In 2025, the Company could not make contributions based on compensation over $350,000.

Brighthouse Financial | 2026 Proxy Statement

Compensation Tables — Nonqualified Deferred Compensation in 2025	63

NEOs and other eligible employees who elected to participate in the Brighthouse Savings Plan during 2025 were credited under the Auxiliary Plan with a percentage of their eligible compensation beyond the Code’s compensation limit. The Company contribution, including both the matching and non-elective contribution, was determined using the same employee contribution rate up to 6% and Company contribution rate as applied under the Brighthouse Savings Plan. This Company contribution is credited to an account established for the employee under the nonqualified Auxiliary Plan. Auxiliary Plan balances are paid in a lump sum as soon as administratively practicable after termination of employment.

Amounts in the Auxiliary Plan are subject to the requirements of Section 409A of the Code (“Section 409A”). Payments to the top 50 highest-paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.

Employees may choose from a number of simulated investments for their Auxiliary Plan accounts. These simulated investments were similar to the core funds offered under the Brighthouse Savings Plan in 2025. Employees may change the simulated investments for new Company contributions to their Auxiliary Plan accounts at any time. The simulated investment return for each of the alternatives under the Auxiliary Plan for calendar year 2025 was as follows: Schwab Government Money Fund – Investor Shares (SNVXX), 4.03%; JP Morgan Core Bond R6 (JCBUX), 7.54%; Vanguard Inflation-Protected Securities Fund Admiral Shares (VAIPX), 6.87%; Vanguard Value Index Fund Institutional Shares (VIVIX), 15.29%; Vanguard Institutional Index Fund Institutional Shares (VINIX), 17.84%; Vanguard Mid-Cap Index Fund Institutional Shares (VMCIX), 11.67%; Vanguard Small Cap Index Fund Institutional Shares (VSCIX), 8.85%; Fidelity Nasdaq Composite Index (FNCMX), 21.11%; Fidelity Overseas Fund (FOSFX), 20.89%; Vanguard Emerging Markets Stock Fund Index Institutional (VEMIX), 24.79%; Cohen & Steers Real Estate Securities Fund, Inc. Class Institutional (CSDIX), 4.31%; American Funds 2010 Target Date Retirement Fund – Class R6 (RFTTX), 13.14%; American Funds 2015 Target Date Retirement Fund – Class R6 (RFJTX), 13.42%; American Funds 2020 Target Date Retirement Fund – Class R6 (RRCTX), 14.26%; American Funds 2025 Target Date Retirement Fund – Class R6 (RFDTX), 14.52%; American Funds 2030 Target Date Retirement Fund – Class R6 (RFETX), 15.72%; American Funds 2035 Target Date Retirement Fund – Class R6 (RFFTX), 17.17%; American Funds 2040 Target Date Retirement Fund – Class R6 (RFGTX), 19.50%; American Funds 2045 Target Date Retirement Fund – Class R6 (RFHTX), 20.42%; American Funds 2050 Target Date Retirement Fund – Class R6 (RFITX), 20.43%; American Funds 2055 Target Date Retirement

Fund – Class R6 (RFKTX), 20.74%; American Funds 2060 Target Date Retirement Fund – Class R6 (RFUTX), 20.77%; and American Funds 2065 Target Date Retirement Fund – Class R6 (RFVTX), 20.73%.

Voluntary Deferred Compensation Plan

The VDCP, a nonqualified deferred compensation plan, allows a select group of highly compensated employees the opportunity to defer between 10% and 50% of eligible base salary and from 10% to 70% of STI awards. Amounts deferred are notionally invested in investment tracking funds designated by the participant from those made available under the VDCP. Participants can elect to have deferred compensation accounts paid, or begin to be paid, in May of a specific year, which cannot be earlier than May of the third calendar year following the year the compensation was earned and may elect to receive distributions in either a single lump sum or up to 15 annual installments. In the event of a participant’s death before distributions commence or are completed, the participant’s account balance will be paid in a single lump sum to the participant’s beneficiary. No amendments can be made to the VDCP after a change of control that would decrease the amount in a participant’s deferred compensation account accrued under the VDCP as of the date of the change of control or modify the time or form of distributions under the VDCP. Amounts in the VDCP are subject to the requirements of Section 409A of the Code.

Employees may choose from a number of simulated investments for their VDCP accounts. Employees may change the simulated investments for contributions to their VDCP accounts at any time through the plan’s website. The simulated investment return for each of the alternatives under the VDCP for calendar year 2025 was as follows: Schwab Government Money Purchased (SNVXX), 4.03%; JP Morgan Core Bond R6 (JCBUX), 7.54%; Vanguard Inflation-Protected Securities Fund Admiral Shares (VAIPX),6.87%; Vanguard Value Index Fund Institutional Shares

2026 Proxy Statement | Brighthouse Financial

64	Compensation Tables — Potential Payments Upon Termination or Change in Control

(VIVIX), 15.29%; Vanguard Institutional Index Fund Institutional Shares (VINIX), 17.84%; Fidelity Nasdaq Composite Index (FNCMX), 21.11%; Vanguard Mid-Cap Index Fund Institutional Shares (VMCIX), 11.67%; Vanguard Small Cap Index Fund Institutional Shares (VSCIX), 8.85%; Fidelity Overseas Fund (FOSFX), 20.89%; Vanguard Emerging Markets Stock Fund Index Institutional (VEMIX), 24.79%; Cohen & Steers Real Estate Securities Fund, Inc. Class Institutional (CSDIX), 4.31%; and VanEck Global Resources Fund A (GHAAX), 36.11%.

Potential Payments Upon Termination or Change in Control

The following table sets forth, for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with a termination of employment under the circumstances described below on December 31, 2025 (the “Trigger Date”).

Name	Benefits and Payments	Trigger Events (1)
		Voluntary Termination (2)	Involuntary Not-for-Cause Termination (3)	Change of Control with no Termination (4)	Involuntary Not-for-Cause or Good Reason Termination After Change of Control (5)	Death (6)

Eric Steigerwalt	Base Salary		$1,050,000		$2,100,000
	Annual STI		$4,410,000		$6,615,000
	RSUs (7)	$4,659,049	$4,659,049	$4,659,049	$4,659,049	$4,659,049
	PSUs (8)	$16,129,406	$16,129,406	$16,129,406	$16,129,406	$16,129,406
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$39,738		$67,975
	Total	$20,788,455	$26,288,193	$20,788,455	$29,571,430	$21,138,455

Ed Spehar	Base Salary		$700,000		$1,400,000
	Annual STI		$2,100,000		$3,150,000
	RSUs (7)	$1,786,714	$1,786,714	$1,786,714	$1,786,714	$1,786,714
	PSUs (8)	$3,982,123	$3,982,123	$3,982,123	$3,982,123	$3,982,123
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$41,672		$71,843
	Total	$5,768,837	$8,610,509	$5,768,837	$10,390,680	$6,118,837

Myles Lambert	Base Salary		$700,000		$1,400,000
	Annual STI		$1,960,000		$2,940,000
	RSUs (7)		$1,232,241	$1,232,241	$1,232,241	$1,232,241
	PSUs (8)		$2,746,254	$2,746,254	$2,746,254	$2,746,254
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$41,672		$71,843
	Total	$0	$6,680,167	$3,978,495	$8,390,338	$4,328,495

Brighthouse Financial | 2026 Proxy Statement

Compensation Tables — Potential Payments Upon Termination or Change in Control	65

Name	Benefits and Payments	Trigger Events (1)
		Voluntary Termination (2)	Involuntary Not-for-Cause Termination (3)	Change of Control with no Termination (4)	Involuntary Not-for-Cause or Good Reason Termination After Change of Control (5)	Death (6)

Allie Lin	Base Salary		$590,000		$1,180,000
	Annual STI		$1,475,000		$2,212,500
	RSUs (7)		$956,689	$956,689	$956,689	$956,689
	PSUs (8)		$2,062,201	$2,062,201	$2,062,201	$2,062,201
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$38,057		$64,613
	Total	$0	$5,121,947	$3,018,890	$6,476,003	$3,368,890

John Rosenthal	Base Salary		$575,000		$1,150,000
	Annual STI		$2,242,500		$3,363,750
	RSUs (7)	$1,378,926	$1,378,926	$1,378,926	$1,378,926	$1,378,926
	PSUs (8)	$3,110,438	$3,110,438	$3,110,438	$3,110,438	$3,110,438
	Limited Death Benefit (11)					$4,641,134
	Supplemental Death Benefit (9)					$350,000
	Miscellaneous Payments (10)		$41,672		$71,843
	Total	$4,489,364	$7,348,536	$4,489,364	$9,074,957	$9,480,498

(1)

The table does not include termination for cause because such termination does not result in the NEO receiving any additional payments or benefits. “Cause” is defined as the NEO’s conviction or plea of nolo contendere to a felony; act of dishonesty or misconduct that results in, or is believed likely to result in, material damage to the Company’s business or reputation; or a material violation of a Company policy or agreement, where the violation played a role in the Company’s decision to terminate the NEO.

(2)

If an NEO voluntarily terminates employment after the NEO’s Rule of 65 Date (other than a termination for Cause): awards under the Employee Plan continue to vest on the same schedule as if the NEO remained employed with the Company. As of December 31, 2025, Messrs. Steigerwalt, Spehar, and Rosenthal have satisfied Rule of 65 conditions.

(3)

Under the terms of the Severance Plan, an NEO who is involuntarily terminated not for Cause would receive: (a) a lump sum equal to the sum of the NEO’s base salary plus the target STI award for the year of separation; (b) a lump sum in lieu of STI award payment equal to the prorated target STI award in the year of termination (plus, if the termination occurs before the prior year’s STI award was paid, a lump sum in lieu of STI award payment equal to the prior year’s STI award); and (c) a lump sum equal to 12 months of premiums at COBRA rates and executive outplacement services. Payment of these severance benefits is conditioned on the NEO’s execution of a separation agreement, waiver and general release within the required time period, and abiding by certain covenants, including those contained in the Agreement to Protect Corporate Property (the “ATPCP”), and non-interference with the Company’s business.

Treatment of outstanding equity awards is as provided in the Employee Plan and the applicable award agreement, whereby all RSUs and PSUs continue to vest on the same schedule as if the NEO remained employed with the Company. All NQSOs held by the NEOs were vested as of the Trigger Date.

2026 Proxy Statement | Brighthouse Financial

66	Compensation Tables — Potential Payments Upon Termination or Change in Control

(4)

If the Compensation and Human Capital Committee determines that an award under the Employee Plan will not be assumed or an alternative award will not be provided in connection with a change of control, all RSUs and PSUs would vest and become immediately payable at target, and unvested NQSOs (if any) would become immediately exercisable. This column assumes the awards were not assumed and alternative awards were not provided in connection with a change of control on the Trigger Date.

(5)

Under the terms of the Change of Control Plan, the NEO would receive severance payments if the NEO (i) is terminated involuntarily without Cause or (ii) discontinues their employment for “good reason”, in either case, within two years after a change of control, or upon the occurrence of a potential change of control, if the NEO is terminated involuntarily without Cause within six months prior to a change of control. In any of these events, the NEO would receive: (a) a lump sum equal to two times the sum of base salary plus the target STI award for the year of separation; (b) a lump sum in lieu of STI award payment equal to the prorated target STI award in the year of termination (plus, if the termination occurs before the prior year’s STI award was paid, a lump sum in lieu of STI award payment equal to the prior year’s STI award); and (c) a lump sum equal to 24 months of premiums at COBRA rates and 12 months of executive outplacement services. Payment of these severance benefits is conditioned on the NEO’s execution of a separation agreement, waiver and general release within the required time period, abiding by certain covenants, including those contained in the ATPCP, and non-interference with the Company’s business. The amounts reflected in this column do not account for potential reductions of payments or benefits under the Change of Control Plan due to the imposition of excise taxes under Section 4999 of the Code (“Section 4999”). In the event any payments or benefits under the Change of Control Plan, together with any other payments or benefits under other agreements, plans or arrangements, would subject an NEO to an excise tax under Section 4999, any such payments or benefits will be reduced to the extent necessary to avoid the imposition of the excise tax unless the NEO would be better off on an after-tax basis receiving all such payments and benefits.

Treatment of all equity awards is as provided in the Employee Plan and applicable award agreement, which provide that all RSUs and PSUs would immediately vest upon termination and be payable at target on the same schedule as if the NEO remained actively employed, and unvested NQSOs (if any) would become immediately exercisable.

(6)	In the event of an NEO’s termination due to death, RSUs and PSUs immediately vest and become payable at target, and unvested NQSOs (if any) become immediately exercisable.

(7)	The value of RSUs is calculated by multiplying the number of outstanding RSUs by the per share closing price on the Trigger Date, which was $64.79.

(8)	The value of PSUs is calculated at target payout by multiplying the number of PSUs awarded at target by the per share closing price on the Trigger Date, which was $64.79.

(9)

The Supplemental Death Benefit Only Plan offers a taxable single lump-sum death benefit payment to the designated beneficiary of any of Mr. Steigerwalt, Mr. Spehar, Mr. Lambert, Ms. Lin, and Mr. Rosenthal (NEOs who participate in the Supplemental Death Benefit Only Plan) should any of them die while employed with Brighthouse Services.

(10)	Includes payments for COBRA and executive outplacement services.

(11)	Limited Death Benefit Plan offers a one-time, final wage payment to Mr. Rosenthal (the only NEO who participated in MetLife’s Auxiliary Retirement Plan).

Brighthouse Financial | 2026 Proxy Statement

Compensation Tables — Equity Compensation Plan Information as of December 31, 2025; CEO Pay Ratio	67

Equity Compensation Plan Information as of December 31, 2025

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (1) (a)	Weighted- average exercise price of outstanding options, warrants, and rights (2) (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3) (c)

Equity compensation plans approved by security holders	2,443,312	$53.47	2,744,480

Equity compensation plans not approved by security holders	0	0	0

Total	2,443,312		2,744,480

(1)

Represents the number of underlying shares associated with outstanding NQSOs (166,769), RSUs (514,891) and PSUs (1,674,258), assuming the maximum number of PSUs will be earned under the Employee Plan, and RSUs (87,394) under the Director Plan.

(2)	Represents the weighted-average exercise price of outstanding options only.

(3)

The shares authorized in the following plans are available for future issuance: Employee Plan – 1,974,829 (out of 7,910,000, assuming the maximum number of PSUs will be earned); Director Plan – 162,842 (out of 400,000); and Brighthouse Financial Employee Stock Purchase Plan – 606,809 (out of 1,200,000). As of December 31, 2025, no shares were subject to an outstanding right to purchase under the Brighthouse Financial Employee Stock Purchase Plan.

CEO Pay Ratio

We have calculated the reasonably estimated ratio of the CEO’s 2025 compensation to the median of the annual total compensation of all employees using the same method we used in our 2024 and 2025 proxy statements with respect to compensation in 2023 and 2024, respectively.

Identification of Median Employee. To identify our median employee for the 2025 pay ratio calculation, we first calculated the total target cash compensation for all employees (excluding the CEO) who were employed by Brighthouse Financial (or its affiliates) as of December 31, 2025, where total target cash compensation equals base salary plus target short-term incentive or cash sales incentives, which have been annualized for employees who were employed by Brighthouse Financial (or its affiliates) for less than the full year. We then used the median total target cash compensation to identify the median employee.

Pay Ratio. After identifying the median employee, we calculated the median employee’s compensation in accordance with rules governing computation of the CEO’s pay in the Summary Compensation Table. The median of the annual total compensation of all employees of our Company (other than our CEO) was $151,894 for the year ended December 31, 2025, and the total compensation of our CEO, as reported in the Summary Compensation Table, was $10,461,127. Based on this information, for 2025 the reasonably estimated ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 69 to 1.

The ratio and total compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee and determine that employee’s total compensation, the composition and location of the workforce, and other factors may vary significantly among companies.

2026 Proxy Statement | Brighthouse Financial

68	Pay versus Performance

Pay versus Performance
The following table sets forth pay versus performance (“
PVP
”) information for 2021 through 2025:

Pay Versus Performance

Year (1)	Summary Compensation Table Total for Principal Executive Officer (PEO)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in millions) (4)	Net Cash Flow to the Holding Company (in millions) (5)
					Total Shareholder Return	Peer Group Total Shareholder Return (3)

2025	$10,461,127	$13,490,199	$3,316,499	$3,974,894	$178.95	$201.00	$331	$—

2024	$10,068,833	$8,018,342	$3,068,280	$2,657,805	$122.46	$171.87	$286	$(100)

2023	$10,005,985	$11,442,022	$3,165,429	$3,407,317	$134.90	$142.87	$(1,214)	$350

2022	$9,750,186	$6,721,609	$3,245,624	$2,735,369	$130.69	$136.53	$3,775	$38

2021	$7,914,025	$12,615,385	$2,851,864	$3,881,547	$132.04	$123.73	$1,554	$594

(1)
The principal executive officer (“
PEO
”) for all years shown was Mr. Steigerwalt. The
non-PEO
NEOs consist of the following individuals: for 2021, Mr. Spehar, Ms. Christine DeBiase (our former Executive Vice President, Chief Administrative Officer and General Counsel), Mr. Conor Murphy (our former Chief Operating Officer), and Mr. Rosenthal; for 2022, Mr. Spehar, Ms. Huss, Mr. Lambert, Mr. Rosenthal, and Mr. Murphy; for 2023, Mr. Spehar, Ms. Huss, Mr. Lambert, and Mr. Rosenthal; and, for 2024 and 2025, Mr. Spehar, Mr. Lambert, Ms. Lin, and Mr. Rosenthal.

(2)
Fair value or change in fair value, as applicable, of equity awards was determined as follows: (1) for RSUs, the per share closing price on the applicable year-end
date or, in the case of awards that vested during the year, the per share closing price on such vesting date; (2) for PSUs without the rTSR Modifier, the same valuation methodology as RSUs, except year-end
values are multiplied by the probability of achievement as of each such date; (3) for PSUs with the rTSR Modifier, the same valuation methodology as RSUs, except year-end
values are multiplied by the probability of achievement as of each such date and a Monte Carlo simulation is performed that considers the Company’s projected rTSR relative to the rTSR Comparator Group, as well as other inputs; and (4) for stock options, a Black-Scholes value as of the applicable year-end
or vesting date, determined based on the same methodology used to determine grant date fair value but using the per share closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the remaining life of the award (as all stock options were out-of-the-money)
and using volatility and risk-free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%.

For Compensation Actually Paid (“
CAP
”) calculations that are based on
year-end
stock prices, the following prices were used: 2025: $64.79 (34.9% increase from prior year); 2024: $48.04 (9% reduction from prior year); 2023: $52.92 (3% increase from prior year); 2022: $51.27 (1% reduction from prior year); and 2021: $51.80 (43% increase from prior year).

Brighthouse Financial
| 2026 Proxy
Statement

Pay versus Performance	69

The following table sets forth the deductions from and additions to Summary Compensation Table (“ SCT ”) total compensation to calculate CAP to our PEO and non-PEO NEOs during 2025 in the PVP Table:

	PEO	Average Non-PEO

Total Reported in 2025 Summary Compensation Table (SCT)	$10,461,127	$3,316,499

Less, value of Equity Awards reported in SCT	(6,562,473)	(1,435,820)

Plus, Fair Value of Current Year Equity Awards at 12/31/25	5,828,720	1,317,140

Plus, Change in Value of Prior Year Equity Awards Unvested as of 12/31/25	2,814,536	582,221

Plus, Change in Value of Prior Year Equity Awards that Vested at 2025	948,289	194,854

Compensation Actually Paid for Fiscal Year 2025	$13,490,199	$3,974,894

(3)
Peer group Total Shareholder Return (“
TSR
”) reflects the S&P 500 Life & Health Insurance Index, which is the published industry index used in our 2025 Form
10-K.
Each year reflects the cumulative return of $100 as if invested on December 31, 2019, including reinvestment of any dividends.

(4)
Effective as of January 1, 2023, the Company adopted ASU
2018-12,
Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts (“
LDTI
”). LDTI was applied to the earliest period reported in our 2023 financial statements, making the transition date January 1, 2021. Accordingly, net income (loss) for 2021 and 2022 have been recast to reflect the adoption of LDTI. See our 2023 Form
10-K
for additional information, in particular Notes 1 and 2 of the Notes to the Consolidated Financial Statements.

(5)	Represents net capital distributions from Brighthouse Financial’s operating companies in each fiscal year.
Compensation Measures
The following performance measures reflect the Company’s most important performance measures used by the Company in 2025 to link CAP to Company performance, as further described and defined in the
Compensation Discussion and Analysis
. Corporate Expenses, Annuity Sales, Life Sales and Normalized Statutory Earnings are metrics for the 2025 STI awards, and Net Cash Flow to the Holding Company and Statutory Expense Ratio are PSU metrics in our LTI program, For more information on the 2025 STI awards, PSU Awards and actual payouts for each NEO, see “
Compensation Discussion and Analysis – Section 2 – 2025 Executive Compensation Program
.”

Most Important Performance Measures for 2025

Corporate Expenses	Normalized Statutory Earnings

Annuity Sales	Net Cash Flow to the Holding Company

Life Sales	Statutory Expense Ratio
Graphical Relationship Disclosure
The following graphs and narratives describe the relationship for each year in the PVP Table between PEO CAP and average non-PEO
NEO CAP for the metrics included in the PVP Table. We believe the CAP in each year reported above and over the five-year cumulative period are reflective of the Company’s
“pay-for-performance”
philosophy. CAP during the measurement periods fluctuated year-over-year, primarily due to changes in our share price and our performance against pre-established
goals under our STI and LTI programs, including our company-selected measure of Net Cash Flow to the Holding Company.

2026 Proxy Statement |
 Brighthouse Financial

70	Pay versus Performance

CAP vs. Company TSR and Peer Group (S&P 500 Life & Health Insurance Index) TSR

There is general alignment of CAP with Company TSR, as a significant portion of our PEO’s and non-PEO NEOs’ compensation is equity-based.

CAP vs. Net Income (Loss)

The Company’s strategy is focused primarily on statutory results, and incentive compensation metrics do not include this GAAP metric.

GAAP net income (loss) therefore will not necessarily align with CAP on a year-by-year
basis, or over time.

CAP vs. Net Cash Flow to the Holding Company

Net Cash Flow to the Holding Company, which is one of the PSU metrics in our LTI program, is measured cumulatively over three years and therefore may not consistently align with CAP, which is measured on an annual basis.

Brighthouse Financial
| 2026 Proxy Statement

Certain Relationships and Related Person Transactions	71

Certain Relationships and Related Person Transactions

Related Person Transaction Approval Policy

The Board has adopted a written related person transaction approval policy pursuant to which our Nominating and Corporate Governance Committee, or for so long as any member of such committee is not an independent director, a committee of the Board consisting of the independent members of the Nominating and Corporate Governance Committee, will review and approve or take such other action as it may deem appropriate with respect to certain transactions.

A “Related Person” is a Director, Director nominee, Executive Officer, or holder of more than 5% of our outstanding shares, immediate family members of the foregoing, or any entity in which any of the foregoing people holds a beneficial ownership interest of 10% or more. A “Related Person Transaction” is any transaction, arrangement, or relationship of $120,000 or more in a fiscal year in which Brighthouse Financial is a participant and the Related Person has a direct or indirect material interest. Under the Related Person Transaction Approval Policy, the Nominating and Corporate Governance Committee reviews the Related Person Transaction in question to determine whether it is inconsistent with Brighthouse Financial’s best interests. If the Nominating and Corporate Governance Committee determines that the Related Person Transaction is not inconsistent with Brighthouse Financial’s best interests, then it may approve or ratify the Related Person Transaction.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of shares beneficially owned as of the Record Date by each of the Directors and NEOs of Brighthouse Financial, as well as all the Directors and executive officers as a group.

Shares beneficially owned include, to the extent applicable to a Director, NEO, or executive officer:

•	securities held in each individual’s name;
•	securities held by a broker for the benefit of the individual;
•	securities to which the individual has the right to acquire beneficial ownership within the following 60 days; and
•	other securities for which the individual may directly or indirectly have or share voting power or investment power (including the power to direct the disposition of the securities).

The address of each beneficial owner presented in the following table is c/o Brighthouse Financial, Inc., 11225 North Community House Road, Charlotte, North Carolina 28277.

Beneficial Owners	Number of Shares Beneficially Owned (1, 2)	Percentage of Our Common Stock Outstanding

Myles Lambert	54,125	*

Allie Lin	15,462	*

John Rosenthal	113,902	*

Ed Spehar	64,413	*

Eric Steigerwalt (3)	466,778	*

Chuck Chaplin	54,454	*

Stephen Hooley	20,716	*

2026 Proxy Statement | Brighthouse Financial

72	Certain Relationships and Related Person Transactions

Beneficial Owners	Number of Shares Beneficially Owned (1, 2)	Percentage of Our Common Stock Outstanding

Michael Inserra	7,234	*

Carol Juel	15,547	*

Eileen Mallesch	25,422	*

Diane Offereins	28,634	*

Paul Wetzel (4)	28,643	*

Lizabeth Zlatkus	7,234	*

All Directors, Director nominees and executive officers as a group (14 persons)	935,920	1.6%

*	Indicates that the percentage of beneficial ownership does not exceed 1%.

(1)

Includes shares that the current executive officers have the right to acquire within 60 days of April 6, 2026, through the exercise of underlying options as follows: Ms. Huss, 6,526; Mr. Lambert, 15,816; Mr. Rosenthal, 22,522; and Mr. Steigerwalt, 92,137.

(2)

Includes RSUs granted to Directors that will vest within 60 days of April 6, 2026, as follows: Mr. Chaplin, 4,556 RSUs; Mr. Hooley, 2,837 RSUs; Mr. Inserra, 2,837 RSUs; Ms. Juel, 2,837 RSUs; Ms. Mallesch, 2,837 RSUs; Ms. Offereins, 2,837 RSUs; Mr. Wetzel, 2,837 RSUs; and Ms. Zlatkus, 2,837 RSUs.

(3)	Includes 1,801 shares held in a joint tenancy account with Mr. Steigerwalt’s spouse.

(4)	Includes 9 shares held by Mr. Wetzel’s spouse.

Following are the only persons known to us to be the beneficial owners of more than 5% of any class of our voting securities. The percentages owned are based on 57,440,926 shares outstanding as of April 6, 2026.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Our Common Stock Outstanding

BlackRock, Inc. (1) 55 East 52nd Street New York, NY 10055	6,231,087	10.8%

Dimensional Fund Advisors LP (2) 6300 Bee Cave Road, Building One Austin, TX 78746	3,415,210	5.9%

(1)

Based on a Schedule 13G/A filed with the SEC on January 24, 2024, by BlackRock, Inc., reporting beneficial ownership as of December 29, 2023, with sole voting power with respect to 6,023,450 of the shares, sole dispositive power with respect to 6,231,087 of the shares, and no shared voting power and no shared dispositive power with respect to any of the shares.

(2)

Based on a Schedule 13G filed with the SEC on February 9, 2024, by Dimensional Fund Advisors LP, reporting beneficial ownership as of December 31, 2023, with sole voting power with respect to 3,360,436 of the shares, sole dispositive power with respect to 3,415,210 of the shares, and no shared voting power and no shared dispositive power with respect to any of the shares.

Brighthouse Financial | 2026 Proxy Statement

Certain Relationships and Related Person Transactions	73

In addition, The Vanguard Group previously reported on Amendment No. 10 to Schedule 13G filed with the SEC on February 13, 2024 its beneficial ownership of 6,556,875 shares, which would have represented approximately 11.4% of our outstanding common stock as of the Record Date. Based on Amendment No. 11 to Schedule 13G filed with the SEC on March 26, 2026, by The Vanguard Group, reporting beneficial ownership of 0 shares, The Vanguard Group, Inc. went through an internal realignment. As a result, certain of its subsidiaries or business divisions of its subsidiaries that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc. will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc., and The Vanguard Group, Inc. no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions.

From time to time, we may engage in ordinary course transactions with an entity or affiliate of an entity that is the beneficial owner of more than 5% of our outstanding common stock. For example, we have engaged a select group of experienced external asset management firms, including BlackRock, pursuant to several investment management agreements, to manage the investment of the assets comprising our general account portfolio and the assets of the Company. Certain separate accounts of our insurance subsidiaries invest in the investment companies advised or sub-advised by BlackRock, Vanguard, and Dimensional Fund Advisors. In addition, we use BlackRock’s portfolio management software to manage certain of our investment activities. All of our transactions with these greater than 5% holders and their affiliates were arm’s length transactions entered into in the ordinary course of business, with management and other fees based on the prevailing rates for non-related persons. In addition, on May 27, 2020, we announced that BlackRock selected Brighthouse Financial as one of two insurers to help deliver LifePath Paycheck™, an investment solution being developed by BlackRock. As of December 31, 2025, Brighthouse Financial’s account value associated with LifePath Paycheck was $569 million. The Nominating and Corporate Governance Committee has approved this transaction in accordance with our Related Person Transaction Approval Policy.

2026 Proxy Statement | Brighthouse Financial

74	The Annual Meeting, Voting, and Other Information

The Annual Meeting, Voting, and Other Information

Overview

Our Board is soliciting proxies in connection with our Annual Meeting. Under SEC rules, when the Board asks you for your proxy, it must provide you with a proxy statement and certain other materials (including an annual report to stockholders) containing certain required information. These materials will be first made available, sent, or given to stockholders on April 14, 2026.

The “Proxy Materials” include:

•	this Proxy Statement;
•	a notice of our 2026 Annual Meeting of Stockholders (which is attached to this Proxy Statement); and
•	our 2025 Annual Report.

If you received printed versions of these materials by mail (rather than through electronic delivery), these materials also include a proxy card or voting instruction form. If you received or accessed these materials via the internet, your proxy card or voting instruction form is available to be filled out and executed electronically.

Attending the Annual Meeting

Brighthouse Financial will hold its Annual Meeting solely by means of remote communication via the internet (a “virtual meeting”). All stockholders as of the Record Date of April 6, 2026 will be able to attend, vote, and participate in the meeting by remote communication.

Date and Time

Tuesday, June 2, 2026, at 8:00 a.m., Eastern Time

Annual Meeting Website

For admission to the Annual Meeting, please log on to our annual meeting website at www.virtualshareholdermeeting.com/BHF2026.

Who May Attend

Only holders of shares as of the Record Date, or their authorized representatives or proxies, may attend and participate in the Annual Meeting. Any person who was not a stockholder as of the Record Date may attend the Annual Meeting as an observer, but will not be able to vote or ask questions.

How to Attend the Annual Meeting

For admission to the Annual Meeting, please log on to our annual meeting website at www.virtualshareholdermeeting.com/BHF2026.

The virtual meeting platform is supported across various browsers and devices. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting.

We encourage you to access the Annual Meeting prior to the start time to allow ample time for online check-in. The website will be open for check-in beginning at 7:30 a.m., Eastern Time, on the date of the Annual Meeting.

If you experience any difficulties accessing the Annual Meeting website or at any time during the Annual Meeting, please call the technical support number posted on www.virtualshareholdermeeting.com/BHF2026.

Brighthouse Financial | 2026 Proxy Statement

The Annual Meeting, Voting, and Other Information	75

To attend and participate in the Annual Meeting online, you will need your “Control Number.” The Control Number is a 16-digit number that you can find in the Notice of Internet Availability (if you received proxy materials via electronic delivery), proxy card (if you are a stockholder of record who received proxy materials by mail), or voting instruction form (if you are a beneficial owner who received proxy materials by mail). Beneficial owners who do not have a control number should follow the instructions provided on the voting instruction form or otherwise provided by your bank, broker, or other nominee.

If you do not have your Control Number, you will be able listen to the Annual Meeting webcast as an observer, but you will not be able to vote or to ask questions.

How to Participate in the Annual Meeting

To encourage stockholder participation in the virtual meeting format of the Annual Meeting, we have adopted the following practices.

Rules of Conduct. We will post to the Annual Meeting website the “Rules of Conduct,” which will address the rules for participating in the Annual Meeting, including the types of questions that will be allowed, how we will respond to the questions, and the number of questions allowed per stockholder.

Stockholders are encouraged to ask questions. Stockholders who wish to submit a question in advance may do so from April 14, 2026, to June 1, 2026, at www.ProxyVote.com, by entering your Control Number and clicking on “Question for Management.” Stockholders also may submit questions live during the Annual Meeting by logging in to the Annual Meeting at www.virtualshareholdermeeting.com/BHF2026 with your Control Number and typing your question into the “Ask a Question” field.

During the meeting, we will address as many appropriate stockholder-submitted questions as we are able. As soon as practicable, we will post responses to appropriate questions that we were not able to address during the Annual Meeting on our website at http://investor.brighthousefinancial.com.

Availability of Recording. A recording of the Annual Meeting will be available to the public on our Annual Meeting website at www.virtualshareholdermeeting.com/BHF2026 until our 2027 annual meeting of stockholders.

Technical Support. If you experience any technical difficulties accessing the Annual Meeting website or at any time during the Annual Meeting, please call the technical support number posted on www.virtualshareholdermeeting.com/BHF2026.

Directors’ Attendance at the Annual Meeting

Directors are expected to attend all annual meetings of stockholders. This year, our Directors will participate in our virtual meeting via remote communication. All current Directors serving at the time of our 2025 Annual Meeting attended that meeting.

Shares Outstanding and Holders of Record Entitled to Vote at the Annual Meeting

There were 57,440,926 shares outstanding as of the close of business on the Record Date of April 6, 2026. All stockholders of record of shares at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share outstanding as of the Record Date is entitled to one vote on each matter to be voted upon at the Annual Meeting.

Your Vote is Important

The Board requests that you submit a proxy to vote your shares as soon as possible. Your voting instructions are confidential and will not be disclosed to persons other than those recording the vote, except if you make a written comment on the proxy card, otherwise communicate your vote to management, or authorize such disclosure.

2026 Proxy Statement | Brighthouse Financial

76	The Annual Meeting, Voting, and Other Information

Quorum Requirement

The holders of a majority of the shares outstanding as of the Record Date must be present in person or by proxy to constitute a quorum to conduct the Annual Meeting. Shares for which valid proxies are delivered or that are held of record by a stockholder who attends the Annual Meeting in person will be considered part of the quorum. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjourned meeting. Shares for which abstentions and “broker non-votes” (explained below) occur are counted as present and entitled to vote at the meeting for purposes of determining whether a quorum is present.

Voting Your Shares

Stockholders of Record

If your shares are registered in your name with our transfer agent, Computershare, you are a “stockholder of record” of those shares.

You may submit a proxy to vote your shares in advance of the Annual Meeting by any of the following means:

Internet
Please log on to www.ProxyVote.com and submit a proxy to vote your shares by 11:59 p.m., Eastern Time, on Monday, June 1, 2026.

Telephone
Please call 1-800-690-6903 to submit a proxy to vote your shares until 11:59 p.m., Eastern Time, on Monday, June 1, 2026.

Mail
If you received printed copies of the proxy materials and prefer to submit a proxy to vote your shares by mail, please complete, sign, date, and return your proxy card by mail so that it is received by Brighthouse Financial, Inc., c/o Broadridge Financial Solutions, Inc., prior to the Annual Meeting.

You may also attend and vote at the Annual Meeting.

Annual Meeting
You may attend the Annual Meeting virtually and cast your vote at www.virtualshareholdermeeting.com/BHF2026.

These instructions appear on your Notice or proxy card. If you submit a proxy via the internet or by telephone, please have your Notice or proxy card available for reference when you do so. If you submit a proxy via the internet or by telephone, please do not mail in your proxy card.

For stockholders of record, proxies submitted by mail, via the internet, or by telephone will be voted by the individuals named on the proxy card in the manner you indicate. If you execute, date, and deliver a proxy card but do not specify how your shares are to be voted, the proxies will vote as recommended by the Board of Directors on all matters on the agenda for the Annual Meeting (see “Proposals for Your Vote”) and will use their discretion with respect to any other matters properly presented for a vote at our Annual Meeting or any postponement or adjournment thereof.

Beneficial Owners or Holders in Street Name

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are a holder of shares in “street name” or a “beneficial owner.” The organization holding your account will provide you with proxy materials. As the beneficial owner, you have the right to direct the organization how to vote the shares held in your account. You may submit voting instructions by following the directions provided to you by your broker, bank, or nominee. You may also vote by attending the Annual Meeting at www.virtualshareholdermeeting.com/BHF2026 and using your Control Number.

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The Annual Meeting, Voting, and Other Information	77

If you are a holder of shares in street name and you do not submit voting instructions to your broker, bank, or other intermediary, the intermediary generally may vote your shares in its discretion only on routine matters. Intermediaries do not have discretion to vote their clients’ shares on non-routine matters in the absence of voting instructions from the beneficial owner. At the Annual Meeting, only Proposal 2 (ratification of the independent registered public accounting firm) is considered routine and may be voted upon by the intermediary if you do not submit voting instructions.

All other proposals on the Agenda for the Annual Meeting are non-routine matters, and intermediaries may not use their discretion to vote on these proposals in the absence of voting instructions from you. These “broker non-votes” will not affect the outcome of the vote with respect to Proposals 1 and 3. There will be no broker non-votes associated with Proposal 2, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your shares are held in street name and you do not give your bank or broker instructions on how to vote, your shares will be voted by the broker in its discretion on Proposal 2.

Voting by Participants in Retirement Plan

Charles Schwab Bank is the trustee for the portion of the New England Life Insurance Company Agents’ Retirement Plan and Trust which is invested in the Brighthouse Financial Frozen Stock Fund. As trustee, Charles Schwab Bank will vote the shares in this plan in accordance with the voting instructions given by plan participants to the trustee. Charles Schwab Bank will distribute voting instruction forms to plan participants. The trustee must receive the voting instruction of a plan participant no later than 12:00 p.m., Eastern Time, on Friday, May 29, 2026. The trustee will generally vote the shares held by the plan for which it does not receive voting instructions in the same proportion as the shares held by the plan for which it does receive voting instructions.

Changing Your Vote or Revoking Your Proxy

If you are a stockholder of record and wish to revoke or change your proxy instructions, you must either (1) submit a later-dated proxy via the internet or by telephone, by 11:59 p.m., Eastern Time, on Monday, June 1, 2026; (2) sign, date, and deliver a later-dated proxy card so that it is received before the Annual Meeting; (3) submit a written revocation; (4) send a notice of revocation via the internet at www.ProxyVote.com; or (5) attend the Annual Meeting and vote your shares. If you hold your shares in street name, you must follow the directions of your broker, bank, or other intermediary to revoke your voting instructions.

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78	The Annual Meeting, Voting, and Other Information

Vote Required for Each Proposal

Proposal 1 – Election of nine (9) Directors each to serve a one-year term ending at the 2027 Annual Meeting

Voting Options: FOR, AGAINST, or ABSTAIN

Board Recommendation: FOR each of the Company’s nominees

Vote Required: Majority of the votes cast. Any nominee who fails to receive a majority of the votes cast with respect to such nominee’s election must promptly tender his or her resignation to the Board following certification of the election results. Within 100 days following the certification of the election results, the Board will decide whether to accept the resignation and will publicly disclose its decision regarding the resignation within 110 days following certification of the election results.

Effect of Abstentions: No effect

Effect of Broker Non-Votes: No effect

Proposal 2 – Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2026

Voting Options: FOR, AGAINST, or ABSTAIN

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter

Effect of Abstentions: Same effect as a vote AGAINST the proposal

Effect of Broker Non-Votes: There will be no broker non-votes associated with this proposal, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your shares are held in “street name” and you do not give your bank or broker instructions on how to vote, your shares will be voted by the broker in its discretion.

Proposal 3 – Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers

Voting Options: FOR, AGAINST, or ABSTAIN

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter

Effect of Abstentions: Same effect as a vote AGAINST the proposal

Effect of Broker Non-Votes: No effect

Matters to be Presented

We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matter not described in this Proxy Statement is properly presented at the Annual Meeting, unless otherwise provided, the proxies will use their own judgment to vote your shares. If the Annual Meeting is adjourned or postponed, the proxies can vote your shares at the adjournment or postponement.

Delivery of Proxy Materials

Notice and Access

We are using “notice and access” procedures to distribute our proxy materials to our stockholders. This method reduces the cost and environmental impact of producing proxy materials and mailing them to stockholders. In accordance with “notice and access” procedures, we are mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to stockholders. The Notice includes instructions on how to access the materials over the internet and how to request a paper or e-mail copy. The Notice further provides instructions on how stockholders may elect to receive proxy materials

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The Annual Meeting, Voting, and Other Information	79

in the future in printed form or by e-mail. To select a method of delivery while voting is open, stockholders of record may follow the instructions when voting online at www.ProxyVote.com. At any time, you may also choose your method of delivery of Brighthouse Financial proxy materials by visiting https://enroll.icsdelivery.com/BHF. If you own shares indirectly through a broker, bank, or other intermediary, please contact the intermediary for additional information regarding delivery options.

Stockholders of record will have the Notice or proxy materials delivered directly to their mailing address or electronically if they have previously consented to that delivery method.

Holders of shares in street name will have the proxy materials or the Notice forwarded to them by the intermediary that holds the shares.

Eliminating Duplicative Proxy Materials

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying upon SEC rules that permit us to deliver only one set of proxy materials to multiple stockholders who share an address and last name (known as “householding”), unless we receive contrary instructions from any stockholder at that address. All stockholders sharing an address and last name may receive one copy of the Proxy Statement and one copy of the 2025 Annual Report in a single envelope, along with individual proxy cards or individual Notices for each stockholder. If you are a stockholder who shares an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge, either by calling toll-free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

Proxy Solicitation Costs

We have engaged Innisfree M&A Incorporated to act as our proxy solicitor and have agreed to pay it approximately $20,000 plus reasonable expenses for such services. We will also reimburse brokers, banks, and other intermediaries and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners.

Vote Tabulation

Votes will be tabulated by Broadridge.

Inspector of Election

The Board has appointed a representative of Broadridge as Inspector of Election for the Annual Meeting.

Results of the Vote

We expect to announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the Annual Meeting. If only preliminary voting results are available for reporting in the Form 8-K, the Company will amend the Form 8-K to report final voting results within four business days after the final voting results are known.

Pending Merger

On November 6, 2025, Brighthouse Financial entered into the Merger Agreement under which an affiliate of Aquarian, a diversified global holding company with a strategic portfolio of insurance and asset management solutions, will acquire Brighthouse Financial. The Merger Agreement was adopted by Brighthouse Financial’s stockholders at a

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80	The Annual Meeting, Voting, and Other Information

special meeting held on February 12, 2026. The Merger is expected to close in 2026 and is subject to the satisfaction of customary closing conditions, including receipt of insurance regulatory approvals. The Merger is not conditioned on the results of the Annual Meeting.

Other Information

Proposals for the 2027 Annual Meeting of Stockholders

Proposals for inclusion in our proxy statement

A stockholder who wishes to present a proposal for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8 must submit such proposal to the Corporate Secretary at our principal executive offices. Proposals must be received no later than the close of business on December 31, 2026, or such other date that we announce in accordance with SEC rules and our Bylaws. Proposals must comply with all requirements of Exchange Act Rule 14a-8. Submitting a proposal does not guarantee its inclusion, which is governed by SEC rules and other applicable requirements.

Other stockholder proposals and director nominations

Under the notice provision of our Bylaws, for director nominations or other business to be properly brought before an annual meeting by a stockholder where such nominations or business is not to be included in our proxy statement, the stockholder must deliver notice in writing to our Corporate Secretary, at our principal executive offices, not later than the close of business on March 4, 2027, nor earlier than February 2, 2027. The notice must contain the notice and informational requirements described under Article II, Section 11 of our Bylaws and applicable SEC rules. The chairman of the meeting may refuse to acknowledge or introduce any stockholder nomination or business if it was not timely submitted or does not otherwise comply with our Bylaws.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by Brighthouse Financial under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Audit Committee” (to the extent permitted by SEC rules) and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

Annual Report on Form 10-K

Upon written request, we will provide to stockholders, without charge, a copy of our 2025 Form 10-K, including financial statements and financial statement schedules, but without exhibits. We will also furnish to requesting stockholders any exhibit to the 2025 Form 10-K upon the payment of reasonable expenses incurred by us in furnishing such exhibit. Requests should be directed to Brighthouse Financial Investor Relations at our principal executive offices or by emailing your request to investor.relations@brighthousefinancial.com. Our 2025 Form 10-K, along with all of our other SEC filings, may also be accessed at http://investor.brighthousefinancial.com by selecting “Financial Information” and “SEC Filings,” or at the SEC’s website at www.sec.gov.

Stockholder List

A list of the stockholders as of the Record Date will be available for inspection by stockholders from May 22, 2026, to June 1, 2026, during ordinary business hours at our principal executive offices.

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The Annual Meeting, Voting, and Other Information	81

Principal executive offices

The address of our principal executive offices is Brighthouse Financial, Inc., 11225 North Community House Road, Charlotte, NC 28277.

Communicating with our Board

Our Corporate Governance Principles provide a process for stockholders to send communications to the Board. Stockholders may contact an individual Director, the Board as a group, or a specified Committee or group, including the Independent Directors as a group, by mailing such communications to:

Brighthouse Financial, Inc.

Attn: Office of the Corporate Secretary

11225 North Community House Road

Charlotte, NC 28277

Each communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. As described in our Corporate Governance Principles, the Corporate Secretary will log and review each communication before forwarding it to the addressee. The Corporate Secretary will not forward items that are determined, in his or her sole discretion, to be unrelated to the duties and responsibilities of the Board (e.g., communications that are primarily commercial in nature, resumes and other forms of job inquiries, survey requests, invitations to conferences, personal grievances, etc.). For communications that are not forwarded to the addressee, the Corporate Secretary will determine, in his or her sole discretion, the most appropriate way to respond to such communications, if at all.

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82	Forward-Looking Statements; Website References

Forward-Looking Statements

This Proxy Statement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe,” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to the completion of the pending Merger, future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties, and other factors identified in Brighthouse Financial’s most recent Annual Report on Form 10-K, particularly in the sections entitled “Note Regarding Forward-Looking Statements and Summary of Risk Factors,” “Risk Factors,” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and Brighthouse Financial does not undertake any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Website References

Information contained on or connected to any website referenced in this Proxy Statement is not incorporated by reference in this Proxy Statement or in any other report or document we file with the SEC, and any website references are intended to be inactive textual references only, unless expressly noted. We routinely use our Investor Relations website to provide presentations, press releases, our insurance subsidiaries’ statutory filings, and other information that may be deemed important or material to investors. Accordingly, we encourage investors and others interested in the Company to review the information that we share at http://investor.brighthousefinancial.com. In addition, our Investor Relations website allows interested persons to sign up to automatically receive e-mail alerts when we make filings with the SEC.

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Other Financial Disclosures	83

Other Financial Disclosures

Combined RBC Ratio

Combined RBC Ratio reflects the aggregate risk-based capital (“RBC”) ratio of our insurance subsidiaries, defined as aggregate total adjusted capital of our insurance subsidiaries divided by the total of their respective company action level RBCs (which in turn is defined as the minimum amount of statutory capital and surplus set by the NAIC needed for an insurance company to support its operations, based on its size and risk profile). Combined RBC ratio is an internal metric used by the Company to manage the risk associated with its insurance products through our risk management strategy; it is not a metric required or used by regulators.

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.

Conditional Tail Expectation (“CTE”)

A statistical tail risk measure used to assess the adequacy of assets supporting variable annuity contract liabilities, which is calculated as the average amount of total assets required to satisfy obligations over the life of the contract or policy in the worst “x%” of scenarios. Represented as CTE (100 less x). Example: CTE70 represents the worst thirty percent of scenarios and CTE98 represents the worst two percent of scenarios.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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84	Other Financial Disclosures

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance subsidiaries’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses) before capital gains tax (excluding gains (losses) and taxes transferred to the interest maintenance reserve), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, which are calculated at CTE70, and (iii) pre-tax unrealized gains (losses) associated with our variable annuities and Shield hedges, net of reinsurance, and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Brighthouse Financial | 2026 Proxy Statement

Brighthouse Financial
11225 North Community House Road
Charlotte, NC 28277
© 2026 BRIGHTHOUSE FINANCIAL, INC.

BRIGHTHOUSE FINANCIAL, INC. 11225 N COMMUNITY HOUSE RD CHARLOTTE, NC 28277 ANNUAL MEETING INFORMATION SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET In Advance of the Annual Meeting - Go to www.ProxyVote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59 p.m., Eastern Time on June 1, 2026. Have your Proxy Card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Annual Meeting - Go to www.virtualshareholdermeeting.com/BHF2026 To attend the virtual annual meeting and cast your vote live, visit our annual meeting website. Have the number that is printed in the box marked by the arrow on this Proxy Card available and then follow the instructions. There will be no physical location at which stockholders may attend the meeting. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions by 11:59 p.m., Eastern Time on June 1, 2026. Have your Proxy Card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your Proxy Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW WITH AN X IN BLUE OR BLACK INK AS FOLLOWS: IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN V91615-P48695 KEEP THIS PORTION FOR YOUR RECORDS THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE. DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BRIGHTHOUSE FINANCIAL, INC. The Board of Directors recommends a vote FOR each of the Director nominees listed, and FOR Proposals 2 and 3. 1. Election of nine (9) Directors each to serve a one-year term ending at the 2027 Annual Meeting of Stockholders Nominees: For Against Abstain For Against Abstain 1a. C. Edward (“Chuck”) Chaplin 1b. Stephen C. Hooley 1c. Michael J. Inserra 1d. Carol D. Juel 1e. Eileen A. Mallesch 1f. Diane E. Offereins 1g. Eric T. Steigerwalt 1h. Paul M. Wetzel 1i. Lizabeth H. Zlatkus 2 Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2026 3. Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers B. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, trustee, guardian, corporate officer, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 2, 2026 at 8:00 AM, Eastern Time: The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.ProxyVote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V91616-P48695 BRIGHTHOUSE FINANCIAL, INC. ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder(s) hereby appoint(s) Allie Lin, Bruce H. Schindler, and Eric T. Steigerwalt, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRIGHTHOUSE FINANCIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time on June 2, 2026 solely by means of remote communication via the internet and any adjournment or postponement thereof, on all subjects that may properly come before the meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side of this card. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED: “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED UNDER PROPOSAL 1; “FOR” PROPOSAL 2; AND “FOR” PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON THE OTHER SIDE OF THIS CARD. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BRIGHTHOUSE FINANCIAL, INC. 11225 N COMMUNITY HOUSE RD CHARLOTTE, NC 28277 ANNUAL MEETING INFORMATION SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Go to www.ProxyVote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information by 12:00 p.m., Eastern Time on May 29, 2026. Have this card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions by 12:00 p.m., Eastern Time on May 29, 2026. Have this card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To attend the virtual meeting, go to www.virtualshareholdermeeting.com/BHF2026 during the meeting. Have the 16-digit control number that is printed in the box marked by the arrow on this card available and then follow the instructions. There will be no physical location at which stockholders may attend the meeting. TO VOTE, MARK BLOCKS BELOW WITH AN X IN BLUE OR BLACK INK AS FOLLOWS: IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN V91617-Z92339 KEEP THIS PORTION FOR YOUR RECORDS THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BRIGHTHOUSE FINANCIAL, INC. A. The Board of Directors recommends a vote FOR each of the Director nominees listed, and FOR Proposals 2 and 3. 1. Election of nine (9) Directors each to serve a one-year term ending at the 2027 Annual Meeting of Stockholders Nominees: For Against Abstain For Against Abstain 1a. C. Edward (“Chuck”) Chaplin 1b. Stephen C. Hooley 1c. Michael J. Inserra 1d. Carol D. Juel 1e. Eileen A. Mallesch 1f. Diane E. Offereins 1g. Eric T. Steigerwalt 1h. Paul M. Wetzel 1i. Lizabeth H. Zlatkus 2. Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public accounting firm for fiscal year 2026 3. Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers B. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, trustee, guardian, corporate officer, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 2, 2026 at 8:00 AM, Eastern Time: The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.ProxyVote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V91618-Z92339 BRIGHTHOUSE FINANCIAL, INC. ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder(s) hereby appoint(s) Allie Lin, Bruce H. Schindler, and Eric T. Steigerwalt, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRIGHTHOUSE FINANCIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time on June 2, 2026 solely by means of remote communication via the internet and any adjournment or postponement thereof, on all subjects that may properly come before the meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side of this card, the terms of applicable plan documents and applicable law. Plan Participants Charles Schwab Bank is the Trustee (the “Plan Trustee”) of the New England Life Insurance Company Agents’ Retirement Plan and Trust referred to herein as the “Plan.” As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Brighthouse Financial, Inc. Common Stock (“Shares”) that are allocated to your Plan account and shown on the reverse of this card. The Plan Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements. You may instruct the Plan Trustee how to vote by telephone, Internet or by signing and returning this card. See the reverse side of this form for instructions on how to vote. A postage-paid envelope is enclosed. The Plan Trustee must receive your voting instructions no later than 12:00 p.m., Eastern Time on May 29, 2026 to vote in accordance with the instructions. The Plan Trustee will vote your Plan Shares in accordance with the specifications indicated by you on the reverse of this card. If the Plan Trustee does not receive your instructions by 12:00 p.m., Eastern Time on May 29, 2026, or if you sign and return this card and no specifications are indicated, the Plan Trustee will vote your Plan Shares in the same proportion as the Plan Shares for which it has received instructions. On any matters other than those described on the reverse of this card that may be presented for a vote at the 2026 Annual Meeting and any adjournments or postponements thereof, your Plan Shares will be voted in the discretion of the proxies appointed by the stockholders of Brighthouse Financial, Inc. subject to the terms of the applicable plan documents and applicable law. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON THE OTHER SIDE OF THIS CARD. CONTINUED AND TO BE SIGNED ON REVERSE SIDE